Item 8. Financial Statements and Supplementary Data

Report of Independent Registered Public Accounting Firm

To the Shareholder and the Board of Directors of
Voya Retirement Insurance and Annuity Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Voya Retirement Insurance and Annuity Company (the Company) as of December 31, 2021 and 2020, the related consolidated statements of comprehensive income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2021, and the related notes and financial statement schedules listed in the Index at Item 15(a) (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of the critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Description of the Matter	Deferred policy acquisition costs and Value of business acquired
As disclosed in Note 1 and Note 5 to the consolidated financial statements, the Company's deferred policy acquisition costs and value of business acquired ("DAC/VOBA") totaled $409 million at December 31, 2021, net of unrealized gains and losses, which represented deferred acquisition costs and value of business acquired related to fixed and variable deferred annuity contracts. The carrying amount of the DAC related to fixed and variable deferred annuity contracts is the total of costs deferred, less amortization net of interest. The carrying amount of the VOBA related to fixed and variable deferred annuity contracts is the outstanding value of in-force business acquired, based on the present value of estimated net cash flows embedded in the insurance contracts at the time of the acquisition, less amortization net of interest. DAC and VOBA related to fixed and variable deferred annuity contracts are amortized over the estimated lives of the contracts in relation to the emergence of estimated gross profits.
As described in Note 1 to the consolidated financial statements, there is a significant amount of uncertainty inherent in calculating estimated gross profits as the calculation includes significant management judgment in developing certain assumptions such as persistency, interest crediting rates, fee income, returns associated with separate account performance, expenses to administer the business, and certain economic variables. Management's assumptions are adjusted, known as unlocking, over time for emerging experience and expected changes in trends. The unlocking results in DAC/VOBA amortization being recalculated, using the new assumptions for estimated gross profits, that results either in additional or less cumulative amortization expense.
Auditing management's estimate of DAC/VOBA related to fixed and variable deferred annuity contracts was complex due to the highly judgmental nature of assumptions included in the projection of estimated gross profits used in the valuation of DAC/VOBA.
How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design, and tested the operating effectiveness of the controls over the DAC/VOBA estimation process, including, among others, controls related to management's evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions and updating investment margins for current and expected future market conditions.
We utilized actuarial specialists to assist with our audit procedures, which included, among others, reviewing the methodology applied by management by comparing to the methodology used in prior periods as well as industry practice. To assess the assumptions used in measuring estimated gross profits, we compared the significant assumptions noted above with historical experience, observable market data and management's estimates of prospective changes in these assumptions. We also independently recalculated estimated gross profits for a sample of policies for comparison with the actuarial result developed by management.

Description of the Matter	Accounting for Reinsurance Transaction on January 4, 2021
As discussed in Note 7 to the consolidated financial statements, on January 4, 2021, the Company entered into a reinsurance agreement with Resolution Life U.S. Holdings, Inc (Resolution Life US). As a result of the reinsurance transaction, the Company reinsured $3.5 billion of policyholder liabilities under indemnity coinsurance and modified coinsurance arrangements and recorded a reinsurance recoverable of $2.5 billion. The Company ceded $2.4 billion in premiums and $2.5 billion in policyholder benefits. The Company transferred invested assets with a fair market value of $3.7 billion as consideration for the reinsurance arrangements. The Company also recognized non-cash assets of $73 million and $1.5 billion relating to a cost of reinsurance asset and deposit asset, respectively.
Auditing the reinsurance transaction on January 4, 2021 was complex due to multiple elements of the transaction including the assessment of risk transfer, determination of the cost of reinsurance asset, accounting for transfers of assets and liabilities and recording of the reinsurance recoverable and deposit asset amounts.
How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design, and tested the operating effectiveness of the controls over the reinsurance agreement process including, among others, controls related to whether the agreement passes risk transfer, the determination of the cost of reinsurance, and the accounting for transfers of assets and liabilities and recording of the reinsurance recoverable and deposit asset amounts.
Our audit procedures included, among others, assessing the terms of the reinsurance agreement with certain subsidiaries of Resolution Life US, evaluating management's risk transfer conclusion, testing the calculation of the cost of reinsurance and the recognized investments gains and benefit expense amounts, and testing the reinsurance recoverable and deposit asset recorded.

/s/ Ernst and Young LLP

We have served as the Company's auditor since 2001

San Antonio, Texas
March 11, 2022

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets
December 31, 2021 and 2020

(In millions, except share and per share data)

	As of December 31,
	2021	2020
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $23,074 as of 2021 and $24,667 as of 2020; allowance for credit losses of $48 as of 2021 and $14 as of 2020)	$24,360	$28,043
Fixed maturities, at fair value using the fair value option	1,253	1,730
Equity securities, at fair value (cost of $141 as of 2021 and $116 as of 2020)	141	116
Short-term investments	—	17
Mortgage loans on real estate	4,233	4,694
Less: Allowance for credit losses	11	67
Mortgage loans on real estate, net	4,222	4,627
Policy loans	171	187
Limited partnerships/corporations	980	815
Derivatives	149	145
Securities pledged (amortized cost of $725 as of 2021 and $169 as of 2020)	799	220
Other investments	143	43
Total investments	32,218	35,943
Cash and cash equivalents	436	360
Short-term investments under securities loan agreements, including collateral delivered	808	249
Accrued investment income	285	304
Premiums receivable and reinsurance recoverable	3,598	1,219
Deferred policy acquisition costs, Value of business acquired and Sales inducements to contract owners	422	173
Short-term loan to affiliate	130	653
Current income tax recoverable	—	5
Due from affiliates	70	118
Property and equipment	72	63
Other assets	1,635	242
Assets held in separate accounts	96,964	87,319
Total assets	$136,638	$126,648

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets (continued)
December 31, 2021 and 2020

(In millions, except share and per share data)

	As of December 31,
	2021	2020
Liabilities and Shareholder's Equity
Future policy benefits and contract owner account balances	$32,926	$33,127
Payable for securities purchased	—	26
Payables under securities loan agreements, including collateral held	811	208
Due to affiliates	110	125
Derivatives	144	216
Current income taxes	42	—
Deferred income taxes	227	439
Other liabilities	384	291
Liabilities related to separate accounts	96,964	87,319
Total liabilities	131,608	121,751
Commitments and Contingencies (Note 12)
Shareholder's equity:
Common stock (100,000 shares authorized, 55,000 issued and outstanding as of 2021 and 2020, respectively; $50 par value per share)	3	3
Additional paid-in capital	3,191	2,873
Accumulated other comprehensive income (loss)	1,423	1,882
Retained earnings	413	139
Total shareholder's equity	5,030	4,897
Total liabilities and shareholder's equity	$136,638	$126,648

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Operations
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	Year Ended December 31,
	2021	2020	2019
Revenues:
Net investment income	$1,949	$1,858	$1,689
Fee income	1,088	905	877
Premiums	(2,425)	32	31
Broker-dealer commission revenue	2	2	2
Net gains (losses):
Total impairments	(2)	(37)	(41)
Less: Portion of impairments recognized in Other comprehensive income (loss)	—	—	2
Net impairments recognized in earnings	(2)	(37)	(43)
Other net gains (losses)	168	(273)	(101)
Total net gains (losses)	166	(310)	(144)
Other revenue	38	(1)	14
Total revenues	818	2,486	2,469
Benefits and expenses:
Interest credited and other benefits to contract owners/policyholders	(1,483)	1,049	1,013
Operating expenses	1,213	1,090	1,056
Broker-dealer commission expense	2	2	2
Net amortization of Deferred policy acquisition costs and Value of business acquired	97	192	65
Interest expense	—	1	1
Total benefits and expenses	(171)	2,334	2,137
Income (loss) before income taxes	989	152	332
Income tax expense (benefit)	163	(14)	32
Net income (loss)	$826	$166	$300

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Comprehensive Income
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	Year Ended December 31,
	2021	2020	2019
Net income (loss)	$826	$166	$300
Other comprehensive income (loss), before tax:
Unrealized gains (losses) on securities	(580)	748	1,324
Pension and other postretirement benefits liability	(1)	(1)	(1)
Other comprehensive income (loss), before tax	(581)	747	1,323
Income tax expense (benefit) related to items of other comprehensive income (loss)	(122)	157	276
Other comprehensive income (loss), after tax	(459)	590	1,047
Comprehensive income (loss)	$367	$756	$1,347

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Changes in Shareholder's Equity
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total Shareholder's Equity
Balance at January 1, 2019	$3	$2,816	$108	$508	$3,435
Adjustment for adoption of ASU 2018-02	—	—	137	(137)	—
Comprehensive income (loss):
Net income (loss)	—	—	—	300	300
Other comprehensive income (loss), after tax	—	—	1,047	—	1,047
Total comprehensive income (loss)					1,347
Dividends paid and distributions of capital	—	—	—	(396)	(396)
Contribution of capital	—	57	—	—	57
Balance as of December 31, 2019	3	2,873	1,292	275	4,443
Adjustment for adoption of ASU 2016-13	—	—	—	(8)	(8)
Comprehensive income (loss):
Net income (loss)	—	—	—	166	166
Other comprehensive income (loss), after tax	—	—	590	—	590
Total comprehensive income (loss)					756
Dividends paid and distributions of capital	—	—	—	(294)	(294)
Balance as of December 31, 2020	3	2,873	1,882	139	4,897
Net income (loss)	—	—	—	826	826
Other comprehensive income (loss), after tax	—	—	(459)	—	(459)
Total comprehensive income (loss)					367
Dividends paid and distributions of capital	—	—	—	(552)	(552)
Contribution of capital	—	318	—	—	318
Balance as of December 31, 2021	$3	$3,191	$1,423	$413	$5,030

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	Year Ended December 31,
	2021	2020	2019
Cash Flows from Operating Activities:
Net income (loss)	$826	$166	$300
Adjustments to reconcile Net income (loss) to Net cash provided by operating activities:
Capitalization of deferred policy acquisition costs, value of business acquired and sales inducements	(60)	(59)	(49)
Net amortization of deferred policy acquisition costs, value of business acquired and sales inducements	99	194	65
Net accretion/amortization of discount/premium	(21)	(7)	5
Future policy benefits, claims reserves and interest credited	705	757	568
Deferred income tax (benefit) expense	208	(20)	23
Net (gains) losses	(166)	310	144
Depreciation and amortization	8	10	21
(Gains) losses on limited partnerships/corporations	(147)	(23)	(35)
Change in:
Accrued investment income	19	(11)	9
Premiums receivable and reinsurance recoverable	(83)	85	105
Other receivables and asset accruals	(5)	21	55
Due to/from affiliates	33	(21)	2
Other payables and accruals	61	(84)	158
Other, net	(13)	(12)	(8)
Net cash provided by operating activities	1,464	1,306	1,363

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Cash Flows (continued)
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	Year Ended December 31,
	2021	2020	2019
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	4,832	3,487	3,956
Fixed maturities, trading	33	—	—
Equity securities	158	145	3
Mortgage loans on real estate	606	403	803
Limited partnerships/corporations	318	104	70
Acquisition of:
Fixed maturities	(5,743)	(4,988)	(4,582)
Fixed maturities, trading	(33)	—	—
Equity securities	(178)	(178)	(12)
Mortgage loans on real estate	(690)	(433)	(555)
Limited partnerships/corporations	(238)	(158)	(190)
Derivatives, net	(54)	46	23
Policy loans, net	16	18	5
Short-term investments, net	15	(15)	50
Short-term loan to affiliate, net	523	(584)	(69)
Collateral received (delivered), net	44	11	(86)
Receipts on deposit asset contracts	70	—	—
Other, net	(110)	(5)	(3)
Net cash used in investing activities	(431)	(2,147)	(587)
Cash Flows from Financing Activities:
Deposits received for investment contracts	$4,281	$5,197	$3,395
Maturities and withdrawals from investment contracts	(4,718)	(4,220)	(3,686)
Settlements on deposit liability contracts	—	(1)	(5)
Proceeds from loans with affiliates, net	12	7	—
Dividends paid and distributions of capital	(552)	(294)	(396)
Capital contribution from parent	20	—	57
Net cash (used in) provided by financing activities	(957)	689	(635)
Net increase (decrease) in cash and cash equivalents	76	(152)	141
Cash and cash equivalents, beginning of period	360	512	371
Cash and cash equivalents, end of period	$436	$360	$512
Supplemental cash flow information:
Income taxes paid (received), net	$(92)	$2	$(13)
Noncash capital contribution from parent	298	—	—

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies

Business

Voya Retirement Insurance and Annuity Company ("VRIAC") is a stock life insurance company domiciled in the State of Connecticut. VRIAC and its wholly owned subsidiaries (collectively, the "Company") provide financial products and services in the United States. VRIAC is authorized to conduct its insurance business in all states and in the District of Columbia and in Guam, Puerto Rico and the Virgin Islands.

VRIAC is a direct, wholly owned subsidiary of Voya Holdings Inc. ("Parent"), which is a direct, wholly owned subsidiary of Voya Financial, Inc.

The Company derives its revenue mainly from (a) Investment income earned on investments, (b) Fee income generated from separate account assets supporting variable options under variable annuity contract investments, as designated by contract owners, (c) Premiums, (d) Net gains (losses) on investments and changes in fair value of embedded derivatives on product guarantees, and (e) Other revenue which includes certain other fees. The Company's benefits and expenses primarily consist of (a) Interest credited and other benefits to contract owners/policyholders, (b) Operating expenses, which include expenses related to the selling and servicing of the various products offered by us and other general business expenses, and (c) Amortization of DAC and VOBA. In addition, the Company collects broker-dealer commission revenues through Voya Financial Partners, LLC ("VFP"), which are, in turn, paid to broker-dealers and expensed.

The Company offers qualified and non-qualified annuity contracts that include a variety of funding and payout options for individuals and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408, 457 and 501, as well as non-qualified deferred compensation plans and related services. The Company's products are offered primarily to public and private school systems, higher education institutions, hospitals and healthcare facilities, not-for-profit organizations, state and local governments, small to mid-sized corporations and individuals. The Company also provides stable value investment options, including separate account guaranteed investment contracts (e.g., GICs) and synthetic GICs, to institutional clients. Pension risk transfer group annuity solutions were previously offered to institutional plan sponsors who needed to transfer their defined benefit plan obligations to the Company. The Company discontinued sales of these solutions to better align business activities to the Company's priorities. This business was transferred as part of the Individual Life Transaction described below. The Company's products are generally distributed through independent brokers and advisors, third-party administrators and consultants.

Products offered by the Company include deferred and immediate (i.e., payout) annuity contracts. The Company's products also include programs offered to qualified plans and non-qualified deferred compensation plans that package administrative and record-keeping services, participant education, and retirement readiness planning tools along with a variety of investment options, including proprietary and non-proprietary mutual funds and variable and fixed investment options. In addition, the Company offers wrapper agreements entered into with retirement plans, which contain certain benefit responsive guarantees (i.e., guarantees of principal and previously accrued interest for benefits paid under the terms of the plan) with respect to portfolios of plan-owned assets not invested with the Company. Stable value products are also provided to institutional plan sponsors where the Company may or may not be providing other employer sponsored products and services.

The Company has one operating segment.

Effective December 31, 2019, VRIAC's sole shareholder, Voya Holdings, Inc., transferred ownership of Voya Institutional Plan Services, LLC ("VIPS") and Voya Retirement Advisors, LLC ("VRA") to VRIAC for no cash consideration. VIPS and VRA provide retirement recordkeeping and investment advisory services, respectively, and the transfer was made to more closely align recordkeeping and related activities of VRIAC's retirement business. It also had the effect of reducing VRIAC's tax liability. In addition to these non-insurance subsidiaries, VRIAC owns the wholly-owned non-insurance subsidiary, VFP.

On January 4, 2021, VRIAC's ultimate parent, Voya Financial, Inc. ("Voya Financial"), completed a series of transactions pursuant to a Master Transaction Agreement (the "Resolution MTA") entered into on December 18, 2019 with Resolution Life U.S. Holdings Inc., a Delaware corporation ("Resolution Life US"), pursuant to which Resolution Life US acquired all of the shares of the capital stock of Security Life of Denver Company ("SLD") and Security Life of Denver International

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies (continued)

Limited ("SLDI"), including the capital stock of several subsidiaries of SLD and SLDI. Refer to the Reinsurance Note for additional information on the reinsurance transactions associated with the Resolution MTA.

Effective as of March 1, 2021, VRIAC acquired 49.9% of the issued and outstanding common stock of Voya Special Investments, Inc. from Voya Financial. The investment has been accounted for as an equity method investment and recognized within Other investments in Consolidated Balance Sheets. Also, effective as of March 1, 2021, the Company acquired $80 of SLD issued surplus notes and $73 of Resolution (Life U.S. Intermediate Holdings Ltd.) issued preferred shares from affiliated entities, which were received in connection with the Individual Life Transaction.

On June 9, 2021, Voya Financial completed the sale of the independent financial planning channel of Voya Financial Advisors, Inc. ("VFA") to Cetera Financial Group, Inc. ("Cetera"), one of the nation's largest networks of independently managed broker-dealers. VFA is one of the channels through which VRIAC distributes its products. In connection with this transaction, VFA transferred more than 800 independent financial professionals serving retail customers with approximately $38 billion in assets under advisement to Cetera, while retaining approximately 500 field and phone-based financial professionals who support our business.

Basis of Presentation

The accompanying Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

The Consolidated Financial Statements include the accounts of VRIAC and its wholly owned subsidiaries, VFP, VIPS, and VRA. Intercompany transactions and balances have been eliminated.

Significant Accounting Policies

Estimates and Assumptions

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates, and the differences may be material to the Consolidated Financial Statements.

The Company has identified the following accounts and policies as the most significant in that they involve a higher degree of judgment, are subject to a significant degree of variability and/or contain significant accounting estimates:

•  Reserves for future policy benefits;

•  Deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA");

•  Valuation of investments and derivatives;

•  Impairments;

•  Income taxes; and

•  Contingencies.

Fair Value Measurement

The Company measures the fair value of its financial assets and liabilities based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk, including the Company's own credit risk. The estimate of fair value is the price that would be received to sell an asset or transfer a liability ("exit price") in an orderly transaction between market participants in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability. The Company uses a number of valuation sources to determine the fair values of its financial assets and liabilities, including quoted market prices, third-party commercial pricing services, third-party brokers, industry-standard, vendor-provided software that models the value based on market observable inputs, and other internal modeling techniques based on projected cash flows.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies (continued)

Investments

The accounting policies for the Company's principal investments are as follows:

Fixed Maturities and Equity Securities: The Company measures its equity securities at fair value and recognizes any changes in fair value in net income.

The Company's fixed maturities are generally designated as available-for-sale. In addition, the Company has fixed maturities accounted for using the fair value option ("FVO"), and in the second quarter of 2021, the Company established a trading portfolio of fixed maturity debt securities. Available-for-sale securities are reported at fair value and unrealized capital gains (losses) on these securities are recorded directly in AOCI and presented net of related changes in DAC, VOBA and Deferred income taxes. Trading securities are valued at fair value, with the changes in fair value recorded in Other net gains (losses) and interest income recorded in Net investment income in the Consolidated Statements of Operations. In addition, certain fixed maturities have embedded derivatives, which are reported with the host contract on the Consolidated Balance Sheets.

Certain collateralized mortgage obligations ("CMOs"), primarily interest-only and principal-only strips, are accounted for as hybrid instruments and valued at fair value with changes in the fair value recorded in Other net gains (losses). Changes in fair value associated with derivatives purchased to hedge CMOs are also recorded in Other net gains (losses).

Purchases and sales of fixed maturities and equity securities, excluding private placements, are recorded on the trade date. Purchases and sales of private placements and mortgage loans are recorded on the closing date. Investment gains and losses on sales of securities are generally determined on a first-in-first-out ("FIFO") basis.

Interest income on fixed maturities is recorded when earned using an effective yield method, giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Such dividends and interest income are recorded in Net investment income in the Consolidated Statements of Operations.

Included within fixed maturities are loan-backed securities, including residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single-class and multi-class mortgage-backed securities ("MBS") and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For prepayment-sensitive securities such as interest-only and principal-only strips, inverse floaters and credit-sensitive MBS and ABS securities, which represent beneficial interests in securitized financial assets that are not of high credit quality or that have been credit impaired, the effective yield is recalculated on a prospective basis. For all other MBS and ABS, the effective yield is recalculated on a retrospective basis.

Short-term Investments: Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. These investments are stated at fair value.

Mortgage Loans on Real Estate: The Company's mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, net of allowance for credit losses. Amortized cost is the principal balance outstanding, net of deferred loan fees and costs. Accrued interest receivable is reported in Accrued investment income on the Consolidated Balance Sheets.

Mortgage loans are evaluated by the Company's investment professionals, including an appraisal of loan-specific credit quality, property characteristics and market trends. Loan performance is continuously monitored on a loan-specific basis throughout the year. The Company's review includes submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt.

Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies (continued)

events, current conditions, and reasonable and supportable forecasts. Included in the factor-based method are the consideration of debt type, capital market factors, and market vacancy rates, and loan-specific risk characteristics such as debt service coverage ratios ("DSC"), loan-to-value ("LTV"), collateral size, seniority of the loan, segmentation, and property types.

The allowance for credit losses is a valuation account that is deducted from the loans' amortized cost basis to present the net amount expected to be collected on the loans. The change in the allowance for credit losses is recorded in Other net gains (losses). Loans are written off against the allowance when management believes the uncollectability of a loan balance is confirmed. Expected recoveries do not exceed the aggregate of amounts previously written-off and expected to be written-off.

Mortgages are rated for the purpose of quantifying the level of risk. Those loans with higher risk are placed on a watch list and are closely monitored for collateral deficiency or other credit events that may lead to a potential loss of principal or interest. The Company defines delinquent mortgage loans consistent with industry practice as 60 days past due.

Commercial mortgage loans are placed on non-accrual status when 90 days in arrears if the Company has concerns regarding the collectability of future payments, or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow, number of days past due, or various other circumstances. Based on an assessment as to the collectability of the principal, a determination is made either to apply against the book value or apply according to the contractual terms of the loan. Funds recovered in excess of book value would then be applied to recover expenses, impairments, and then interest. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

For those mortgages that are determined to require foreclosure, expected credit losses are based on the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. Property obtained from foreclosed mortgage loans is recorded in Other investments on the Consolidated Balance Sheets.

Policy Loans: Policy loans are carried at an amount equal to the unpaid balance. Interest income on such loans is recorded as earned in Net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are collateralized by the cash surrender value of the associated insurance contracts. Any unpaid principal or interest on the loan is deducted from the account value or the death benefit prior to settlement of the policy.

Limited Partnerships/Corporations: The Company uses the equity method of accounting for investments in limited partnership interests, which consist primarily of private equity and hedge funds. Generally, the Company records its share of earnings using a lag methodology, relying on the most recent financial information available, generally not to exceed three months. The Company's earnings from limited partnership interests accounted for under the equity method are recorded in Net investment income.

Other Investments: Other investments are comprised primarily of the Company's investment in outstanding common stock of an affiliate, Voya Special Investments, Inc., which is accounted for as an equity method investment. Other investments also include Federal Home Loan Bank ("FHLB") stock and property obtained from foreclosed mortgage loans, as well as other miscellaneous investments. The Company is a member of the FHLB system and is required to own a certain amount of FHLB stock based on the level of borrowings and other factors. FHLB stock is carried at cost, classified as a restricted security and periodically evaluated for impairment based on ultimate recovery of par value.

Securities Pledged: The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions, through a lending agent, for short periods of time. The Company has the right to approve any institution with whom the lending agent transacts on its behalf. Initial collateral, primarily cash, is required at a minimum rate of 102% of the market value of the loaned securities. The lending agent retains the collateral and invests it in short-term liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty to return securities pledged where collateral is insufficient to cover the loss.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies (continued)

Impairments

The Company evaluates its available-for-sale general account investments quarterly to determine whether a decline in fair value below the amortized cost basis has resulted from credit loss or other factors. This evaluation process entails considerable judgment and estimation. Factors considered in this analysis include, but are not limited to, the extent to which the fair value has been less than amortized cost, the issuer's financial condition and near-term prospects, future economic conditions and market forecasts, interest rate changes and changes in ratings of the security. A severe unrealized loss position on a fixed maturity may not have any impact on (a) the ability of the issuer to service all scheduled interest and principal payments and (b) the evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected.

When assessing the Company's intent to sell a security, or if it is more likely than not it will be required to sell a security before recovery of its amortized cost basis, management evaluates facts and circumstances such as, but not limited to, decisions to rebalance the investment portfolio and sales of investments to meet cash flow or capital needs.

When the Company has determined it has the intent to sell, or if it is more likely than not that the Company will be required to sell a security before recovery of its amortized cost basis, and the fair value has declined below amortized cost ("intent impairment"), the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in Net gains (losses) as impairments in the Consolidated Statements of Operations.

For available-for-sale securities that do not meet the intent impairment criteria but the Company has determined that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss allowance is recorded for the credit loss, limited by the amount that the fair value is less than the amortized cost basis. Any impairment that has not been recorded through an allowance for credit losses is recognized in Other comprehensive income (loss).

The Company uses the following methodology and significant inputs in determining whether a credit loss exists:

•  When determining collectability and the period over which the value is expected to recover for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company applies the same considerations utilized in its overall impairment evaluation process, which incorporates information regarding the specific security, the industry and geographic area in which the issuer operates and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from the Company's best estimates of likely scenario-based outcomes, after giving consideration to a variety of variables that includes, but is not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

•  Additional considerations are made when assessing the unique features that apply to certain structured securities, such as subprime, Alt-A, non-agency RMBS, CMBS and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; loan-to-value ratios; debt service coverage ratios; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

•  When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, the Company considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process, which incorporates available information and the Company's best estimate of scenario-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates; and the overall macroeconomic conditions.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies (continued)

•  The Company performs a discounted cash flow analysis comparing the current amortized cost of a security to the present value of future cash flows expected to be received, including estimated defaults and prepayments. The discount rate is generally the effective interest rate of the fixed maturity prior to impairment.

Changes in the allowance for credit losses are recorded in Net gains (losses) as impairments. Losses are charged against the allowance when the Company believes the uncollectability of an available-for-sale security is confirmed or when either of the criteria regarding intent or requirement to sell is met.

Accrued interest receivable on available-for-sale securities is excluded from the estimate of credit losses. The Company evaluates the collectability of accrued interest receivable as part of its quarterly impairment evaluation of available-for-sale investments. Losses are recorded in Net investment income when the Company believes the uncollectability of the accrued interest receivable is confirmed.

Derivatives

The Company's use of derivatives is limited mainly to economic hedging to reduce the Company's exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, exchange rate risk and market risk. It is the Company's policy not to offset amounts recognized for derivative instruments and amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral arising from derivative instruments executed with the same counterparty under a master netting arrangement, which provides the Company with the legal right of offset. However, in accordance with the Chicago Mercantile Exchange ("CME") rules related to the variation margin payments, the Company is required to adjust the derivative balances with the variation margin payments related to its cleared derivatives executed through CME.

The Company enters into interest rate, equity market, credit default and currency contracts, including swaps, futures, forwards, caps, floors and options, to reduce and manage various risks associated with changes in value, yield, price, cash flow or exchange rates of assets or liabilities held or intended to be held, or to assume or reduce credit exposure associated with a referenced asset, index or pool. The Company also utilizes options and futures on equity indices to reduce and manage risks associated with its annuity products. Derivative contracts are reported as Derivatives assets or liabilities on the Consolidated Balance Sheets at fair value. Changes in the fair value of derivatives are recorded in Other net gains (losses) in the Consolidated Statements of Operations.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (a) a hedge of the exposure to changes in the estimated fair value of a recognized asset or liability or an identified portion thereof that is attributable to a particular risk ("fair value hedge") or (b) a hedge of a forecasted transaction or of the variability of cash flows that is attributable to interest rate risk to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

•  Fair Value Hedge: For derivative instruments that are designated and qualify as a fair value hedge, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is recorded in the same line item in the Consolidated Statements of Operations as impacted by the hedged item.

•  Cash Flow Hedge: For derivative instruments that are designated and qualify as a cash flow hedge, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is reported as a component of AOCI. Those amounts are subsequently reclassified to earnings when the hedged item affects earnings, and are reported in the same line item in the Consolidated Statements of Operations as impacted by the hedged item.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies (continued)

Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. The ineffective portion of a hedging relationship subject to hedge accounting is recognized in Net gains (losses) in the Consolidated Statements of Operations.

When hedge accounting is discontinued because it is determined that the derivative is no longer expected to be highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with subsequent changes in estimated fair value recognized currently in Other net gains (losses). The carrying value of the hedged asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in Other comprehensive income (loss) related to discontinued cash flow hedges are released into the Consolidated Statements of Operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date, or within two months of that date, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with changes in estimated fair value recognized currently in Other net gains (losses). Derivative gains and losses recorded in Other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in Other net gains (losses).

The Company also has investments in certain fixed maturities and has issued certain annuity products that contain embedded derivatives for which fair value is at least partially determined by levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. Embedded derivatives within fixed maturities are included with the host contract on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Other net gains (losses). Embedded derivatives within certain annuity products are included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Other net gains (losses).

In addition, the Company previously had coinsurance with funds withheld reinsurance arrangements that were recaptured in March 2020, accounted for under the deposit method, that contained embedded derivatives, the fair value of which was based on the change in the fair value of the underlying assets held in trust. Changes in the fair value of the embedded derivatives are recorded in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Cash and cash equivalents are stated at fair value.

Deferred Policy Acquisition Costs and Value of Business Acquired

DAC represents policy acquisition costs that have been capitalized and are subject to amortization and interest. Capitalized costs are incremental, direct costs of contract acquisition and certain other costs related directly to successful acquisition activities. Such costs consist principally of commissions, underwriting, sales and contract issuance and processing expenses directly related to the successful acquisition of new and renewal business. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. VOBA represents the outstanding value of in-force business acquired and is subject to amortization and interest. The value is based on the present value of estimated net cash flows embedded in the insurance contracts at the time of the acquisition and increased for subsequent deferrable expenses on purchased policies. DAC and VOBA are adjusted for the impact of unrealized capital gains (losses) on investments, as if such gains (losses) have been realized, with corresponding adjustments included in AOCI.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies (continued)

Amortization Methodologies

The Company amortizes DAC and VOBA related to deferred annuity contracts over the estimated lives of the contracts in relation to the emergence of estimated gross profits. At each valuation date, estimated gross profits are updated with actual gross profits, and the assumptions underlying future estimated gross profits are evaluated for continued reasonableness. Adjustments to estimated gross profits require that amortization rates be revised retroactively to the date of the contract issuance ("unlocking").

Recoverability testing is performed for current issue year products to determine if gross profits are sufficient to cover DAC and VOBA, estimated benefits and related expenses. In subsequent years, the Company performs testing to assess the recoverability of DAC and VOBA on an annual basis, or more frequently if circumstances indicate a potential loss recognition issue exists. If DAC or VOBA are not deemed recoverable from future gross profits, charges will be applied against DAC or VOBA balances before an additional reserve is established.

Internal Replacements

Contract owners may periodically exchange one contract for another, or make modifications to an existing contract. These transactions are identified as internal replacements. Internal replacements that are determined to result in substantially unchanged contracts are accounted for as continuations of the replaced contracts. Any costs associated with the issuance of the new contracts are considered maintenance costs and expensed as incurred. Unamortized DAC and VOBA related to the replaced contracts continue to be deferred and amortized in connection with the new contracts. Internal replacements that are determined to result in contracts that are substantially changed are accounted for as extinguishments of the replaced contracts, and any unamortized DAC and VOBA related to the replaced contracts are written off to Net amortization of Deferred policy acquisition costs and Value of business acquired in the Consolidated Statements of Operations.

Assumptions

Changes in assumptions may have a significant impact on DAC and VOBA balances, amortization rates, reserve levels, and results of operations. Assumptions are management's best estimate of future outcome.

Several assumptions are considered significant in the estimation of gross profits associated with the Company's deferred annuity products. One significant assumption is the assumed return associated with the variable account performance. To reflect the volatility in the equity markets, this assumption involves a combination of near-term expectations and long-term assumptions regarding market performance. The overall return on the variable account is dependent on multiple factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds, as well as equity sector weightings. The Company uses a reversion to the mean approach, which assumes that the market returns over the entire mean reversion period are consistent with a long-term level of equity market appreciation. The Company monitors market events and only changes the assumption when sustained deviations are expected. This methodology incorporates an 8% long-term equity return assumption, a 14% cap and a five-year look-forward period.

Other significant assumptions used in the estimation of gross profits include general account investment returns, crediting rates, expense and fees as well as policyholder behavior assumptions such as premiums, surrenders and lapses.

Contract Costs Associated with Certain Financial Services Contracts

Contract cost assets represent costs incurred to obtain or fulfill a non-insurance contract that are expected to be recovered and, thus, have been capitalized and are subject to amortization. Capitalized contract costs include incremental costs of obtaining a contract and fulfillment costs that relate directly to a contract and generate or enhance resources of the Company that are used to satisfy performance obligations. Capitalized contract costs are amortized on a straight-line basis over the estimated lives of the contracts, which typically range from 5 to 15 years.

Capitalized contract costs are included in Other assets on the Consolidated Balance Sheets, and costs expensed as incurred are included in Operating expenses in the Consolidated Statements of Operations.

As of December 31, 2021 and 2020, contract cost assets were $104 and $105, respectively. For the years ended December 31, 2021, 2020 and 2019, amortization expenses of $23, $23 and $23, respectively, were recorded in Operating expenses in the Consolidated Statements of Operations. There was no impairment loss in relation to the contract costs capitalized.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies (continued)

Future Policy Benefits and Contract Owner Account Balances

Future Policy Benefits

The Company establishes and carries actuarially-determined reserves that are calculated to meet its future obligations, including estimates of unpaid claims and claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The principal assumptions used to establish liabilities for future policy benefits are based on Company experience and periodically reviewed against industry standards. These assumptions include mortality, morbidity, policy lapse, contract renewal, payment of subsequent premiums or deposits by the contract owner, retirement, investment returns, inflation, benefit utilization and expenses. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.

Reserves for payout contracts with life contingencies are equal to the present value of expected future payments. Assumptions as to interest rates, mortality and expenses are based on the Company's estimates of anticipated experience at the period the policy is sold or acquired, including a provision for adverse deviation. Such assumptions generally vary by annuity plan type, year of issue and policy duration. Interest rates used to calculate the present value of future benefits ranged from 3.4% to 5.3%.

Although assumptions are "locked-in" upon the issuance of payout contracts with life contingencies, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are determined based on best estimate assumptions that exist at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Contract Owner Account Balances

Contract owner account balances relate to investment-type contracts, as follows:

•  Account balances for funding agreements with fixed maturities are calculated using the amount deposited with the Company, less withdrawals, plus interest accrued to the ending valuation date. Interest on these contracts is accrued by a predetermined index, plus a spread or a fixed rate, established at the issue date of the contract.

•  Account balances for fixed annuities and payout contracts without life contingencies are equal to cumulative deposits, less charges and withdrawals, plus credited interest thereon. Credited interest rates vary by product and ranged up to 4.3% for the year 2021, 4.3% for the year 2020 and 5.3% for the year 2019. Account balances for group immediate annuities without life contingent payouts are equal to the discounted value of the payment at the implied break-even rate.

•  For fixed-indexed annuity ("FIA"), the aggregate initial liability is equal to the deposit received, plus a bonus, if applicable, and is split into a host component and an embedded derivative component. Thereafter, the host liability accumulates at a set interest rate, and the embedded derivative liability is recognized at fair value.

Product Guarantees and Additional Reserves

The Company calculates additional reserve liabilities for certain variable annuity guaranteed benefits and variable funding products. The Company periodically evaluates its estimates and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.

GMDB: Reserves for annuity guaranteed minimum death benefits ("GMDB") are determined by estimating the value of expected benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Expected experience is based on a range of scenarios. Assumptions used, such as the long-term equity market return, lapse rate and mortality, are consistent with assumptions used in estimating gross profits for the purpose of amortizing DAC. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor's ("S&P") 500 Index. Reserves for GMDB are recorded in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets. Changes in reserves for GMDB are reported in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies (continued)

FIA: The Company issued FIA contracts that contain embedded derivatives that are measured at estimated fair value separately from the host contracts. Such embedded derivatives are recorded in Future policy benefits and contract owner account balances.

Changes in estimated fair value, that are not related to attributed fees or premiums collected or payments made, are reported in Other net gains (losses) in the Consolidated Statements of Operations.

The estimated fair value of the embedded derivative in the FIA contracts is based on the present value of the excess of interest payments to the contract owners over the growth in the minimum guaranteed contract value. The excess interest payments are determined as the excess of projected index driven benefits over the projected guaranteed benefits. The projection horizon is over the anticipated life of the related contracts, which takes into account best estimate actuarial assumptions, such as partial withdrawals, full surrenders, deaths, annuitizations and maturities.

Stabilizer and MCG: Guaranteed credited rates give rise to an embedded derivative in the stabilizer ("Stabilizer") products and a stand-alone derivative for managed custody guarantee products ("MCG"). These derivatives are measured at estimated fair value and recorded in Future policy benefits and contract owner account balances. Changes in estimated fair value, that are not related to attributed fees collected or payments made, are reported in Other net gains (losses).

The estimated fair value of the Stabilizer embedded derivative and MCG stand-alone derivative is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are projected under multiple capital market scenarios using observable risk-free rates and other best estimate assumptions.

The liabilities for the FIA and Stabilizer embedded derivatives and the MCG stand-alone derivative (collectively, "guaranteed benefit derivatives") include a risk margin to capture uncertainties related to policyholder behavior assumptions. The margin represents additional compensation a market participant would require to assume these risks.

The discount rate used to determine the fair value of the liabilities for FIA and Stabilizer embedded derivatives and the MCG stand-alone derivative includes an adjustment to reflect the risk that these obligations will not be fulfilled ("nonperformance risk").

Separate Accounts

Separate account assets and liabilities generally represent funds maintained to meet specific investment objectives of contract owners or participants who bear the investment risk, subject, in limited cases, to minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contract owners. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company or its affiliates.

Separate account assets supporting variable options under variable annuity contracts are invested, as designated by the contract owner or participant under a contract, in shares of mutual funds that are managed by the Company, or its affiliates, or in other selected mutual funds not managed by the Company, or its affiliates.

The Company reports separately, as assets and liabilities, investments held in the separate accounts and liabilities of separate accounts if:

•  Such separate accounts are legally recognized;

•  Assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

•  Investments are directed by the contract owner or participant; and

•  All investment performance, net of contract fees and assessments, is passed through to the contract owner.

The Company reports separate account assets that meet the above criteria at fair value on the Consolidated Balance Sheets based on the fair value of the underlying investments. The underlying investments include mutual funds, short term investments, cash and fixed maturities. Separate account liabilities equal separate account assets. Investment income and net realized and unrealized capital gains (losses) of the separate accounts, however, are not reflected in the

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies (continued)

Consolidated Statements of Operations, and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts.

Repurchase Agreements

The Company engages in dollar repurchase agreements with MBS ("dollar rolls") and repurchase agreements with other collateral types to increase its return on investments and improve liquidity. Such arrangements meet the requirements to be accounted for as financing arrangements.

The Company enters into dollar roll transactions by selling existing MBS and concurrently entering into an agreement to repurchase similar securities within a short time frame at a lower price. Under repurchase agreements, the Company borrows cash from a counterparty at an agreed upon interest rate for an agreed upon time frame and pledges collateral in the form of securities. At the end of the agreement, the counterparty returns the collateral to the Company, and the Company, in turn, repays the loan amount along with the additional agreed upon interest.

The Company's policy requires that at all times during the term of the dollar roll and repurchase agreements that cash or other collateral types obtained is sufficient to allow the Company to fund substantially all of the cost of purchasing replacement assets. Cash received is generally invested in Short-term investments, with the offsetting obligation to repay the loan included within Payables under securities loan agreements, including collateral held on the Consolidated Balance Sheets. The carrying value of the securities pledged in dollar rolls and repurchase agreement transactions is included in Securities pledged on the Consolidated Balance Sheets.

Recognition of Revenue

Insurance Revenue and Related Benefits

Premiums related to payouts contracts with life contingencies are recognized in Premiums in the Consolidated Statements of Operations when due from the contract owner. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations when incurred.

Amounts received as payment for investment-type, fixed annuities, payout contracts without life contingencies and FIA contracts are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges and are reported in Fee income. Surrender charges are reported in Other revenue. In addition, the Company earns investment income from the investment of contract deposits in the Company's general account portfolio, which is reported in Net investment income in the Consolidated Statements of Operations. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the expected life of the related contracts in proportion to estimated gross profits in a manner consistent with DAC for these contracts. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Financial Services Revenue

Revenue for various financial services is measured based on consideration specified in a contract with a customer and is recognized when the Company has satisfied a performance obligation. For advisory, recordkeeping and administration services of $514, $423 and $405 for the years ended December 31, 2021, 2020 and 2019, respectively, the Company recognizes revenue as services are provided, generally over time. For distribution and shareholder servicing revenue of $180, $158 and $82 for the years ended December 31, 2021, 2020 and 2019, respectively, the Company recognizes revenue as related consideration is received and provides distribution services at a point in time and shareholder services over time. Contract terms are typically less than one year, and consideration is variable.

For a description of principal activities from which the Company generates revenue, see the Business section above for further information.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies (continued)

For the years ended December 31, 2021, 2020 and 2019, such revenue represents approximately 21.2%, 23.4% and 19.7% respectively, of total revenues. In calculating the percentage for the year ended December 31, 2021, the Company excluded the day one impact of ceded premiums from the Reinsurance transaction entered into pursuant to the close of the Resolution MTA For the years ended December 31, 2021, 2020 and 2019, a portion of the revenue recognized in the current period from distribution services is related to performance obligations satisfied in previous periods. Revenue for various financial services is recorded in Fee income or Other revenue in the Consolidated Statements of Operations. Receivables of $107 and $88 are included in Other assets on the Consolidated Balance Sheets as of December 31, 2021 and 2020, respectively.

Income Taxes

The Company uses certain assumptions and estimates in determining (a) the income taxes payable or refundable to/from Voya Financial, Inc. for the current year, (b) the provision for income taxes and (c) the deferred income tax assets and liabilities.

The provision for income taxes is based on income and expense reported in the financial statements after adjustments for permanent differences between our financial statements and consolidated federal income tax return. Permanent differences include the dividends received deduction. As a result of permanent differences, the effective tax rate reflected in the financial statements may be different than the actual rate in the income tax return.

Temporary differences between our financial statements and income tax return create deferred tax assets and liabilities. Deferred tax assets represent the tax benefit of future deductible temporary differences, net operating loss carryforwards and tax credit carryforwards. The Company's deferred tax assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. The Company evaluates and tests the recoverability of its deferred tax assets. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including the nature and character of the deferred tax assets and liabilities, the amount and character of book income or losses in recent years, projected future taxable income and future reversals of temporary differences, tax planning strategies we would employ to avoid a tax benefit from expiring unused, and the length of time carryforwards can be utilized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not to be sustained under examination by the applicable taxing authority. The Company also considers positions that have been reviewed and agreed to as part of an examination by the applicable taxing authority. For items that meet the more-likely-than-not recognition threshold, the Company measures the tax position as the largest amount of benefit that is more than 50% likely to be realized upon ultimate resolution with the applicable tax authority that has full knowledge of all relevant information.

Reinsurance

The Company utilizes reinsurance agreements in most aspects of its insurance business to reduce its exposure to large losses. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured.

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk. The Company reviews contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded Future policy benefits and contract owner account balances are reported gross on the Consolidated Balance Sheets.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies (continued)

Long-duration: For reinsurance of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid and benefits received related to the underlying contracts is included in the expected net cost of reinsurance, which is recorded as a component of the reinsurance asset or liability.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in Other liabilities, and deposits made are included in Other assets on the Consolidated Balance Sheets.

As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as Other revenues or Operating expenses in the Consolidated Statements of Operations, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through Other revenues or Other expenses, as appropriate.

Accounting for reinsurance requires use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance. The Company also evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers.

Reinsurance recoverable balances are reported net of the allowance for credit losses in the Company's Consolidated Balance Sheets. Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. Included in the factor-based method are the consideration of capital market factors, counterparty financial information and ratings, and reinsurance agreement-specific risk characteristics such as collateral type, collateral size, and covenant strength.

The allowance for credit losses is a valuation account that is deducted from the reinsurance recoverable balance to present the net amount expected to be collected on the reinsurance recoverable. The change in the allowance for credit losses is recorded in Policyholder benefits in the Consolidated Statements of Operations.

Current reinsurance recoverable balances deemed probable of recovery and payable balances under reinsurance agreements are included in Premiums receivable and reinsurance recoverable and Other liabilities, respectively. Such assets and liabilities relating to reinsurance agreements with the same reinsurer are recorded net on the Consolidated Balance Sheets if a right of offset exists within the reinsurance agreement. Premiums, Fee income and Interest credited and other benefits to contract owners/policyholders are reported net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in Other revenue in the Consolidated Statements of Operations.

The Company currently has a significant concentration of ceded reinsurance with a subsidiary of Lincoln National Corporation ("Lincoln") arising from the disposition of its individual life insurance business.

Employee Benefits Plans

The Company, in conjunction with Voya Services Company, sponsors non-qualified defined benefit pension plans covering eligible employees, sales representatives and other individuals.

A defined benefit plan is a pension plan that defines an amount of pension benefit that an employee will receive upon retirement, usually dependent on one or more factors such as age, years of service and compensation. The liability recognized in respect of non-qualified defined benefit pension plans is the present value of the projected pension benefit obligation ("PBO") at the balance sheet date, together with adjustments for unrecognized past service costs. This liability is included in Other liabilities on the Consolidated Balance Sheets. The PBO is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The Company recognizes the funded status of the PBO for pension plans on the Consolidated Balance Sheets.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies (continued)

Net periodic benefit cost for the non-qualified defined benefit pension plans is determined using management estimates and actuarial assumptions to derive service cost and interest cost for a particular year and is included in Operating expenses in the Consolidated Statements of Operations. The obligations and expenses associated with these plans require use of assumptions, such as discount rate and rate of future compensation increases and healthcare cost trend rates, as well as assumptions regarding participant demographics, such as age of retirement, withdrawal rates and mortality. Management determines these assumptions based on a variety of factors, such as currently available market and industry data and expected benefit payout streams. Actual results could vary significantly from assumptions based on changes, such as economic and market conditions, demographics of participants in the plans and amendments to benefits provided under the plans. These differences may have a significant effect on the Company's Consolidated Financial Statements and liquidity. Actuarial gains (losses) are immediately recognized in Operating expenses in the Consolidated Statements of Operations.

Contingencies

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Examples of loss contingencies include pending or threatened adverse litigation, threat of expropriation of assets and actual or possible claims and assessments. Amounts related to loss contingencies are accrued and recorded in Other liabilities on the Consolidated Balance Sheets if it is probable that a loss has been incurred and the amount can be reasonably estimated, based on the Company's best estimate of the ultimate outcome.

Adoption of New Pronouncements

The following table provides a description of the Company's adoption of new Accounting Standard Updates ("ASUs") issued by the Financial Accounting Standards Board ("FASB") and the impact of the adoption on the Company's financial statements:

Standard	Description of Requirements	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2019-12, Simplifying the Accounting for Income Taxes	This standard, issued in December 2019, simplifies the accounting for income taxes by eliminating certain exceptions to the general principles and simplifying several aspects of ASC 740, Income taxes, including requirements related to the following:
• The intraperiod tax allocation exception to the incremental approach,
• The tax basis step-up in goodwill obtained in a transaction that is not a business combination,
• Hybrid tax regimes,
• Ownership changes in investments - changes from a subsidiary to an equity method investment,
• Separate financial statements of entities not subject to tax,
• Interim-period accounting for enacted changes in tax law, and
	• The year-to-date loss limitation in interim-period tax accounting.	January 1, 2021 on a prospective basis, except for those provisions that required retrospective or modified retrospective method.	Adoption of the ASU did not have an impact on the Company's financial condition, results of operations, or cash flows.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies (continued)

Standard	Description of Requirements	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments	This standard, issued in June 2016:
• Introduces a new current expected credit loss ("CECL") model to measure impairment on certain types of financial instruments,
• Requires an entity to estimate lifetime expected credit losses, under the new CECL model, based on relevant information about historical events, current conditions, and reasonable and supportable forecasts,
• Modifies the impairment model for available-for-sale debt securities, and
• Provides a simplified accounting model for purchased financial assets with credit deterioration since their origination.
In addition, the FASB issued various amendments during 2018, 2019, and 2020 to clarify the provisions of ASU 2016-13.	January 1, 2020, using the modified retrospective method for financial assets measured at amortized cost and the prospective method for available-for-sale debt securities.	The Company recorded a $8 decrease, net of tax, to Unappropriated retained earnings as of January 1, 2020 for the cumulative effect of adopting ASU 2016-13. The transition adjustment includes recognition of an allowance for credit losses of $12 related to mortgage loans, net of the effect of DAC/VOBA and other intangibles of $2 and deferred income taxes of $2.
The provisions that required prospective adoption had no effect on the Company's financial condition, results of operations, or cash flows.
In addition, disclosures have been updated to reflect accounting policy changes made as a result of the implementation of ASU 2016-13. (See the Significant Accounting Policies section.)
ASU 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income

This standard, issued in February 2018, permits a reclassification from accumulated other comprehensive income ("AOCI") to retained earnings for stranded tax effects resulting from the Tax Cuts and Jobs Act of 2017 ("Tax Reform"). Stranded tax effects arise because U.S. GAAP requires that the impact of a change in tax laws or rates on deferred tax liabilities and assets be reported in net income, even if related to items recognized within accumulated other comprehensive income. The amount of the reclassification would be based on the difference between the historical corporate income tax rate and the newly enacted 21% corporate income tax rate, applied to deferred tax liabilities and assets reported within accumulated other comprehensive income.

January 1, 2019 with the change reported in the period of adoption.

The impact to the January 1, 2019 Consolidated Balance Sheet was an increase to AOCI of $137, with a corresponding decrease to Retained earnings. The ASU did not have a material impact on the Company's results of operations, cash flows, or disclosures.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

1. Business, Basis of Presentation and Significant Accounting Policies (continued)

Future Adoption of Accounting Pronouncements

The following table provides a description of future adoptions of new accounting standards that may have an impact on the Company's financial statements when adopted:

Standard	Description of Requirements	Effective date and transition provisions	Effect on the financial statements or other significant matters
ASU 2020-04, Reference Rate Reform	This standard, issued in March 2020, provides temporary optional expedients and exceptions for applying U.S. GAAP principles to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met.
	In January, 2021, the FASB issued ASU 2021-01 which clarified the scope of relief related to ASU 2020-04.	The amendments are effective as of March 12, 2020, the issuance date of the ASU. An entity may elect to apply the amendments prospectively through December 31, 2022.

The Company expects that it may elect to apply some of the expedients and exceptions provided in ASU 2020-04; however, the Company is still evaluating its options under this guidance as the reference rate reform adoption process continues. To date, adoption of the ASU has not had an impact on the Company's financial condition and results of operations. The Company will continue to evaluate the impacts of reference rate reform on contract modifications and hedging relationships as transition progresses.

ASU 2018-12, Targeted Improvements to the Accounting for Long- Duration Contracts	This standard, issued in August 2018, changes the measurement and disclosures of insurance liabilities and DAC for long-duration contracts issued by insurers.

In November, 2020, the FASB released ASU 2020-11, which deferred the effective date of the amendments in ASU 2018-12 for SEC filers to fiscal years ending after December 15, 2022, including interim periods within those fiscal years. Initial adoption for the liability for future policy benefits and DAC is required to be reported using either a full retrospective or modified retrospective approach. For market risk benefits, full retrospective application is required.

Evaluation of the implications of these requirements and related potential financial statement impacts is continuing. The Company does not plan to early adopt the ASU and expects to apply a modified retrospective transition method for the liability of future policy benefits and DAC. While it is not possible to estimate the expected impact of adoption at this time, the Company believes there is a reasonable possibility that implementation of ASU 2018-12 may result in a significant impact on Shareholder's equity and future earnings patterns.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

2. Investments

Fixed Maturities

Available-for-sale and fair value option ("FVO") fixed maturities were as follows as of December 31, 2021:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Fair Value	Allowance for credit losses
Fixed maturities:
U.S. Treasuries	$554	$137	$—	$—	$691	$—
U.S. Government agencies and authorities	20	—	—	—	20	—
State, municipalities and political subdivisions	716	88	1	—	803	—
U.S. corporate public securities	7,314	994	39	—	8,269	—
U.S. corporate private securities	3,620	334	15	—	3,939	—
Foreign corporate public securities and foreign governments(1)	2,352	253	14	—	2,591	—
Foreign corporate private securities(1)	2,563	188	1	—	2,703	47
Residential mortgage-backed securities	3,081	97	20	7	3,164	1
Commercial mortgage-backed securities	2,766	130	15	—	2,881	—
Other asset-backed securities	1,341	16	6	—	1,351	—
Total fixed maturities, including securities pledged	24,327	2,237	111	7	26,412	48
Less: Securities pledged	725	74	—	—	799	—
Total fixed maturities	$23,602	$2,163	$111	$7	$25,613	$48

(1)  Primarily U.S. dollar denominated.

(2)  Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Other net gains (losses) in the Consolidated Statements of Operations.

Available-for-sale and FVO fixed maturities were as follows as of December 31, 2020:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Fair Value	Allowance for credit losses
Fixed maturities:
U.S. Treasuries	$535	$186	$—	$—	$721	$—
U.S. Government agencies and authorities	18	1	—	—	19	—
State, municipalities and political subdivisions	698	116	—	—	814	—
U.S. corporate public securities	7,632	1,531	7	—	9,156	—
U.S. corporate private securities	3,870	536	27	—	4,379	—
Foreign corporate public securities and foreign governments(1)	2,539	413	1	—	2,951	—
Foreign corporate private securities(1) .	2,991	348	25	—	3,303	11
Residential mortgage-backed securities	4,071	171	15	11	4,237	1
Commercial mortgage-backed securities	2,712	207	26	—	2,893	—
Other asset-backed securities	1,500	28	6	—	1,520	2
Total fixed maturities, including securities pledged	26,566	3,537	107	11	29,993	14
Less: Securities pledged	169	52	1	—	220	—
Total fixed maturities	$26,397	$3,485	$106	$11	$29,773	$14

(1)  Primarily U.S. dollar denominated.

(2)  Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Other net gains (losses) in the Consolidated Statements of Operations.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

2. Investments (continued)

The amortized cost and fair value of fixed maturities, including securities pledged, as of December 31, 2021, are shown below by contractual maturity. Actual maturities may differ from contractual maturities as securities may be restructured, called or prepaid. Mortgage-backed securities ("MBS") and Other asset-backed securities ("ABS") are shown separately because they are not due at a single maturity date.

	Amortized Cost	Fair Value
Due to mature:
One year or less	$334	$339
After one year through five years	3,324	3,476
After five years through ten years	4,058	4,429
After ten years	9,423	10,772
Mortgage-backed securities	5,847	6,045
Other asset-backed securities	1,341	1,351
Fixed maturities, including securities pledged	$24,327	$26,412

The investment portfolio is monitored to maintain a diversified portfolio on an ongoing basis. Credit risk is mitigated by monitoring concentrations by issuer, sector and geographic stratification and limiting exposure to any one issuer.

As of December 31, 2021 and 2020, the Company did not have any investments in a single issuer, other than obligations of the U.S. Government and government agencies, with a carrying value in excess of 10% of the Company's Total Shareholder's Equity.

The following tables present the composition of the U.S. and foreign corporate securities within the fixed maturity portfolio by industry category as of the dates indicated:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Fair Value
December 31, 2021
Communications	$883	$154	$2	$1,035
Financial	2,713	275	13	2,975
Industrial and other companies	7,004	713	26	7,691
Energy	1,385	216	14	1,587
Utilities	2,658	310	10	2,958
Transportation	854	71	1	924
Total	$15,497	$1,739	$66	$17,170
December 31, 2020
Communications	$950	$231	$1	$1,180
Financial	2,921	472	2	3,391
Industrial and other companies	7,284	1,155	13	8,426
Energy	1,571	259	22	1,808
Utilities	3,025	530	1	3,554
Transportation	929	128	20	1,037
Total	$16,680	$2,775	$59	$19,396

The Company has elected the FVO for certain of its fixed maturities to better match the measurement of assets and liabilities in the Consolidated Statements of Operations. Certain collateralized mortgage obligations ("CMOs"), primarily interest-only and principal-only strips, are accounted for as hybrid instruments and reported at fair value with changes in the fair value recorded in Other net gains (losses) in the Consolidated Statements of Operations.

The Company invests in various categories of CMOs, including CMOs that are not agency-backed, that are subject to different degrees of risk from changes in interest rates and defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to significant decreases and increases in interest rates resulting in the prepayment of principal from the underlying mortgages, either earlier or later than originally anticipated. As of December 31, 2021 and 2020, approximately 45.1% and 48.2%, respectively, of the Company's CMO holdings, were invested in the above mentioned types of CMOs such as interest-only or principal-only strips, that are subject to more prepayment and extension risk than traditional CMOs.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

2. Investments (continued)

Public corporate fixed maturity securities are distinguished from private corporate fixed maturity securities based upon the manner in which they are transacted. Public corporate fixed maturity securities are issued initially through market intermediaries on a registered basis or pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") and are traded on the secondary market through brokers acting as principal. Private corporate fixed maturity securities are originally issued by borrowers directly to investors pursuant to Section 4(a)(2) of the Securities Act, and are traded in the secondary market directly with counterparties, either without the participation of a broker or in agency transactions.

Repurchase Agreements

As of December 31, 2021 and 2020, the Company did not have any securities pledged in dollar rolls, repurchase agreement transactions or reverse repurchase agreements.

Securities Lending

The Company engages in securities lending whereby the initial collateral is required at a minimum rate of 102% of the market value of the loaned securities. The lending agent retains the collateral and invests it in high quality liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty to return securities pledged where collateral is insufficient to cover the loss. As of December 31, 2021 and 2020, the fair value of loaned securities was $739 and $143, respectively, and is included in Securities pledged on the Consolidated Balance Sheets.

If cash is received as collateral, the lending agent retains the cash collateral and invests it in short-term liquid assets on behalf of the Company. As of December 31, 2021 and 2020, cash collateral retained by the lending agent and invested in short-term liquid assets on the Company's behalf was $677 and $74, respectively, and is recorded in Short-term investments under securities loan agreements, including collateral delivered on the Consolidated Balance Sheets. As of December 31, 2021 and 2020, liabilities to return collateral of $677 and $74, respectively, are included in Payables under securities loan agreements, including collateral held, on the Consolidated Balance Sheets.

The Company accepts non-cash collateral in the form of securities. The securities retained as collateral by the lending agent may not be sold or re-pledged, except in the event of default, and are not reflected on the Company's Consolidated Balance Sheets. This collateral generally consists of U.S. Treasury, U.S. Government agency securities and MBS pools. As of December 31, 2021 and 2020, the fair value of securities retained as collateral by the lending agent on the Company's behalf was $87 and $70, respectively.

The following table presents borrowings under securities lending transactions by asset class pledged as of the dates indicated:

	December 31, 2021	December 31, 2020
U.S. Treasuries	$42	$70
U.S. corporate public securities	479	54
Foreign corporate public securities and foreign governments	243	20
Payables under securities loan agreements	$764	$144

The Company's securities lending activities are conducted on an overnight basis, and all securities loaned can be recalled at any time. The Company does not offset assets and liabilities associated with its securities lending program.

Variable Interest Entities ("VIEs")

The Company holds certain VIEs for investment purposes. VIEs may be in the form of private placement securities, structured securities, securitization transactions or limited partnerships. The Company has reviewed each of its holdings and determined that consolidation of these investments in the Company's financial statements is not required, as the Company is not the primary beneficiary, because the Company does not have both the power to direct the activities that most significantly impact the entity's economic performance and the obligation or right to potentially significant losses or benefits, for any of its investments in VIEs. The Company did not provide any non-contractual financial support and

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

2. Investments (continued)

its carrying value represents the Company's exposure to loss. The carrying value and ownership interest of these investments are included in Limited partnerships/ corporations on the Consolidated Balance Sheets. Income and losses recognized on these investments are reported in Net investment income in the Consolidated Statements of Operations.

Securitizations

The Company invests in various tranches of securitization entities, including Residential mortgage-backed securities ("RMBS"), Commercial mortgage-backed securities ("CMBS") and ABS. Through its investments, the Company is not obligated to provide any financial or other support to these entities. Each of the RMBS, CMBS and ABS entities are thinly capitalized by design and considered VIEs. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer or investment manager, which are generally viewed to have the power to direct the activities that most significantly impact the securitization entities' economic performance, in any of these entities, nor does the Company function in any of these roles. The Company, through its investments or other arrangements, does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity. Therefore, the Company is not the primary beneficiary and does not consolidate any of the RMBS, CMBS and ABS entities in which it holds investments. These investments are accounted for as investments available-for-sale as described in the Fair Value Measurements Note to these Consolidated Financial Statements and unrealized capital gains (losses) on these securities are recorded directly in AOCI, except for certain RMBS that are accounted for under the FVO, for which changes in fair value are reflected in Other net gains (losses) in the Consolidated Statements of Operations. The Company's maximum exposure to loss on these structured investments is limited to the amount of its investment.

Allowance for credit losses

The following table presents a rollforward of the allowance for credit losses on available-for-sale fixed maturity securities for the period presented:

	Year Ended December 31, 2021
	Residential mortgage- backed securities	Commercial mortgage- backed securities	Foreign corporate private securities	Other asset- backed securities	Total
Balance as of January 1, 2021	$1	$—	$11	$2	$14
Credit losses on securities for which credit losses were not previously recorded	1	—	35	—	36
Initial allowance for credit losses recognized on financial assets accounted for as PCD	—	—	—	—	—
Reductions for securities sold during the period	—	—	—	—	—
Reductions for intent to sell or more likely than not will be required to sell securities prior to recovery of amortized cost	—	—	—	—	—
Increase (decrease) on securities with allowance recorded in previous period	(1)	—	1	(2)	(2)
Write-offs	—	—	—	—	—
Recoveries of amounts previously written off	—	—	—	—	—
Balance as of December 31, 2021	$1	$—	$47	$—	$48

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

2. Investments (continued)

Year Ended December 31, 2020
	Residential mortgage- backed securities	Commercial mortgage- backed securities	Foreign corporate private securities	Other asset- backed securities	Total
Balance as of January 1, 2020	$—	$—	$—	$—	$—
Credit losses on securities for which credit losses were not previously recorded	1	—	11	2	14
Initial allowance for credit losses recognized on financial assets accounted for as PCD	—	—	—	—	—
Reductions for securities sold during the period	—	—	—	—	—
Reductions for intent to sell or more likely than not will be required to sell securities prior to recovery of amortized cost	—	—	—	—	—
Increase (decrease) on securities with allowance recorded in previous period	—	—	—	—	—
Write-offs	—	—	—	—	—
Recoveries of amounts previously written off	—	—	—	—	—
Balance as of December 31, 2020	$1	$—	$11	$2	$14

Unrealized Capital Losses

The following table presents available-for-sale fixed maturities, including securities pledged, for which an allowance for credit losses has not been recorded by market sector and duration as of December 31, 2021:

	Twelve Months or Less Below Amortized Cost			More Than Twelve Months Below Amortized Cost			Total
	Fair Value	Unrealized Capital Losses	Number of securities	Fair Value	Unrealized Capital Losses	Number of securities	Fair Value	Unrealized Capital Losses	Number of securities
U.S. Treasuries	$7	$—	4	$7	$—	2	$14	$—	6
State, municipalities and political subdivisions	33	1	21	—	—	—	33	1	21
U.S. corporate public securities	1,237	32	290	110	7	138	1,347	39	428
U.S. corporate private securities	325	2	35	94	13	8	419	15	43
Foreign corporate public securities and foreign governments	425	13	90	21	1	17	446	14	107
Foreign corporate private securities	54	1	7	10	—	1	64	1	8
Residential mortgage-backed	400	11	181	241	9	96	641	20	277
Commercial mortgage-backed	780	8	178	155	7	27	935	15	205
Other asset-backed	577	4	183	70	2	48	647	6	231
Total	$3,838	$72	989	$708	$39	337	$4,546	$111	1,326

The Company concluded that an allowance for credit losses was unnecessary for these securities because the unrealized losses are not credit related.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

2. Investments (continued)

The following table presents available-for-sale fixed maturities, including securities pledged, for which an allowance for credit losses has not been recorded by market sector and duration as of December 31, 2020:

	Twelve Months or Less Below Amortized Cost			More Than Twelve Months Below Amortized Cost			Total
	Fair Value	Unrealized Capital Losses	Number of securities	Fair Value	Unrealized Capital Losses	Number of securities	Fair Value	Unrealized Capital Losses	Number of securities
U.S. Treasuries	$8	$—	2	$—	$—	—	$8	$—	2
State, municipalities and political subdivisions	5	—	2	—	—	—	5	—	2
U.S. corporate public securities	199	5	182	22	2	4	221	7	186
U.S. corporate private securities	316	10	29	71	17	7	387	27	36
Foreign corporate public securities and foreign governments	32	1	22	6	—	2	38	1	24
Foreign corporate private securities	176	25	20	3	—	1	179	25	21
Residential mortgage-backed	613	11	134	119	4	54	732	15	188
Commercial mortgage-backed	579	25	105	33	1	7	612	26	112
Other asset-backed	206	1	59	265	5	88	471	6	147
Total	$2,134	$78	555	$519	$29	163	$2,653	$107	718

Based on the Company's quarterly evaluation of its securities in a unrealized loss position, described below, the Company concluded that these securities were not impaired as of December 31, 2021. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of their amortized cost bases.

Gross unrealized capital losses on fixed maturities, including securities pledged, increased $4 from $107 to $111 for the year ended December 31, 2021. The change in gross unrealized capital losses was primarily due to higher interest rates in the front end of the yield curve. As of December 31, 2021, $4 of the total $111 of gross unrealized losses were from 4 available-for-sale fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for 12 months or greater.

Evaluating Securities for Impairments

The Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities in accordance with its impairment policy in order to evaluate whether such investments are impaired.

The following table identifies the Company's impairments included in the Consolidated Statements of Operations, excluding impairments included in Other comprehensive income (loss) by type for the periods indicated:

	Year Ended December 31,
	2021			2020			2019
	Impairment		No. of Securities	Impairment		No. of Securities	Impairment		No. of Securities
State municipalities, and political subdivisions	$—		—	$—	*	6	$—	*	6
U.S. corporate public securities	—		—	12		43	11		25
U.S. corporate private securities	—		—	—	*	2	1		16
Foreign corporate public securities and foreign governments(1)	—		—	1		22	3		15
Foreign corporate private securities(1)				—	*	7	18		11
Residential mortgage-backed	2		13	3		44	4		71
Commercial mortgage-backed	—	*	1	20		106	—	*	18
Other asset-backed	—		—	1		61	3		73
Total	$2		14	$37		291	$40		235

(1)  Primarily U.S. dollar denominated.

*  Less than $1.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

2. Investments (continued)

The Company may sell securities during the period in which fair value has declined below amortized cost for fixed maturities. In certain situations, new factors, including changes in the business environment, can change the Company's previous intent to continue holding a security. Accordingly, these factors may lead the Company to record additional intent related capital losses.

Troubled Debt Restructuring

The Company invests in high quality, well performing portfolios of commercial mortgage loans and private placements. Under certain circumstances, modifications are granted to these contracts. Each modification is evaluated as to whether a troubled debt restructuring has occurred. A modification is a troubled debt restructuring when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the face amount or maturity amount of the debt as originally stated, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific credit allowance recorded in connection with the troubled debt restructuring. A credit allowance may have been recorded prior to the quarter when the loan is modified in a troubled debt restructuring. Accordingly, the carrying value (net of the allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. For the year ended December 31, 2021, the Company did not have any new commercial mortgage loan troubled debt restructurings or new private placement troubled debt restructurings. As of December 31, 2020, the Company had eight commercial mortgage loan troubled debt restructurings with a pre-modification carrying value and post-modification carrying value of $45. For the year ended December 31, 2020, the Company had no new private placement troubled debt restructurings.

For the years ended December 31, 2021 and 2020, the Company did not have any private placements modified in a troubled debt restructuring with a subsequent payment default or commercial mortgage loans modified in a troubled debt restructuring with a subsequent payment default.

Mortgage Loans on Real Estate

The Company diversifies its commercial mortgage loan portfolio by geographic region and property type to reduce concentration risk. The Company manages risk when originating commercial mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate. Subsequently, the Company continuously evaluates mortgage loans based on relevant current information including a review of loan-specific performance, property characteristics and market trends. Loan performance is monitored on a loan specific basis through the review of submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review ensures properties are performing at a consistent and acceptable level to secure the debt. The components to evaluate debt service coverage are received and reviewed at least annually to determine the level of risk.

Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. A LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property's net income to its debt service payments. A DSC ratio of less than 1.0 indicates that a property's operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

2. Investments (continued)

The following tables present commercial mortgage loans by year of origination and LTV ratio as of the dates indicated. The information is updated as of December 31, 2021 and 2020, respectively.

	As of December 31, 2021
	Loan-to-Value Ratios
Year of Origination	0% - 50%	>50% - 60%	>60% - 70%	>70% - 80%	>80% and above	Total
2021	$215	$273	$182	$—	$—	$670
2020	114	202	69	—	—	385
2019	150	145	61	—	—	356
2018	127	43	3	—	—	173
2017	543	202	3	—	—	748
2016	290	227	1	—	—	518
2015 and prior	1,161	207	15	—	—	1,383
Total	$2,600	$1,299	$334	$—	$—	$4,233
	As of December 31, 2020
	Loan-to-Value Ratios
Year of Origination	0% - 50%	>50% - 60%	>60% - 70%	>70% - 80%	>80% and above	Total
2020	164	206	39	—	—	409
2019	209	165	107	—	—	481
2018	124	91	73	—	—	288
2017	499	356	6	—	—	861
2016	399	275	1	—	—	675
2015 and prior	1,574	391	15	—	—	1,980
Total	$2,969	$1,484	$241	$—	$—	$4,694

The following tables present commercial mortgage loans by year of origination and DSC ratio as of the dates indicated. The information is updated as of December 31, 2021 and 2020, respectively.

	As of December 31, 2021
	Debt Service Coverage Ratios
Year of Origination	>1.5x	>1.25x - 1.5x	>1.0x - 1.25x	<1.0x	Commercial mortgage loans secured by land or construction loans	Total
2021	$556	$23	$34	$57	$—	$670
2020	342	15	23	5	—	385
2019	206	43	84	23	—	356
2018	96	3	49	25	—	173
2017	355	139	93	161	—	748
2016	440	17	44	17	—	518
2015 and prior	1,065	137	122	59	—	1,383
Total	$3,060	$377	$449	$347	$—	$4,233

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

2. Investments (continued)

	As of December 31, 2020
	Debt Service Coverage Ratios
Year of Origination	>1.5x	>1.25x - 1.5x	>1.0x - 1.25x	<1.0x	Commercial mortgage loans secured by land or construction loans	Total
2020	$298	$93	$18	$—	$—	$409
2019	319	77	36	49	—	481
2018	102	79	60	47	—	288
2017	494	204	103	60	—	861
2016	591	53	31	—	—	675
2015 and prior	1,676	178	72	54	—	1,980
Total	$3,480	$684	$320	$210	$—	$4,694

The following tables present the commercial mortgage loans by year of origination and U.S. region as of the dates indicated. The information is updated as of December 31, 2021 and 2020, respectively.

	As of December 31, 2021
	U.S. Region
Year of Origination	Pacific	South Atlantic	Middle Atlantic	West South Central	Mountain	East North Central	New England	West North Central	East South Central	Total
2021	$79	$58	$120	$132	$96	$118	$9	$36	$22	$670
2020	70	159	25	33	34	30	1	12	21	385
2019	48	106	10	103	34	12	15	11	17	356
2018	32	60	53	8	6	9	—	5	—	173
2017	87	82	311	129	44	55	4	36	—	748
2016	74	120	162	28	44	63	7	14	6	518
2015 and prior	364	317	252	64	135	102	45	85	19	1,383
Total	$754	$902	$933	$497	$393	$389	$81	$199	$85	$4,233
	As of December 31, 2020
	U.S. Region
Year of Origination	Pacific	South Atlantic	Middle Atlantic	West South Central	Mountain	East North Central	New England	West North Central	East South Central	Total
2020	84	159	35	37	32	29	1	12	20	409
2019	63	122	11	137	54	39	17	11	27	481
2018	49	98	57	34	26	11	—	13	—	288
2017	99	98	352	136	74	60	5	37	—	861
2016	156	127	180	32	72	72	9	21	6	675
2015 and prior	526	423	326	141	198	180	49	108	29	1,980
Total	$977	$1,027	$961	$517	$456	$391	$81	$202	$82	$4,694

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

2. Investments (continued)

The following tables present the commercial mortgage loans by year of origination and property type as of the dates indicated. The information is updated as of December 31, 2021 and 2020, respectively.

	As of December 31, 2021
	Property Type
Year of Origination	Retail	Industrial	Apartments	Office	Hotel/Motel	Other	Mixed Use	Total
2021	$24	$159	$368	$104	$—	$7	$8	$670
2020	51	72	124	138	—	—	—	385
2019	30	66	173	67	20	—	—	356
2018	35	72	31	15	3	17	—	173
2017	90	355	184	116	3	—	—	748
2016	103	212	68	127	—	5	3	518
2015 and prior	528	196	267	153	63	139	37	1,383
Total	$861	$1,132	$1,215	$720	$89	$168	$48	$4,233
	As of December 31, 2020
	Property Type
Year of Origination	Retail	Industrial	Apartments	Office	Hotel/Motel	Other	Mixed Use	Total
2020	51	73	141	144	—	—	—	409
2019	32	73	283	71	22	—	—	481
2018	49	78	124	17	3	17	—	288
2017	102	415	204	136	4	—	—	861
2016	129	244	138	144	9	7	4	675
2015 and prior	792	305	338	261	79	166	39	1,980
Total	$1,155	$1,188	$1,228	$773	$117	$190	$43	$4,694

The following table summarizes the activity in the allowance for losses for commercial mortgage loans for the periods indicated:

	December 31, 2021	December 31, 2020
Allowance for credit losses, balance at January 1	$67	$12	(1)
Credit losses on mortgage loans for which credit losses were not previously recorded	1	5
Change in allowance due to transfer of loans from Voya Reinsurance portfolios to Resolution	(7)	—
Increase (decrease) on mortgage loans with allowance recorded in previous period	(50)	52
Provision for expected credit losses	11	69
Write-offs	—	(2)
Recoveries of amounts previously written-off	—	—
Allowance for credit losses, balance at December 31	$11	$67

(1)  On January 1, 2020, as a result of implementing ASU 2016-13 Measurement of Credit Losses of Financial Instruments, the Company recorded a transition adjustment for Allowance for credit losses on mortgage loans on real estate of $12.

The following table presents past due commercial mortgage loans as of the dates indicated:

	December 31, 2021	December 31, 2020
Delinquency:
Current	$4,233	$4,691
30-59 days past due	—	—
60-89 days past due	—	—
Greater than 90 days past due	—	3
Total	$4,233	$4,694

Commercial mortgage loans are placed on non-accrual status when 90 days in arrears if the Company has concerns regarding the collectability of future payments, or if a loan has matured without being paid off or extended. As of December 31, 2021, the Company had no commercial mortgage loan in non-accrual status. As of December 31, 2020, the Company had one commercial mortgage loan in non-accrual status. There was no interest income recognized on loans in non-accrual status for the years ended December 31, 2021 and 2020.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

2. Investments (continued)

Net Investment Income

The following table summarizes Net investment income for the periods indicated:

	Year Ended December 31,
	2021	2020	2019
Fixed maturities	$1,453	$1,603	$1,432
Equity securities	12	9	6
Mortgage loans on real estate	179	200	224
Policy loans	8	12	7
Short-term investments and cash equivalents	3	2	3
Limited partnerships and other	364	107	91
Gross investment income	2,019	1,933	1,763
Less: investment expenses	70	75	74
Net investment income	$1,949	$1,858	$1,689

As of December 31, 2021, the Company had no investments in fixed maturities that did not produce net investment income. For the year ended December 31, 2020, the Company had $1 of investments in fixed maturities that did not produce net investment income. Fixed maturities are moved to a non-accrual status when the investment defaults.

Interest income on fixed maturities is recorded when earned using an effective yield method, giving effect to amortization of premiums and accretion of discounts. Such interest income is recorded in Net investment income in the Consolidated Statements of Operations.

Net Gains (Losses)

Net gains (losses) comprise the difference between the amortized cost of investments and proceeds from sale and redemption, as well as losses incurred due to the credit-related and intent-related impairment of investments. Net gains and losses are also primarily generated from changes in fair value of embedded derivatives within products and fixed maturities, changes in fair value of fixed maturities recorded at FVO and changes in fair value including accruals on derivative instruments, except for effective cash flow hedges. Net gains (losses) also include changes in fair value of trading debt securities and changes in fair value of equity securities. The cost of the investments on disposal is generally determined based on first-in-first-out ("FIFO") methodology.

Net gains (losses) were as follows for the periods indicated:

	Year Ended December 31,
	2021	2020	2019
Fixed maturities, available-for-sale, including securities pledged	$515	$(23)	$11
Fixed maturities, at fair value option	(562)	(257)	(47)
Equity securities, at fair value	6	3	(16)
Derivatives	(18)	49	(82)
Embedded derivatives - fixed maturities	(4)	—	2
Guaranteed benefit derivatives	35	(27)	(11)
Mortgage loans	99	(56)	—
Other investments	95	1	(1)
Net gains (losses)	$166	$(310)	$(144)

On June 1, 2021, the Company fully disposed of a 9.99% equity interest in VA Capital which was originally acquired as part of a Master Transaction Agreement dated December 20, 2017, related to the sale of substantially all of our Closed Block Variable Annuity (CBVA) and Annuity business. The disposition resulted in a net realized gain of $95 reported as Other net gains (losses) in the Consolidated Statements of Operations.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

2. Investments (continued)

Proceeds from the sale of fixed maturities, available-for-sale, and equity securities and the related gross realized gains and losses, before tax were as follows for the periods indicated:

	Year Ended December 31,
	2021	2020	2019
Proceeds on sales	$5,275	$1,512	$2,418
Gross gains	538	85	30
Gross losses	8	59	25

3. Derivative Financial Instruments

The Company primarily enters into the following types of derivatives:

Interest rate swaps: Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and/or liabilities. Interest rate swaps are also used to hedge the interest rate risk associated with the value of assets it owns or in an anticipation of acquiring them. Using interest rate swaps, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Futures: The Company uses interest rate futures contracts to hedge its exposure to market risks due to changes in interest rates. The Company enters into exchange traded futures with regulated futures commissions that are members of the exchange. The Company also posts initial and variation margins, with the exchange, on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships. The Company may also use futures contracts as a hedge against an increase in certain equity indices.

Embedded derivatives: The Company also invests in certain fixed maturity instruments and has issued certain products that contain embedded derivatives for which market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity rates, or credit ratings/spreads.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

3. Derivative Financial Instruments (continued)

The notional amounts and fair values of derivatives were as follows as of the dates indicated:

	December 31, 2021			December 31, 2020
	Notional Amount	Asset Fair Value	Liability Fair Value	Notional Amount	Asset Fair Value	Liability Fair Value
Derivatives: Qualifying for hedge accounting(1)
Cash flow hedges:
Interest rate contracts	$18	$—	$—	$18	$—	$—
Foreign exchange contracts	567	14	15	628	3	36
Derivatives: Non-qualifying for hedge accounting(1)
Interest rate contracts	10,514	135	129	14,155	137	171
Foreign exchange contracts	34	—	—	83	—	3
Equity contracts	—	—	—	55	5	5
Credit contracts	110	—	—	188	—	1
Embedded derivatives and Managed custody guarantees:
Within fixed maturity investments	N/A	7	—	N/A	11	—
Within products	N/A	—	28	N/A	—	59
Managed custody guarantees	N/A	—	1	N/A	—	4
Total		$156	$173		$156	$279

(1)  Open derivative contracts are reported as Derivatives assets or liabilities on the Consolidated Balance Sheets at fair value.

  N/A - Not Applicable

Based on the notional amounts, a substantial portion of the Company's derivative positions was not designated or did not qualify for hedge accounting as part of a hedging relationship as of December 31, 2021 and 2020. The Company utilizes derivative contracts mainly to hedge exposure to variability in cash flows, interest rate risk, credit risk, foreign exchange risk and equity market risk. The majority of derivatives used by the Company are designated as product hedges, which hedge the exposure arising from insurance liabilities or guarantees embedded in the contracts the Company offers through various product lines. These derivatives do not qualify for hedge accounting as they do not meet the criteria of being "highly effective" as outlined in ASC Topic 815, but do provide an economic hedge, which is in line with the Company's risk management objectives. The Company also uses derivatives contracts to hedge its exposure to various risks associated with the investment portfolio. The Company does not seek hedge accounting treatment for certain of these derivatives as they generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules outlined in ASC Topic 815. The Company also uses credit default swaps coupled with other investments in order to produce the investment characteristics of otherwise permissible investments that do not qualify as effective accounting hedges under ASC Topic 815.

Although the Company has not elected to net its derivative exposures, the notional amounts and fair values of Over-The-Counter ("OTC") and cleared derivatives excluding exchange traded contracts are presented in the tables below as of the dates indicated:

	December 31, 2021
	Notional Amount	Asset Fair Value	Liability Fair Value
Credit contracts	$110	$—	$—
Equity contracts	—	—	—
Foreign exchange contracts	601	14	15
Interest rate contracts	9,576	135	129
		149	144
Counterparty netting(1)		(140)	(140)
Cash collateral netting(1)		(7)	(2)
Securities collateral netting(1)		(2)	(1)
Net receivables/payables		$—	$1

(1)  Represents the netting of receivable balances with payable balances, net of collateral, for the same counterparty under eligible netting agreements.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

3. Derivative Financial Instruments (continued)

	December 31, 2020
	Notional Amount	Asset Fair Value	Liability Fair Value
Credit contracts	$188	$—	$1
Equity contracts	55	5	5
Foreign exchange contracts	711	3	39
Interest rate contracts	12,567	137	171
		145	216
Counterparty netting(1)		(141)	(141)
Cash collateral netting(1)		(1)	(43)
Securities collateral netting(1)		—	(28)
Net receivables/payables		$3	$4

(1)  Represents the netting of receivable balances with payable balances, net of collateral, for the same counterparty under eligible netting agreements.

Collateral

Under the terms of the OTC Derivative International Swaps and Derivatives Association, Inc. ("ISDA") agreements, the Company may receive from, or deliver to, counterparties, collateral to assure that terms of the ISDA agreements will be met with regard to the Credit Support Annex ("CSA"). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. To the extent cash collateral is received and delivered, it is included in Payables under securities loan agreements, including collateral held and Short-term investments under securities loan agreements, including collateral delivered, respectively, on the Consolidated Balance Sheets and is reinvested in short-term investments. Collateral held is used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported in Securities pledged on the Consolidated Balance Sheets.

As of December 31, 2021, the Company held $8 and pledged $2 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. As of December 31, 2020, the Company held $5 and delivered $43 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. In addition, as of December 31, 2021, the Company delivered $60 of securities and held $2 securities as collateral. As of December 31, 2020, the Company delivered $77 of securities and held no securities as collateral.

The location and effect of derivatives qualifying for hedge accounting on the Consolidated Statements of Operations and Consolidated Statements of Comprehensive Income are as follows for the periods indicated:

	Year Ended December 31
	2021		2020		2019
	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts
Derivatives: Qualifying for hedge accounting
Location of Gain or (Loss) Reclassified from Accumulated Other Comprehensive Income into Income	Net investment income	Net investment income and Other net gains/(losses)	Net investment income	Net investment income and Other net gains/(losses)	Net investment income	Net investment income and Other net gains/(losses)
Amount of Gain or (Loss) Recognized in Other Comprehensive Income	$(1)	$33	$1	$(23)	$2	$—
Amount of Gain or (Loss) Reclassified from Accumulated Other Comprehensive Income	—	3	—	7	—	10

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

3. Derivative Financial Instruments (continued)

The location and amount of gain (loss) recognized in the Consolidated Statements of Operations for derivatives qualifying for hedge accounting are as follows for the periods indicated:

	Year Ended December 31,
	2021		2020		2019
	Net investment income	Other net gains/ (losses)	Net investment income	Other net gains/ (losses)	Net investment income	Other net gains/ (losses)
Total amounts of line items presented in the statement of operations in which the effects of cash flow hedges are recorded	$1,949	$168	$1,858	$(273)	$1,689	$(101)
Derivatives: Qualifying for hedge accounting
Cash flow hedges:
Foreign exchange contracts:
Gain (loss) reclassified from accumulated other comprehensive income into income	8	(5)	10	(3)	10	—

The location and effect of derivatives not designated as hedging instruments on the Consolidated Statements of Operations are as follows for the periods indicated:

	Location of Gain or (Loss)	Year Ended December 31,
	Recognized in Income on Derivative	2021	2020	2019
Derivatives: Non-qualifying for hedge accounting
Interest rate contracts	Other net gains (losses)	$(16)	$51	$(85)
Foreign exchange contracts	Other net gains (losses)	1	(2)	1
Equity contracts	Other net gains (losses)	—	—	1
Credit contracts	Other net gains (losses)	2	3	1
Embedded derivatives and Managed custody guarantees:
Within fixed maturity investments	Other net gains (losses)	(4)	—	2
Within products	Other net gains (losses)	31	(23)	(11)
Within reinsurance agreements	Policyholder benefits	—	23	(102)
Managed custody guarantees	Other net gains (losses)	4	(4)	—
Total		$18	$48	$(193)

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

4. Fair Value Measurements

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$510	$181	$—	$691
U.S. Government agencies and authorities	—	20	—	20
State, municipalities and political subdivisions	—	803	—	803
U.S. corporate public securities	—	8,264	5	8,269
U.S. corporate private securities	—	2,560	1,379	3,939
Foreign corporate public securities and foreign governments(1)	—	2,591	—	2,591
Foreign corporate private securities(1)	—	2,431	272	2,703
Residential mortgage-backed securities	—	3,130	34	3,164
Commercial mortgage-backed securities	—	2,881	—	2,881
Other asset-backed securities	—	1,318	33	1,351
Total fixed maturities, including securities pledged	510	24,179	1,723	26,412
Equity securities	27	—	114	141
Derivatives:
Interest rate contracts	—	135	—	135
Foreign exchange contracts	—	14	—	14
Equity contracts	—	—	—	—
Credit contracts	—	—	—	—
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,244	—	—	1,244
Assets held in separate accounts	91,474	5,174	316	96,964
Total assets	$93,255	$29,502	$2,153	$124,910
Percentage of Level to total	74%	24%	2%	100%
Liabilities:
Derivatives:
Guaranteed benefit derivatives:
FIA	$—	$—	$9	$9
Stabilizer and MCGs	—	—	20	20
Other derivatives:
Interest rate contracts	—	129	—	129
Foreign exchange contracts	—	15	—	15
Equity contracts	—	—	—	—
Credit contracts	—	—	—	—
Total liabilities	$—	$144	$29	$173

(1)  Primarily U.S. dollar denominated.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

4. Fair Value Measurements (continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$548	$173	$—	$721
U.S. Government agencies and authorities	—	19	—	19
State, municipalities and political subdivisions	—	814	—	814
U.S. corporate public securities	—	9,099	57	9,156
U.S. corporate private securities	—	3,093	1,286	4,379
Foreign corporate public securities and foreign governments(1)	—	2,951	—	2,951
Foreign corporate private securities(1)	—	3,008	295	3,303
Residential mortgage-backed securities	—	4,204	33	4,237
Commercial mortgage-backed securities	—	2,893	—	2,893
Other asset-backed securities	—	1,483	37	1,520
Total fixed maturities, including securities pledged	548	27,737	1,708	29,993
Equity securities	17	—	99	116
Derivatives:
Interest rate contracts	7	130	—	137
Foreign exchange contracts	—	3	—	3
Equity contracts	—	5	—	5
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	610	16	—	626
Assets held in separate accounts	81,096	6,001	222	87,319
Total assets	$82,278	$33,892	$2,029	$118,199
Percentage of Level to total	69%	29%	2%	100%
Liabilities:
Derivatives:
Guaranteed benefit derivatives:
FIA	$—	$—	$10	$10
Stabilizer and MCGs	—	—	53	53
Other derivatives:
Interest rate contracts	—	171	—	171
Foreign exchange contracts	—	39	—	39
Equity contracts	—	5	—	5
Credit contracts	—	1	—	1
Total liabilities	$—	$216	$63	$279

(1)  Primarily U.S. dollar denominated.

Valuation of Financial Assets and Liabilities at Fair Value

Certain assets and liabilities are measured at estimated fair value on the Company's Consolidated Balance Sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The exit price and the transaction (or entry) price will be the same at initial recognition in many circumstances. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with an equal credit standing. Fair value is required to be a market-based measurement that is determined based on a hypothetical transaction at the measurement date, from a market participant's perspective. The Company considers three broad valuation approaches when a quoted price is unavailable: (i) the market approach, (ii) the income approach and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given the instrument being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation approaches and allows for the use of unobservable inputs to the extent that observable inputs are not available.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

4. Fair Value Measurements (continued)

The Company utilizes a number of valuation methodologies to determine the fair values of its financial assets and liabilities in conformity with the concepts of exit price and the fair value hierarchy as prescribed in ASC Topic 820. Valuations are obtained from third-party commercial pricing services, brokers and industry-standard, vendor-provided software that models the value based on market observable inputs. The valuations obtained from third-party commercial pricing services are non-binding. The Company reviews the assumptions and inputs used by third-party commercial pricing services for each reporting period in order to determine an appropriate fair value hierarchy level. The documentation and analysis obtained from third-party commercial pricing services are reviewed by the Company, including in-depth validation procedures confirming the observability of inputs. The valuations are reviewed and validated monthly through the internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades or monitoring of trading volumes.

The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below.

For fixed maturities classified as Level 2 assets, fair values are determined using a matrix-based market approach, based on prices obtained from third-party commercial pricing services and the Company's matrix and analytics-based pricing models, which in each case incorporate a variety of market observable information as valuation inputs. The market observable inputs used for these fair value measurements, by fixed maturity asset class, are as follows:

U.S. Treasuries: Fair value is determined using third-party commercial pricing services, with the primary inputs being stripped interest and principal U.S. Treasury yield curves that represent a U.S. Treasury zero-coupon curve.

U.S. government agencies and authorities, State, municipalities and political subdivisions: Fair value is determined using third-party commercial pricing services, with the primary inputs being U.S. Treasury yield curves, trades of comparable securities, credit spreads off benchmark yields and issuer ratings.

U.S. corporate public securities, Foreign corporate public securities and foreign governments: Fair value is determined using third-party commercial pricing services, with the primary inputs being benchmark yields, trades of comparable securities, issuer ratings, bids and credit spreads off benchmark yields.

U.S. corporate private securities and Foreign corporate private securities: Fair values are determined using a matrix and analytics-based pricing model. The model incorporates the current level of risk-free interest rates, current corporate credit spreads, credit quality of the issuer and cash flow characteristics of the security. The model also considers a liquidity spread, the value of any collateral, the capital structure of the issuer, the presence of guarantees, and prices and quotes for comparably rated publicly traded securities.

RMBS, CMBS and ABS: Fair value is determined using third-party commercial pricing services, with the primary inputs being credit spreads off benchmark yields, prepayment speed assumptions, current and forecasted loss severity, debt service coverage ratios, collateral type, payment priority within tranche and the vintage of the loans underlying the security.

Generally, the Company does not obtain more than one vendor price from pricing services per instrument. The Company uses a hierarchy process in which prices are obtained from a primary vendor and, if that vendor is unable to provide the price, the next vendor in the hierarchy is contacted until a price is obtained or it is determined that a price cannot be obtained from a commercial pricing service. When a price cannot be obtained from a commercial pricing service, independent broker quotes are solicited. Securities priced using independent broker quotes are classified as Level 3.

Fair values of privately placed bonds are determined primarily using a matrix-based pricing model and are generally classified as Level 2 assets. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees and the Company's evaluation of the borrower's ability to compete in its relevant market. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond.

Equity securities: Level 2 and Level 3 equity securities, typically private equities or equity securities not traded on an exchange, are valued by other sources such as analytics or brokers.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

4. Fair Value Measurements (continued)

Derivatives: Derivatives are carried at fair value, which is determined using the Company's derivative accounting system in conjunction with observable key financial data from third party sources, such as yield curves, exchange rates, S&P 500 Index prices, London Interbank Offered Rates ("LIBOR") and Overnight Index Swap ("OIS") rates. The Company uses OIS for valuations of collateralized interest rate derivatives, which are obtained from third-party sources. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third-party brokers. Counterparty credit risk is considered and incorporated in the Company's valuation process through counterparty credit rating requirements and monitoring of overall exposure. It is the Company's policy to transact only with investment grade counterparties with a credit rating of A- or better. The Company's nonperformance risk is also considered and incorporated in the Company's valuation process. The Company also has certain credit default swaps and options that are priced by third party vendors or by using models that primarily use market observable inputs, but contain inputs that are not observable to market participants, which have been classified as Level 3. The remaining derivative instruments are valued based on market observable inputs and are classified as Level 2.

Guaranteed benefit derivatives: The index-crediting feature in the Company's FIA contract is an embedded derivative that is required to be accounted for separately from the host contract. The fair value of the obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by market implied assumptions. These derivatives are classified as Level 3 liabilities in the fair value hierarchy.

The Company records reserves for Stabilizer and MCG contracts containing guaranteed credited rates. The guarantee is treated as an embedded derivative or a stand-alone derivative (depending on the underlying product) and is required to be reported at fair value. The estimated fair value is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using relevant actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by using stochastic techniques under a variety of risk neutral scenarios and other market implied assumptions. These derivatives are classified as Level 3 liabilities.

The discount rate used to determine the fair value of the embedded derivatives and stand-alone derivative includes an adjustment for nonperformance risk. The nonperformance risk adjustment incorporates a blend of observable, similarly rated peer holding company credit spreads, adjusted to reflect the credit quality of the Company, as well as an adjustment to reflect the non-default spreads and the priority and recovery rates of policyholder claims.

Level 3 Financial Instruments

The fair values of certain assets and liabilities are determined using prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (i.e., Level 3 as defined by ASC Topic 820), including but not limited to liquidity spreads for investments within markets deemed not currently active. These valuations, whether derived internally or obtained from a third-party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability. In addition, the Company has determined, for certain financial instruments, an active market is such a significant input to determine fair value that the presence of an inactive market may lead to classification in Level 3. In light of the methodologies employed to obtain the fair values of financial assets and liabilities classified as Level 3, additional information is presented below.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

4. Fair Value Measurements (continued)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2021
		Total Realized/ Unrealized Gains (Losses) Included in:								Fair	Change in Unrealized Gains	Change in Unrealized Gains
	Fair Value as of January 1	Net Income	OCI	Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Value as of December 31	(Losses) Included in Earnings(3)	(Losses) Included in OCI(3)
Fixed maturities, including securities pledged:
U.S. Corporate public securities	$57	$—	$—	$5	$—	$—	$(3)	$—	$(54)	$5	$—	$—
U.S. Corporate private securities	1,286	13	(46)	201	—	(103)	(161)	283	(94)	1,379	—	(33)
Foreign corporate private securities(1)	295	(31)	22	38	—	(22)	(30)	—	—	272	3	19
Residential mortgage-backed securities	33	(12)	—	21	—	(7)	—	1	(2)	34	(12)	—
Other asset-backed securities	37	—	(2)	14	—	—	(34)	18	—	33	—	(1)
Total fixed maturities, including securities pledged	1,708	(30)	(26)	279	—	(132)	(228)	302	(150)	1,723	(9)	(15)
Fixed maturities, trading, at fair value	—	—	—	33	—	(33)	—	—	—	—	—	—
Equity securities, at fair value	99	7	—	75	—	(30)	(37)	—	—	114	—	—
Derivatives:
Guaranteed benefit derivatives:
Stabilizer and MCGs(2)	(53)	33	—	—	(1)	—	1	—	—	(20)	—	—
FIA(2)	(10)	2	—	—	(2)	—	1	—	—	(9)	—	—
Assets held in separate accounts(4)	222	1	—	225	—	(13)	—	—	(119)	316	—	—

(1)  Primarily U.S. dollar denominated.

(2)  All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Other net gains (losses) in the Consolidated Statements of Operations.

(3)  For financial instruments still held as of December 31, amounts are included in Net investment income and Total net gains (losses) in the Consolidated Statements of Operations or Unrealized gains (losses) on securities in the Condensed Consolidated Statements of Comprehensive Income

(4)  The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

4. Fair Value Measurements (continued)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2020
		Total Realized/ Unrealized Gains (Losses) Included in:								Fair	Change in Unrealized Gains	Change in Unrealized Gains
	Fair Value as of January 1	Net Income	OCI	Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Value as of December 31	(Losses) Included in Earnings(3)	(Losses) Included in OCI(3)
Fixed maturities, including securities pledged:
U.S. Corporate public securities	$47	$—	$4	$—	$—	$(10)	$(11)	$27	$—	$57	$—	$4
U.S. Corporate private securities	1,002	—	33	255	—	(9)	(89)	294	(200)	1,286	—	33
Foreign corporate private securities(1)	190	(9)	(21)	190	—	(11)	(4)	4	(44)	295	2	(21)
Residential mortgage-backed securities	16	(7)	—	32	—	—	—	—	(8)	33	(7)	—
Other asset-backed securities	48	—	—	4	—	—	(15)	—	—	37	—	—
Total fixed maturities, including securities pledged	1,303	(16)	16	481	—	(30)	(119)	325	(252)	1,708	(5)	16
Equity securities, at fair value	63	2	—	35	—	—	(1)	—	—	99	2	—
Derivatives:
Guaranteed benefit derivatives:
Stabilizer and MCGs(2)	(22)	(29)	—	—	(2)	—	—	—	—	(53)	—	—
FIA(2)	(11)	2	—	—	(2)	—	1	—	—	(10)	—	—
Assets held in separate accounts(4)	115	—	—	161	—	(2)	—	3	(55)	222	—	—

(1)  Primarily U.S. dollar denominated.

(2)  All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Other net gains (losses) in the Consolidated Statements of Operations.

(3)  For financial instruments still held as of December 31, amounts are included in Net investment income and Total net gains (losses) in the Consolidated Statements of Operations or Unrealized gains (losses) on securities in the Consolidated Statements of Comprehensive Income.

(4)  The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

For the years ended December 31, 2021 and 2020, the transfers in and out of Level 3 for fixed maturities and separate accounts were due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

Significant Unobservable Inputs

The Company's Level 3 fair value measurements of its fixed maturities, equity securities and equity and credit derivative contracts are primarily based on broker quotes for which the quantitative detail of the unobservable inputs is neither provided nor reasonably corroborated, thus negating the ability to perform a sensitivity analysis. The Company performs a review of broker quotes by performing a monthly price variance comparison and back tests broker quotes to recent trade prices.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

4. Fair Value Measurements (continued)

Other Financial Instruments

The following disclosures are made in accordance with the requirements of ASC Topic 825 which requires disclosure of fair value information about financial instruments, whether or not recognized at fair value on the Consolidated Balance Sheets.

ASC Topic 825 excludes certain financial instruments, including insurance contracts and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The carrying values and estimated fair values of the Company's financial instruments as of the dates indicated:

	December 31, 2021		December 31, 2020
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturities, including securities pledged	$26,412	$26,412	$29,993	$29,993
Equity securities	141	141	116	116
Mortgage loans on real estate	4,233	4,495	4,694	5,013
Policy loans	171	171	187	187
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,244	1,244	626	626
Deposit assets(2)	1,407	1,425	—	—
Derivatives	149	149	145	145
Short-term loan to affiliate	130	130	653	653
Other investments	143	143	43	43
Assets held in separate accounts	96,964	96,964	87,319	87,319
Liabilities:
Investment contract liabilities:
Funding agreements without fixed maturities and deferred annuities(1)	28,128	35,256	28,169	36,741
Funding agreements with fixed maturities	925	925	795	796
Supplementary contracts, immediate annuities and other	257	267	288	345
Derivatives:
Guaranteed benefit derivatives:
FIA	9	9	10	10
Stabilizer and MCGs	20	20	53	53
Other derivatives	144	144	216	216
Short-term debt(3)	19	19	8	8
Long-term debt(3)	2	2	3	3

(1)  Certain amounts included in Funding agreements without fixed maturities and deferred annuities are also reflected within the Guaranteed benefit derivatives section of the table above.

(2)  Included in Other Assets on the Consolidated Balance Sheets.

(3)  Included in Other Liabilities on the Consolidated Balance Sheets.

The following table presents the classification of financial instruments which are not carried at fair value on the Consolidated Balance Sheets:

Financial Instrument	Classification
Mortgage loans on real estate	Level 3
Policy loans	Level 2
Deposit assets	Level 3
Other investments	Level 2
Funding agreements without fixed maturities and deferred annuities	Level 3
Funding agreements with fixed maturities	Level 2
Supplementary contracts, immediate annuities and other	Level 3
Short-term debt and Long-term debt	Level 2

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

5. Deferred Policy Acquisition Costs and Value of Business Acquired

The following table presents a rollforward of DAC and VOBA for the periods indicated:

	DAC	VOBA	Total
Balance at January 1, 2019	$536	$551	$1,087
Deferrals of commissions and expenses	43	6	49
Amortization:
Amortization, excluding unlocking	(72)	(66)	(138)
Unlocking(1)	2	(2)	—
Interest accrued	35	38 (2)	73
Net amortization included in the Consolidated Statements of Operations	(35)	(30)	(65)
Change in unrealized capital gains/losses on available-for-sale securities	(256)	(222)	(478)
Balance as of December 31, 2019	288	305	593
Impact of ASU 2016-13	2	—	2
Deferrals of commissions and expenses	56	3	59
Amortization:
Amortization, excluding unlocking	(84)	(76)	(160)
Unlocking(1)	(5)	(94)	(99)
Interest accrued	35	32 (2)	67
Net amortization included in the Consolidated Statements of Operations	(54)	(138)	(192)
Change in unrealized capital gains/losses on available-for-sale securities	(170)	(130)	(300)
Balance as of December 31, 2020	122	40	162
Deferrals of commissions and expenses	55	4	59
Amortization:
Amortization, excluding unlocking	(94)	(86)	(180)
Unlocking(1)	6	17	23
Interest accrued	35	25 (2)	60
Net amortization included in the Consolidated Statements of Operations	(53)	(44)	(97)
Change in unrealized capital gains/losses on available-for-sale securities	146	139	285
Balance as of December 31, 2021	$270	$139	$409

(1)  DAC/VOBA unlocking includes the impact of annual review of assumptions which typically occurs in the third quarter; and retrospective and prospective unlocking.

(2)  Interest accrued at the following rates for VOBA: 5.5% to 7.0% during 2021, 2020 and 2019.

The estimated amount of VOBA amortization expense, net of interest, during the next five years is presented in the following table. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results and/or changes in best estimates of future results.

Year	Amount
2022	$27
2023	22
2024	17
2025	15
2026	12

6. Guaranteed Benefit Features

The Company calculates an additional liability for certain GMDBs and other minimum guarantees in order to recognize the expected value of these benefits in excess of the projected account balance over the accumulation period based on total expected assessments.

The Company regularly evaluates estimates used to adjust the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

As of December 31, 2021 and 2020, the account value for the separate account contracts with guaranteed minimum benefits was $44.2 billion and $46.9 billion, respectively. The additional liability related to minimum guarantees as of December 31, 2021 and 2020 was $25 and $57, respectively.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

6. Guaranteed Benefit Features (continued)

The aggregate fair value of fixed income securities and equity securities, including mutual funds, supporting separate accounts with additional insurance benefits and minimum investment return guarantees as of December 31, 2021 and 2020 was $9.0 billion and $9.2 billion, respectively.

7. Reinsurance

As of December 31, 2021, the Company has reinsurance treaties with 3 unaffiliated reinsurers covering a significant portion of the mortality risks and guaranteed death benefits under its variable contracts. The Company previously had an agreement with one of its affiliates, Security Life of Denver International ("SLDI"), which was accounted for under the deposit method of accounting. This agreement was recaptured in Q1 2020. Refer to the Related Party Transactions Note for further detail.

Premiums receivable and reinsurance recoverable was comprised of the following as of the dates indicated:

	December 31,
	2021	2020
Premiums receivable	$(3)	$—
Reinsurance recoverable, net of allowance for credit losses	3,601	1,219
Total	$3,598	$1,219

Information regarding the effect of reinsurance on the Consolidated Statement of Operations is as follows for the periods indicated:

	Year ended December 31,
	2021	2020	2019
Premiums:
Direct premiums	$34	$32	$31
Reinsurance assumed	—	—	—
Reinsurance ceded	(2,459)	—	—
Net premiums	$(2,425)	$32	$31
Interest credited and other benefits to contract owners/policyholders:
Direct interest credited and other benefits to contract owners/policyholders	$1,138	$1,088	$1,051
Reinsurance assumed	8	7	6
Reinsurance ceded	(2,629)	(46)	(44)
Net interest credited and other benefits to contract owners/policyholders	$(1,483)	$1,049	$1,013

Concurrently with the sale of SLD by Resolution Life US disclosed in the Business, Basis of Presentation and Significant Accounting Policies Note to these Consolidated Financial Statements, SLD entered into reinsurance agreements with ReliaStar Life Insurance Company ("RLI"), ReliaStar Life Insurance Company of New York ("RLNY"), and VRIAC, each of which is a direct or indirect wholly owned subsidiary of Voya Financial. Pursuant to these agreements, RLI and VRIAC reinsured to SLD a 100% quota share, and RLNY reinsured to SLD a 75% quota share, of their respective individual life insurance and annuities businesses. The reinsurance agreements along with the sale of the legal entities noted above (referred to as the "Individual Life Transaction") resulted in the disposition of substantially all of Voya Financial's life insurance and legacy non-retirement annuity businesses and related assets. Pursuant to the Individual Life Transaction, VRIAC's reserves related to legacy non-retirement annuity business as well as pension risk transfer products were ceded to SLD and related assets transferred. The reinsurance obligation with counterparty SLD are secured by collateralized assets held in a trust. RLI, RLNY, and VRIAC continue to be subsidiaries of Voya Financial. The reinsurance transaction does not extinguish the Company's primary liability to its policyholders. As a result of the reinsurance transactions on January 4, 2021, the Company reinsured $3.5 billion of policyholder liabilities under indemnity coinsurance and modified coinsurance arrangements. As of January 4, 2021, reinsurance recoverable associated with these transactions was $2.5 billion. The Company ceded $2.4 billion in premiums and $2.5 billion in policyholder benefits. The Company transferred assets with a fair market value of $3.7 billion as consideration for the reinsurance arrangements. As a result of the transfer of invested assets the Company recognized $0.5 billion in pre-tax realized gains. The Company also recognized a non-cash liability of $73 relating to the pretax net cost of reinsurance liability and $1.5 billion deposit asset,

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

7. Reinsurance (continued)

respectively, on January 4, 2021 as a result of entering into the reinsurance agreements. The aggregate deferred intangibles will be amortized as a charge to earnings over the life of the underlying policies. The deposit relates to liabilities related to Contract owner account balances that currently exist for the related underlying policies.

On October 1, 1998, the Company disposed of its individual life insurance business under an indemnity reinsurance arrangement with a subsidiary of Lincoln for $1.0 billion in cash. Under the agreement, the Lincoln subsidiary contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains obligated to contract owners. The Lincoln subsidiary established a trust to secure its obligations to the Company under the reinsurance agreement. As of December 31, 2021 and 2020, the Company had $1.1 billion and $1.2 billion, respectively, related to Reinsurance recoverable from the subsidiary of Lincoln.

8. Capital Contributions, Dividends and Statutory Information

Connecticut insurance law imposes restrictions on a Connecticut insurance company's ability to pay dividends to its parent. These restrictions are based in part on the prior year's statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval. Dividends in larger amounts, or extraordinary dividends, are subject to approval by the Connecticut Insurance Commissioner.

Under Connecticut insurance law, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (1) ten percent (10%) of VRIAC's earned statutory surplus at the prior year end or (2) VRIAC's prior year statutory net gain from operations. Connecticut law also prohibits a Connecticut insurer from declaring or paying a dividend except out of its earned surplus unless prior insurance regulatory approval is obtained.

During the year ended December 31, 2021, VRIAC declared and paid ordinary dividends to its Parent in the aggregate amount of $78, as well as an extraordinary dividend in the aggregate amount of $474. During the year ended December 31, 2020 and December 31, 2019 , VRIAC paid an ordinary dividend in the amount of $294 and $396 to its Parent, respectively.

During the year ended December 31, 2021, VRIAC received $318 capital contributions from its Parent, comprised of cash and non-cash assets. During the year ended December 31, 2020, VRIAC did not receive capital contributions from its Parent. During the year ended December 31, 2019, VRIAC received capital contributions of $57 from its Parent.

The Company is subject to minimum risk-based capital ("RBC") requirements established by the Department. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital ("TAC"), as defined by the National Association of Insurance Commissioners ("NAIC"), to RBC requirements, as defined by the NAIC. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Department. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Certain assets that are not admitted under statutory accounting principles are charged directly to surplus. Depending on the regulations of the Department, the entire amount or a portion of an insurance company's asset balance can be non-admitted depending on specific rules regarding admissibility. The most significant non-admitted assets of the Company are typically a portion of deferred tax assets in excess of prescribed thresholds.

Statutory net income was $794, $299 and $325 for the years ended December 31, 2021, 2020 and 2019, respectively. Statutory capital and surplus was $2.2 billion and $2.0 billion for the years ended December 31, 2021 and 2020, respectively.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

9. Accumulated Other Comprehensive Income (Loss)

Shareholder's equity included the following components of AOCI as of the dates indicated.

	December 31,
	2021	2020	2019
Fixed maturities, net of impairment	$2,126	$3,430	$2,113
Derivatives(1)	77	73	117
DAC/VOBA and Sales inducements adjustments on available-for-sale securities	(567)	(855)	(551)
Premium deficiency reserve adjustment	—	(434)	(211)
Other	—	2	—
Unrealized capital gains (losses), before tax	1,636	2,216	1,468
Deferred income tax asset (liability)	(215)	(337)	(180)
Unrealized capital gains (losses), after tax	1,421	1,879	1,288
Pension and other postretirement benefits liability, net of tax	2	3	4
AOCI	$1,423	$1,882	$1,292

(1)  Gains and losses reported in AOCI from hedge transactions that resulted in the acquisition of an identified asset are reclassified into earnings in the same period or periods during which the asset acquired affects earnings. As of December 31, 2021, the portion of the AOCI that is expected to be reclassified into earnings within the next twelve months is $20.

Changes in AOCI, including the reclassification adjustments recognized in the Consolidated Statements of Operations were as follows for the periods indicated:

	Year Ended December 31, 2021
	Before-Tax Amount		Income Tax	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$(756)		$160	$(596)
Other	(1)		—	(1)
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	(549)		115	(434)
DAC/VOBA and Sales inducements	288	(1)	(61)	227
Premium deficiency reserve adjustment	434		(91)	343
Change in unrealized gains (losses) on available-for-sale securities	(584)		123	(461)
Derivatives:
Derivatives	25	(2)	(5)	20
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(21)		4	(17)
Change in unrealized gains (losses) on derivatives	4		(1)	3
Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Consolidated Statements of Operations	(1	)(3)	—	(1)
Change in pension and other postretirement benefits liability	(1)		—	(1)
Change in Accumulated other comprehensive income (loss)	$(581)		$122	$(459)

(1)  See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Consolidated Financial Statements for additional information.

(2)  See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information.

(3)  See the Benefit Plans Note to these Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

9. Accumulated Other Comprehensive Income (Loss) (continued)

	Year Ended December 31, 2020
	Before-Tax Amount		Income Tax	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$1,309		$(275)	$1,034
Other	2		—	2
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	8		(2)	6
DAC/VOBA and Sales inducements	(302	)(1)	63	(239)
Premium deficiency reserve adjustment	(224)		47	(177)
Change in unrealized gains (losses) on available-for-sale securities	793		(167)	626
Derivatives:
Derivatives	(22	)(2)	5	(17)
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(23)		5	(18)
Change in unrealized gains (losses) on derivatives	(45)		10	(35)
Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Consolidated Statements of Operations	(1	)(3)	—	(1)
Change in pension and other postretirement benefits liability	(1)		—	(1)
Change in Accumulated other comprehensive income (loss)	$747		$(157)	$590

(1)  See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Consolidated Financial Statements for additional information.

(2)  See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information.

(3)  See the Benefit Plans Note to these Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.

	Year Ended December 31, 2019
	Before-Tax Amount		Income Tax	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$1,996		$(419)	$1,577
Other	—		—	—
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	(11)		2	(9)
DAC/VOBA and Sales inducements	(479	)(1)	100	(379)
Premium deficiency reserve adjustment	(160)		33	(127)
Change in unrealized gains (losses) on available-for-sale securities	1,346		(284)	1,062
Derivatives:
Derivatives	1	(2)	—	1
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(23)		5	(18)
Change in unrealized gains (losses) on derivatives	(22)		5	(17)
Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Consolidated Statements of Operations	(1	)(3)	3	2
Change in pension and other postretirement benefits liability	(1)		3	2
Change in Accumulated other comprehensive income (loss)	$1,323		$(276)	$1,047

(1)  See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Consolidated Financial Statements for additional information.

(2)  See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information.

(3)  See the Benefit Plans Note to these Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

10. Income Taxes

Income tax expense (benefit) consisted of the following for the periods indicated:

	Year Ended December 31,
	2021	2020	2019
Current tax expense (benefit):
Federal	$(45)	$6	$9
Total current tax expense (benefit)	(45)	6	9
Deferred tax expense (benefit):
Federal	208	(20)	23
Total deferred tax expense (benefit)	208	(20)	23
Total income tax expense (benefit)	$163	$(14)	$32

Income taxes were different from the amount computed by applying the federal income tax rate to Income (loss) before income taxes for the following reasons for the periods indicated:

	Year Ended December 31,
	2021	2020	2019
Income (loss) before income taxes	$989	$152	$332
Tax rate	21.0%	21.0%	21.0%
Income tax expense (benefit) at federal statutory rate	208	32	70
Tax effect of:
Dividends received deduction	(33)	(37)	(35)
Tax attributes	(11)	(8)	(4)
Other	(1)	(1)	1
Income tax expense (benefit)	$163	$(14)	$32
Effective tax rate	16.5%	(9.2)%	9.6%

Temporary Differences

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of the dates indicated, are presented below.

	December 31,
	2021	2020
Deferred tax assets
Insurance reserves	$—	$112
Investments	57	9
Compensation and benefits	63	60
Loss carryforwards	211	—
Other assets	—	35
Total gross assets	331	216
Deferred tax liabilities
Net unrealized investment (gains) losses	(463)	(645)
Insurance reserves	(23)	—
Deferred policy acquisition costs	(71)	(10)
Other liabilities	(1)	—
Total gross liabilities	(558)	(655)
Net deferred income tax asset (liability)	$(227)	$(439)

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

10. Income Taxes (continued)

Due to the Individual Life Transaction, $1,668 of federal net operating loss ("NOL") carryforwards were contributed to VRIAC in 2021. The following table sets forth the NOLs as of the dates indicated.

	December 31,
	2021		2020
Federal net operating loss carryforward	$1,006	(1)	$—

(1)  NOL not subject to expiration.

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2021 and 2020, the Company had no valuation allowance. However, the application of intra-period tax allocation rules to benefits associated with capital deferred tax assets resulted in a valuation allowance as of December 31, 2021 and 2020 of $128 and $128, respectively, in continuing operations, offset by a corresponding benefit in Other comprehensive income.

Tax Sharing Agreement

As of December 31, 2021 and 2020, the Company had a (payable)/receivable from Voya Financial of $(42) and $5, respectively, for federal income taxes under the intercompany tax sharing agreement.

The results of the Company's operations are included in the consolidated tax return of Voya Financial. Generally, the Company's consolidated financial statements recognize the current and deferred income tax consequences that result from the Company's activities during the current and preceding periods pursuant to the provisions of Income Taxes (ASC 740) as if the Company were a separate taxpayer rather than a member of Voya Financial's consolidated income tax return group with the exception of any net operating loss carryforwards and capital loss carryforwards, which are recorded pursuant to the tax sharing agreement. If the Company instead were to follow a separate taxpayer approach without any exceptions, there would be no impact to income tax expense (benefit) for the periods indicated above. However, any current tax benefit related to the Company's tax attributes realized by virtue of its inclusion in the consolidated tax return of Voya Financial would have been recorded directly to equity rather than income. Under the tax sharing agreement, Voya Financial will pay the Company for the tax benefits of ordinary and capital losses only in the event that the consolidated tax group actually uses the tax benefit of losses generated.

Unrecognized Tax Benefits

The Company had no unrecognized tax benefits as of December 31, 2021 and December 31, 2020.

Interest and Penalties

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income taxes and Income tax expense on the Consolidated Balance Sheets and the Consolidated Statements of Operations, respectively. The Company had no accrued interest as of December 31, 2021 and December 31, 2020.

Tax Regulatory Matters

For the tax years 2019 through 2021, the Company participated in the Internal Revenue Service ("IRS") Compliance Assurance Process ("CAP"), which is a continuous audit program provided by the IRS. For the 2019 and 2020 tax years, the Company was in the Compliance Maintenance Bridge ("Bridge") phase of CAP. In the Bridge phase, the IRS did conduct any review or provide any letters of assurance for those tax years.

11. Benefit Plans

Defined Benefit Plan

Voya Services Company sponsors the Voya Retirement Plan (the "Retirement Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees) are eligible to participate.

The Retirement Plan is a tax qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation ("PBGC"). Beginning January 1, 2012, the Retirement Plan

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

11. Benefit Plans (continued)

adopted a cash balance pension formula instead of a final average pay ("FAP") formula, allowing all eligible employees to participate in the Retirement Plan. Participants will earn an annual credit equal to 4% of eligible compensation. Interest is credited monthly based on a 30-year U.S. Treasury securities bond rate published by the Internal Revenue Service in the preceding August of each year. The accrued vested cash pension balance benefit is portable; participants can take it if they leave the Company.

The costs allocated to the Company for its employees' participation in the Retirement Plan were $13, $11 and $11 for the years ended December 31, 2021, 2020 and 2019, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

Defined Contribution Plan

Voya Services Company sponsors the Voya Savings Plan (the "Savings Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees, including but not limited to Career Agents) are eligible to participate, including the Company's employees other than Company agents. Career Agents are certain, full-time insurance salespeople who have entered into a career agent agreement with the Company and certain other individuals who meet specified eligibility criteria ("Career Agents"). The Savings Plan is a tax qualified defined contribution plan. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pre-tax basis. Voya Services Company matches such pre-tax contributions, up to a maximum of 6% of eligible compensation. Matching contributions are subject to a 4.0-year graded vesting schedule. Contributions made to the Savings Plan are subject to certain limits imposed by applicable law. The costs allocated to the Company for the Savings Plan were $18, $17 and $15, for the years ended December 31, 2021, 2020 and 2019, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

Non-Qualified Retirement Plans

The Company, in conjunction with Voya Services Company, offers certain eligible employees (other than Career Agents) a Supplemental Executive Retirement Plan and an Excess Plan (collectively, the "SERPs"). Benefit accruals under Aetna Financial Services SERPs ceased, effective as of December 31, 2001 and participants began accruing benefits under Voya Services SERPs. Benefits under the SERPs are determined based on an eligible employee's years of service and average annual compensation for the highest five years during the last ten years of employment.

Effective January 1, 2012, the Supplemental Executive Retirement Plan was amended to coordinate with the amendment of the Retirement Plan from its current final average pay formula to a cash balance formula.

The Company, in conjunction with Voya Services Company, sponsors the Pension Plan for Certain Producers of Voya Retirement Insurance and Annuity Company (the "Agents Non-Qualified Plan"). This plan covers Career Agents. The Agents Non-Qualified Plan was frozen effective January 1, 2002. In connection with the termination, all benefit accruals ceased and all accrued benefits were frozen.

The SERPs and Agents Non-Qualified Plan are non-qualified defined benefit pension plans, which means all the SERPs benefits are payable from the general assets of the Company and Agents Non-Qualified Plan benefits are payable from the general assets of the Company and Voya Services Company. These non-qualified defined benefit pension plans are not guaranteed by the PBGC.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

11. Benefit Plans (continued)

Obligations and Funded Status

The following table summarizes the benefit obligations for the SERPs and Agents Non-Qualified Plan as of December 31, 2021 and 2020:

	Year Ended December 31,
	2021	2020
Change in benefit obligation:
Benefit obligation, January 1	$84	$82
Interest cost	2	3
Benefits paid	(6)	(6)
Actuarial (gains) losses on obligation	(3)	5
Benefit obligation, December 31	$78	$84

Amounts recognized on the Consolidated Balance Sheets in Other liabilities and in AOCI were as follows as of December 31, 2021 and 2020:

	December 31,
	2021	2020
Accrued benefit cost	$(78)	$(84)
Accumulated other comprehensive income (loss):
Prior service cost (credit)	—	—
Net amount recognized	$(78)	$(84)

Assumptions

The discount rate used in the measurement of the December 31, 2021 and 2020 benefit obligation for the SERPs and Agents Non-Qualified Plan, were as follows:

	2021	2020
Discount rate	3.00%	2.67%

In determining the discount rate assumption, the Company utilizes current market information provided by its plan actuaries, including a discounted cash flow analysis of the Company's pension obligation and general movements in the current market environment. The discount rate modeling process involves selecting a portfolio of high quality, noncallable bonds that will match the cash flows of the SERPs and Agents Non-Qualified Plan.

The weighted-average discount rate used in calculating the net pension cost was as follows:

	2021	2020	2019
Discount rate	2.67%	3.36%	4.46%

Since the benefit plans of the Company are unfunded, an assumption for return on plan assets is not required.

Net Periodic Benefit Costs

Net periodic benefit costs for the SERPs and Agents Non-Qualified Plan were as follows for the years ended December 31, 2021, 2020 and 2019:

	Year Ended December 31,
	2021	2020	2019
Interest cost	$2	$3	$3
Net (gain) loss recognition	(3)	5	4
Net periodic (benefit) cost	$(1)	$8	$7

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

11. Benefit Plans (continued)

Expected Future Benefit Payments

The following table summarizes the expected benefit payments related to the SERPs and Agents Non-Qualified Plan for the years indicated:

2022	$6
2023	6
2024	5
2025	5
2026	5
2027-2031	24

In 2022, the Company is expected to contribute $6 to the SERPs and Agents Non-Qualified Plan.

Share Based Compensation Plans

Certain employees of the Company participate in the 2013, 2014 and 2019 Omnibus Employee Incentive Plans ("the Omnibus Plans") sponsored by Voya Financial. The Omnibus Plans each permit the granting of a wide range of equity-based awards, including restricted stock units ("RSUs"), performance share units ("PSUs"), and stock options.

The Company was allocated compensation expense from Voya Financial of $34, $27 and $31 for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company recognized tax benefits of $8, $6 and $7 for the years ended 2021, 2020 and 2019, respectively.

All excess tax benefits and tax deficiencies related to share-based compensation are reported in Net Income.

Other Benefit Plans

In addition, the Company, in conjunction with Voya Services Company, sponsors the following benefit plans:

•  The Voya 401(k) Plan for VRIAC Agents, which allows participants to defer a specified percentage of eligible compensation on a pre-tax basis. Effective January 1, 2006, the Company match equals 60% of a participant's pre-tax deferral contribution, with a maximum of 6% of the participant's eligible pay. A request for a determination letter on the qualified status of the Voya 401(k) Plan for VRIAC Agents was filed with the IRS on January 1, 2014. A favorable determination letter was received dated August 28, 2014.

•  The Producers' Incentive Savings Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis. The Company matches such pre-tax contributions at specified amounts.

•  The Producers' Deferred Compensation Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis.

•  Certain health care and life insurance benefits for retired employees and their eligible dependents. The postretirement health care plan is contributory, with retiree contribution levels adjusted annually and the Company subsidizes a portion of the monthly per-participant premium. Prior to April 1, 2017, coverage for Medicare eligible retirees was provided through a fully insured Medicare Advantage plan. Effective April 1, 2017, the fully insured Medicare Advantage Plan was replaced with access to individual coverage through a private exchange. The Company's premium subsidy ended and was replaced with a monthly HRA contribution. The Company continues to offer access to medical coverage until retirees become eligible for Medicare. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.

•  The Voya Financial Deferred Compensation Savings Plan, which is a non-qualified deferred compensation plan that includes a 401(k) excess component.

The benefit charges incurred by the Company related to these plans were immaterial for the years ended December 31, 2021, 2020, and 2019.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

12. Commitments and Contingencies

Leases

All of the Company's expenses for leased and subleased office properties are paid for by an affiliate and allocated back to the Company, as all remaining operating leases were executed by Voya Services Company as of December 31, 2008, which resulted in the Company no longer being party to any operating leases. For the years ended December 31, 2021, 2020 and 2019, rent expense for leases was $3, $5 and $5, respectively.

Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities, mortgage loans, or money market instruments, at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either a higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. As of December 31, 2021 the Company had off-balance sheet commitments to acquire mortgage loans of $73 and purchase limited partnerships and private placement investments of $590.

Restricted Assets

The Company is required to maintain assets on deposit with various regulatory authorities to support its insurance operations. The Company may also post collateral in connection with certain securities lending, repurchase agreements, funding agreement, letter of credit ("LOC") and derivative transactions as described further in this note. The components of the fair value of the restricted assets were as follows as of the dates indicated:

	December 31,
	2021	2020
Fixed maturity collateral pledged to FHLB(1)	$1,124	$997
FHLB restricted stock(2)	47	44
Other fixed maturities-state deposits	14	14
Cash and cash equivalents	3	4
Securities pledged(3)	799	220
Total restricted assets	$1,987	$1,279

(1)  Included in Fixed maturities, available for sale, at fair value, on the Consolidated Balance Sheets.

(2)  Included in Other investments on the Consolidated Balance Sheets.

(3)  Includes the fair value of loaned securities of $739 and $143 as of December 31, 2021 and 2020, respectively. In addition, as of December 31, 2021 and 2020, the Company delivered securities as collateral of $60 and $77, respectively. Loaned securities and securities delivered as collateral are included in Securities pledged on the Consolidated Balance Sheets.

Federal Home Loan Bank Funding

On January 18, 2018, the Company became a member of the Federal Home Loan Bank of Boston ("FHLB"). The Company is required to pledge collateral to back funding agreements issued to the FHLB. As of December 31, 2021, the Company had $925 in non-putable funding agreements, which are included in Future policy benefits and contract owner account balances on the Consolidated Balance sheets. As of December 31, 2021, assets with a market value of approximately $1,124 collateralized the FHLB funding agreements. Assets pledged to the FHLB are included in Fixed maturities, available for sale, at fair value on the Consolidated Balance Sheets.

Litigation, Regulatory Matters and Loss Contingencies

Litigation, regulatory and other loss contingencies arise in connection with the Company's activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek or they may be required only to state an amount sufficient to meet a court's jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

12. Commitments and Contingencies (continued)

the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including negligence, breach of contract, fraud, violation of regulation or statute, breach of fiduciary duty, negligent misrepresentation, failure to supervise, elder abuse and other torts.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter is difficult to predict and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies.

While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company's litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2021, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, not material to the Company.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company's accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

Litigation includes Ravarino, et al. v. Voya Financial, Inc., et al. (USDC District of Connecticut, No. 3:21-cv-01658)(filed December 14, 2021). In this putative class action, the plaintiffs allege that the named defendants, which include VRIAC, breached their fiduciary duties of prudence and loyalty in the administration of the Voya 401(k) Savings Plan. The plaintiffs claim that the named defendants did not exercise proper prudence in their management of allegedly poorly performing investment options, including proprietary funds, and passed excessive investment-management and other administrative fees for proprietary and non-proprietary funds onto plan participants. The plaintiffs also allege that the defendants engaged in self-dealing through the inclusion of the Voya Stable Value Option into the plan offerings and by setting the "crediting rate" for participants' investment in the Stable Value Fund artificially low in relation to Voya's general account investment returns in order to maximize the spread and Voya's profits at the participants' expense. The complaint seeks disgorgement of unjust profits as well as costs incurred. The Company denies the allegations, which it believes are without merit, and intends to defend the case vigorously.

Finally, industry wide, life insurers continue to be exposed to class action litigation related to the cost of insurance rates and periodic deductions from cash value. Common allegations include that insurance companies have breached the terms of their universal life insurance policies by establishing or increasing the cost of insurance rates using cost factors not permitted by the contract, thereby unjustly enriching themselves. This litigation is generally known as cost of insurance litigation.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

13. Related Party Transactions

Operating Agreements

VRIAC has certain agreements whereby it generates revenues and incurs expenses with affiliated entities. The agreements are as follows:

•  Investment Advisory agreement with Voya Investment Management LLC ("VIM"), an affiliate, in which VIM provides asset management, administrative and accounting services for VRIAC's general account. VRIAC incurs a fee, which is paid quarterly, based on the value of the assets under management. For the years ended December 31, 2021, 2020 and 2019, expenses were incurred in the amounts of $69, $73 and $68, respectively.

•  Services agreements with Voya Services Company and other insurance and non-insurance company affiliates for administrative, management, financial and information technology services. For the years ended December 31, 2021, 2020 and 2019, expenses were incurred in the amounts of $505, $458 and $443, respectively.

•  Intercompany agreement with VIM, as amended pursuant to which VIM agreed, effective January 1, 2010, to pay the Company, on a monthly basis, a portion of the revenues VIM earns as investment adviser to certain U.S. registered investment companies that are investment options under certain of the Company's variable insurance products. For the years ended December 31, 2021, 2020 and 2019, revenue under the VIM intercompany agreement was $67, $57 and $59, respectively.

•  Variable annuity, fixed insurance and mutual fund products issued by VRIAC are sold by Voya Financial Advisors, an affiliate of VRIAC. For the years ended December 31, 2021, 2020 and 2019 commission expenses incurred by VRIAC were $84, $81 and $82, respectively.

Management and service contracts and all cost sharing arrangements with other affiliated companies are allocated in accordance with the Company's expense and cost allocation methods. Revenues and expenses recorded as a result of transactions and agreements with affiliates may not be the same as those incurred if the Company was not a wholly owned subsidiary of its Parent.

Reinsurance Agreements

In March 2020, the Company recaptured an automatic reinsurance agreement entered into in 2012 with its affiliate, SLDI, to manage the reserve and capital requirements in connection with a portion of its deferred annuities business. Under the terms of the agreement, the Company reinsured to SLDI, on an indemnity reinsurance basis, a quota share of its liabilities on certain contracts. The agreement was accounted for under the deposit method. The recapture resulted in a loss of $20 that was recorded in the Consolidated Statements of Operations for the year ended December 31, 2020.

Investment Advisory and Other Fees

VFP acts as a distributor of insurance products issued by its affiliates, which may in turn invest in mutual fund products issued by certain of its affiliates. For each of the years ended December 31, 2021, 2020 and 2019, distribution revenues received by VFP related to affiliated mutual fund products were $31, $26, and $27.

Financing Agreements

Reciprocal Loan Agreement

The Company maintains a reciprocal loan agreement with Voya Financial, an affiliate, to facilitate the handling of unanticipated short-term cash requirements that arise in the ordinary course of business. Under this agreement, which became effective in June 2001 and expires on April 1, 2026, either party can borrow from the other up to 3.0% of the Company's statutory admitted assets as of the preceding December 31. During the years ended December 31, 2021, 2020, and 2019, interest on any borrowing by either the Company or Voya Financial was charged at a rate based on the prevailing market rate for similar third-party borrowings for securities.

Voya Retirement Insurance and Annuity Company and Subsidiaries

(A wholly owned subsidiary of Voya Holdings Inc.)

Notes to the Consolidated Financial Statements (continued)

(Dollar amounts in millions, unless otherwise stated)

13. Related Party Transactions (continued)

Under this agreement, the Company incurred immaterial interest expense and earned interest income of $1, $5 and $2 for the years ended December 31, 2021, 2020 and 2019. Interest expense and income are included in Operating expenses and Net investment income, respectively, in the Consolidated Statements of Operations. As of December 31, 2021, the Company had an outstanding receivable of $130 and VIPS had a $19 outstanding payable. As of December 31, 2020, the Company had an outstanding receivable of $653 and VIPS had a $7 outstanding payable from/to Voya Financial under the reciprocal loan agreement.

Variable Life Account B of Voya Retirement Insurance
and Annuity Company

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Statements of assets and liabilities

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
Fidelity® VIP Contrafund® Portfolio - Initial Class	$15,742,989	$15,742,989	$15,742,989
Fidelity® VIP Equity-Income Portfolio - Initial Class	8,150,973	8,150,973	8,150,973
Fidelity® VIP Growth Portfolio - Initial Class	292,214	292,214	292,214
Fidelity® VIP Overseas Portfolio - Initial Class	543,660	543,660	543,660
Invesco V.I. Global Fund - Series I Shares	3,680,826	3,680,826	3,680,826
Invesco V.I. Global Strategic Income Fund - Series I Shares	724,125	724,125	724,125
Janus Henderson Balanced Portfolio - Institutional Shares	7,450,444	7,450,444	7,450,444
Janus Henderson Enterprise Portfolio - Institutional Shares	17,150,684	17,150,684	17,150,684
Janus Henderson Flexible Bond Portfolio - Institutional Shares	22,040	22,040	22,040
Janus Henderson Global Research Portfolio - Institutional Shares	11,727,818	11,727,818	11,727,818
Janus Henderson Research Portfolio - Institutional Shares	9,104,937	9,104,937	9,104,937
MFS® VIT Total Return Series - Initial Class	23,657	23,657	23,657
Voya Balanced Portfolio - Class I	5,189,184	5,189,184	5,189,184
Voya Government Money Market Portfolio - Class I	2,129,138	2,129,138	2,129,138
Voya Growth and Income Portfolio - Class I	70,625,046	70,625,046	70,625,046
Voya Index Plus LargeCap Portfolio - Class I	71,428,830	71,428,830	71,428,830
Voya Intermediate Bond Portfolio - Class I	4,253,542	4,253,542	4,253,542
Voya Large Cap Growth Portfolio - Class I	8,652,343	8,652,343	8,652,343
Voya Strategic Allocation Conservative Portfolio - Class I	564,297	564,297	564,297
Voya Strategic Allocation Growth Portfolio - Class I	2,786,061	2,786,061	2,786,061
Voya Strategic Allocation Moderate Portfolio - Class I	1,939,892	1,939,892	1,939,892
VY® T. Rowe Price Growth Equity Portfolio - Class I	5,177,926	5,177,926	5,177,926
VY® Voya International High Dividend Low Volatility Portfolio - Class I	2,803,383	2,803,383	2,803,383

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Statements of operations

Years Ended December 31, 2019, 2020, and 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
Year Ended December 31, 2019
Fidelity® VIP Contrafund® Portfolio - Initial Class	$48,538	$(90,704)	$(42,166)	$316,582	$1,266,745
Fidelity® VIP Equity-Income Portfolio - Initial Class	138,807	(54,284)	84,523	29,891	482,903
Fidelity® VIP Growth Portfolio - Initial Class	1,062	(2,052)	(990)	85,934	31,416
Fidelity® VIP High Income Portfolio - Initial Class	2,235	(430)	1,805	(18,825)	—
Fidelity® VIP Overseas Portfolio - Initial Class	7,064	(1,507)	5,557	232	3,115
Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares	—	(136)	(136)	29,857	—
Invesco V.I. Global Fund - Series I Shares	26,942	(23,599)	3,343	127,049	425,570
Invesco V.I. Global Strategic Income Fund - Series I Shares	31,730	(5,302)	26,428	(14,591)	—
Invesco V.I. Main Street Fund- Series I Shares	—	(33)	(33)	3,773	—
Janus Henderson Balanced Portfolio - Institutional Shares	131,631	(57,496)	74,135	363,381	188,655
Janus Henderson Enterprise Portfolio - Institutional Shares	27,446	(119,271)	(91,825)	1,032,099	813,081
Janus Henderson Flexible Bond Portfolio - Institutional Shares	533	(81)	452	(24)	—
Janus Henderson Global Research Portfolio - Institutional Shares	90,357	(79,385)	10,972	584,656	541,656
Janus Henderson Research Portfolio - Institutional Shares	30,484	(56,930)	(26,446)	682,566	705,302
MFS® VIT Total Return Series - Initial Class	330	(131)	199	5,896	376
MFS® VIT II Income Portfolio - Initial Class	—	(56)	(56)	(906)	—
Voya Balanced Portfolio - Class I	134,364	(44,497)	89,867	194,462	224,756
Voya Government Money Market Portfolio - Class I	51,084	(18,764)	32,320	(302)	1,945
Voya Growth and Income Portfolio - Class I	903,809	(484,676)	419,133	584,539	5,560,304
Voya Index Plus LargeCap Portfolio - Class I	704,916	(404,512)	300,404	340,145	3,880,820
Voya Intermediate Bond Portfolio - Class I	151,180	(33,903)	117,277	4,118	5,223
Voya Large Cap Growth Portfolio - Class I	44,947	(63,534)	(18,587)	223,311	1,077,706
Voya Small Company Portfolio - Class I	—	(155)	(155)	(1,642)	—
Voya Strategic Allocation Conservative Portfolio - Class I	13,043	(3,909)	9,134	7,711	25,212
Voya Strategic Allocation Growth Portfolio - Class I	58,175	(18,810)	39,365	59,321	194,382
Voya Strategic Allocation Moderate Portfolio - Class I	38,842	(9,368)	29,474	21,249	97,341
VY® T. Rowe Price Growth Equity Portfolio - Class I	6,549	(22,075)	(15,526)	166,524	749,892
VY® Voya International High Dividend Low Volatility Portfolio - Class I	62,691	(27,314)	35,377	16,471	238,763
See accompanying notes.

Subaccount	Miscellanous Gain (Loss) on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Year Ended December 31, 2019
Fidelity® VIP Contrafund® Portfolio - Initial Class	$(1)	$1,583,326	$1,312,826	$2,853,986
Fidelity® VIP Equity-Income Portfolio - Initial Class	—	512,794	1,094,103	1,691,420
Fidelity® VIP Growth Portfolio - Initial Class	—	117,350	14,093	130,453
Fidelity® VIP High Income Portfolio - Initial Class	—	(18,825)	38,764	21,744
Fidelity® VIP Overseas Portfolio - Initial Class	—	3,347	42,661	51,565
Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares	—	29,857	(12,220)	17,501
Invesco V.I. Global Fund - Series I Shares	—	552,619	247,820	803,782
Invesco V.I. Global Strategic Income Fund - Series I Shares	—	(14,591)	74,401	86,238
Invesco V.I. Main Street Fund- Series I Shares	—	3,773	(32)	3,708
Janus Henderson Balanced Portfolio - Institutional Shares	1	552,037	726,224	1,352,396
Janus Henderson Enterprise Portfolio - Institutional Shares	—	1,845,180	2,292,183	4,045,538
Janus Henderson Flexible Bond Portfolio - Institutional Shares	—	(24)	972	1,400
Janus Henderson Global Research Portfolio - Institutional Shares	—	1,126,312	1,075,231	2,212,515
Janus Henderson Research Portfolio - Institutional Shares	—	1,387,868	605,099	1,966,521
MFS® VIT Total Return Series - Initial Class	—	6,272	(117)	6,354
MFS® VIT II Income Portfolio - Initial Class	—	(906)	2,623	1,661
Voya Balanced Portfolio - Class I	—	419,218	421,863	930,948
Voya Government Money Market Portfolio - Class I	—	1,643	301	34,264
Voya Growth and Income Portfolio - Class I	1	6,144,844	6,894,318	13,458,295
Voya Index Plus LargeCap Portfolio - Class I	—	4,220,965	6,909,974	11,431,343
Voya Intermediate Bond Portfolio - Class I	—	9,341	258,826	385,444
Voya Large Cap Growth Portfolio - Class I	—	1,301,017	598,799	1,881,229
Voya Small Company Portfolio - Class I	(4)	(1,646)	17,799	15,998
Voya Strategic Allocation Conservative Portfolio - Class I	1	32,924	18,001	60,059
Voya Strategic Allocation Growth Portfolio - Class I	—	253,703	122,500	415,568
Voya Strategic Allocation Moderate Portfolio - Class I	—	118,590	88,615	236,679
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	916,416	51,117	952,007
VY® Voya International High Dividend Low Volatility Portfolio - Class I	—	255,234	162,773	453,384

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Statements of operations (continued)

Years Ended December 31, 2019, 2020, and 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
Year Ended December 31, 2020
Fidelity® VIP Contrafund® Portfolio - Initial Class	$29,340	$(97,853)	$(68,513)	$325,776	$60,235
Fidelity® VIP Equity-Income Portfolio - Initial Class	115,278	(47,067)	68,211	(34,466)	300,888
Fidelity® VIP Growth Portfolio - Initial Class	303	(1,991)	(1,688)	34,220	38,219
Fidelity® VIP Overseas Portfolio - Initial Class	1,902	(2,103)	(201)	1,506	1,901
Invesco V.I. Global Fund - Series I Shares	20,630	(22,883)	(2,253)	44,931	107,486
Invesco V.I. Global Strategic Income Fund - Series I Shares	43,821	(4,345)	39,476	(10,822)	—
Janus Henderson Balanced Portfolio - Institutional Shares	119,339	(53,328)	66,011	386,143	108,492
Janus Henderson Enterprise Portfolio - Institutional Shares	9,777	(114,809)	(105,032)	429,002	971,774
Janus Henderson Flexible Bond Portfolio - Institutional Shares	546	(84)	462	63	—
Janus Henderson Global Research Portfolio - Institutional Shares	68,080	(81,536)	(13,456)	357,218	499,203
Janus Henderson Research Portfolio - Institutional Shares	29,955	(60,795)	(30,840)	345,369	599,595
MFS® VIT Total Return Series - Initial Class	311	(72)	239	158	360
Voya Balanced Portfolio - Class I	117,410	(38,228)	79,182	108,150	138,065
Voya Government Money Market Portfolio - Class I	6,047	(16,113)	(10,066)	(154)	908
Voya Growth and Income Portfolio - Class I	768,931	(472,798)	296,133	352,622	5,436,497
Voya Index Plus LargeCap Portfolio - Class I	781,816	(432,767)	349,049	260,397	4,397,191
Voya Intermediate Bond Portfolio - Class I	153,148	(32,791)	120,357	18,541	96,477
Voya Large Cap Growth Portfolio - Class I	33,881	(62,919)	(29,038)	133,115	780,484
Voya Strategic Allocation Conservative Portfolio - Class I	10,338	(3,381)	6,957	1,814	14,216
Voya Strategic Allocation Growth Portfolio - Class I	45,289	(18,839)	26,450	9,116	180,352
Voya Strategic Allocation Moderate Portfolio - Class I	32,134	(9,229)	22,905	10,269	66,389
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	(23,010)	(23,010)	27,671	149,918
VY® Voya International High Dividend Low Volatility Portfolio - Class I	95,958	(23,493)	72,465	(59,198)	325,564

See accompanying notes.

Subaccount	Miscellanous Gain (Loss) on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Year Ended December 31, 2020
Fidelity® VIP Contrafund® Portfolio - Initial Class	$—	$386,011	$2,828,423	$3,145,921
Fidelity® VIP Equity-Income Portfolio - Initial Class	—	266,422	3,453	338,086
Fidelity® VIP Growth Portfolio - Initial Class	—	72,439	75,715	146,466
Fidelity® VIP Overseas Portfolio - Initial Class	—	3,407	60,813	64,019
Invesco V.I. Global Fund - Series I Shares	—	152,417	598,469	748,633
Invesco V.I. Global Strategic Income Fund - Series I Shares	—	(10,822)	(10,108)	18,546
Janus Henderson Balanced Portfolio - Institutional Shares	—	494,635	303,563	864,209
Janus Henderson Enterprise Portfolio - Institutional Shares	—	1,400,776	1,195,965	2,491,709
Janus Henderson Flexible Bond Portfolio - Institutional Shares	—	63	1,060	1,585
Janus Henderson Global Research Portfolio - Institutional Shares	—	856,421	876,796	1,719,761
Janus Henderson Research Portfolio - Institutional Shares	—	944,964	1,196,400	2,110,524
MFS® VIT Total Return Series - Initial Class	—	518	553	1,310
Voya Balanced Portfolio - Class I	—	246,215	117,045	442,442
Voya Government Money Market Portfolio - Class I	—	754	154	(9,158)
Voya Growth and Income Portfolio - Class I	—	5,789,119	2,486,807	8,572,059
Voya Index Plus LargeCap Portfolio - Class I	—	4,657,588	2,384,530	7,391,167
Voya Intermediate Bond Portfolio - Class I	—	115,018	61,276	296,651
Voya Large Cap Growth Portfolio - Class I	—	913,599	892,206	1,776,767
Voya Strategic Allocation Conservative Portfolio - Class I	—	16,030	14,540	37,527
Voya Strategic Allocation Growth Portfolio - Class I	—	189,468	66,199	282,117
Voya Strategic Allocation Moderate Portfolio - Class I	—	76,658	66,194	165,757
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	177,589	1,099,835	1,254,414
VY® Voya International High Dividend Low Volatility Portfolio - Class I	—	266,366	(415,203)	(76,372)

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Statements of operations (continued)

Years Ended December 31, 2019, 2020, and 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
Year Ended December 31, 2021
Fidelity® VIP Contrafund® Portfolio - Initial Class	$9,191	$(117,909)	$(108,718)	$678,148	$1,823,794
Fidelity® VIP Equity-Income Portfolio - Initial Class	146,265	(56,274)	89,991	124,226	857,598
Fidelity® VIP Growth Portfolio - Initial Class	—	(1,652)	(1,652)	107,664	80,540
Fidelity® VIP Overseas Portfolio - Initial Class	2,705	(2,547)	158	8,368	38,810
Invesco V.I. Global Fund - Series I Shares	—	(27,688)	(27,688)	244,637	186,079
Invesco V.I. Global Strategic Income Fund - Series I Shares	34,847	(4,227)	30,620	(5,696)	—
Janus Henderson Balanced Portfolio - Institutional Shares	64,433	(54,725)	9,708	278,251	55,560
Janus Henderson Enterprise Portfolio - Institutional Shares	52,755	(139,364)	(86,609)	799,756	1,392,138
Janus Henderson Flexible Bond Portfolio - Institutional Shares	453	(112)	341	16	588
Janus Henderson Global Research Portfolio - Institutional Shares	59,274	(100,903)	(41,629)	416,232	532,423
Janus Henderson Research Portfolio - Institutional Shares	8,726	(74,239)	(65,513)	328,364	438,372
MFS® VIT Total Return Series - Initial Class	413	(114)	299	160	1,099
Voya Balanced Portfolio - Class I	84,584	(40,016)	44,568	242,198	76,541
Voya Government Money Market Portfolio - Class I	—	(14,630)	(14,630)	(118)	1,842
Voya Growth and Income Portfolio - Class I	674,874	(581,195)	93,679	2,110,811	28,024,215
Voya Index Plus LargeCap Portfolio - Class I	659,141	(569,069)	90,072	768,444	4,106,039
Voya Intermediate Bond Portfolio - Class I	132,218	(30,988)	101,230	3,971	133
Voya Large Cap Growth Portfolio - Class I	—	(74,362)	(74,362)	182,966	1,532,041
Voya Strategic Allocation Conservative Portfolio - Class I	11,297	(3,703)	7,594	14,476	1,044
Voya Strategic Allocation Growth Portfolio - Class I	49,300	(22,732)	26,568	56,901	49,811
Voya Strategic Allocation Moderate Portfolio - Class I	37,836	(10,910)	26,926	25,488	50,391
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	(28,425)	(28,425)	232,544	394,077
VY® Voya International High Dividend Low Volatility Portfolio - Class I	68,347	(25,539)	42,808	(32,057)	—

See accompanying notes.

Subaccount	Miscellanous Gain (Loss) on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Year Ended December 31, 2021
Fidelity® VIP Contrafund® Portfolio - Initial Class	$—	$2,501,942	$1,048,256	$3,441,480
Fidelity® VIP Equity-Income Portfolio - Initial Class	—	981,824	565,925	1,637,740
Fidelity® VIP Growth Portfolio - Initial Class	—	188,204	(123,628)	62,924
Fidelity® VIP Overseas Portfolio - Initial Class	—	47,178	41,157	88,493
Invesco V.I. Global Fund - Series I Shares	—	430,716	100,291	503,319
Invesco V.I. Global Strategic Income Fund - Series I Shares	—	(5,696)	(55,601)	(30,677)
Janus Henderson Balanced Portfolio - Institutional Shares	—	333,811	732,424	1,075,943
Janus Henderson Enterprise Portfolio - Institutional Shares	—	2,191,894	341,663	2,446,948
Janus Henderson Flexible Bond Portfolio - Institutional Shares	—	604	(1,267)	(322)
Janus Henderson Global Research Portfolio - Institutional Shares	—	948,655	867,806	1,774,832
Janus Henderson Research Portfolio - Institutional Shares	—	766,736	833,095	1,534,318
MFS® VIT Total Return Series - Initial Class	—	1,259	1,318	2,876
Voya Balanced Portfolio - Class I	—	318,739	355,910	719,217
Voya Government Money Market Portfolio - Class I	—	1,724	118	(12,788)
Voya Growth and Income Portfolio - Class I	—	30,135,026	(13,711,805)	16,516,900
Voya Index Plus LargeCap Portfolio - Class I	—	4,874,483	10,927,433	15,891,988
Voya Intermediate Bond Portfolio - Class I	—	4,104	(181,267)	(75,933)
Voya Large Cap Growth Portfolio - Class I	—	1,715,007	(236,819)	1,403,826
Voya Strategic Allocation Conservative Portfolio - Class I	—	15,520	16,156	39,270
Voya Strategic Allocation Growth Portfolio - Class I	—	106,712	260,776	394,056
Voya Strategic Allocation Moderate Portfolio - Class I	—	75,879	111,564	214,369
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	626,621	288,614	886,810
VY® Voya International High Dividend Low Volatility Portfolio - Class I	—	(32,057)	284,137	294,888

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Statements of changes in net assets

Years Ended December 31, 2019, 2020 and 2021

	Fidelity® VIP Contrafund® Portfolio - Initial Class Subaccount	Fidelity® VIP Equity-Income Portfolio - Initial Class Subaccount	Fidelity® VIP Growth Portfolio - Initial Class Subaccount	Fidelity® VIP High Income Portfolio - Initial Class Subaccount	Fidelity® VIP Overseas Portfolio - Initial Class Subaccount	Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares Subaccount	Invesco V.I. Global Fund - Series I Shares Subaccount
NET ASSETS AT JANUARY 1, 2019	$9,917,068	$6,897,245	$457,198	$247,190	$75,420	$72,792	$2,955,752
Changes From Operations:
• Net investment income (loss)	(42,166)	84,523	(990)	1,805	5,557	(136)	3,343
• Net realized gain (loss) on investments	1,583,326	512,794	117,350	(18,825)	3,347	29,857	552,619
• Net change in unrealized appreciation or depreciation on investments	1,312,826	1,094,103	14,093	38,764	42,661	(12,220)	247,820
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,853,986	1,691,420	130,453	21,744	51,565	17,501	803,782
Change From Unit Transactions:
• Net unit transactions	(1,614,976)	(1,330,822)	(207,360)	(268,934)	313,231	(90,293)	(686,109)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,614,976)	(1,330,822)	(207,360)	(268,934)	313,231	(90,293)	(686,109)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,239,010	360,598	(76,907)	(247,190)	364,796	(72,792)	117,673
NET ASSETS AT DECEMBER 31, 2019	11,156,078	7,257,843	380,291	—	440,216	—	3,073,425
Changes From Operations:
• Net investment income (loss)	(68,513)	68,211	(1,688)	—	(201)	—	(2,253)
• Net realized gain (loss) on investments	386,011	266,422	72,439	—	3,407	—	152,417
• Net change in unrealized appreciation or depreciation on investments	2,828,423	3,453	75,715	—	60,813	—	598,469
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,145,921	338,086	146,466	—	64,019	—	748,633
Change From Unit Transactions:
• Net unit transactions	(802,757)	(588,935)	(66,693)	—	(13,863)	—	(236,733)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(802,757)	(588,935)	(66,693)	—	(13,863)	—	(236,733)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,343,164	(250,849)	79,773	—	50,156	—	511,900
NET ASSETS AT DECEMBER 31, 2020	13,499,242	7,006,994	460,064	—	490,372	—	3,585,325
Changes From Operations:
• Net investment income (loss)	(108,718)	89,991	(1,652)	—	158	—	(27,688)
• Net realized gain (loss) on investments	2,501,942	981,824	188,204	—	47,178	—	430,716
• Net change in unrealized appreciation or depreciation on investments	1,048,256	565,925	(123,628)	—	41,157	—	100,291
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,441,480	1,637,740	62,924	—	88,493	—	503,319
Change From Unit Transactions:
• Net unit transactions	(1,197,733)	(493,761)	(230,774)	—	(35,205)	—	(407,818)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,197,733)	(493,761)	(230,774)	—	(35,205)	—	(407,818)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,243,747	1,143,979	(167,850)	—	53,288	—	95,501
NET ASSETS AT DECEMBER 31, 2021	$15,742,989	$8,150,973	$292,214	$—	$543,660	$—	$3,680,826

See accompanying notes.

	Invesco V.I. Global Strategic Income Fund - Series I Shares Subaccount	Invesco V.I. Main Street Fund- Series I Shares Subaccount	Janus Henderson Balanced Portfolio - Institutional Shares Subaccount	Janus Henderson Enterprise Portfolio - Institutional Shares Subaccount	Janus Henderson Flexible Bond Portfolio - Institutional Shares Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount
NET ASSETS AT JANUARY 1, 2019	$948,549	$18,220	$6,629,721	$12,442,637	$16,138	$8,761,485
Changes From Operations:
• Net investment income (loss)	26,428	(33)	74,135	(91,825)	452	10,972
• Net realized gain (loss) on investments	(14,591)	3,773	552,037	1,845,180	(24)	1,126,312
• Net change in unrealized appreciation or depreciation on investments	74,401	(32)	726,224	2,292,183	972	1,075,231
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	86,238	3,708	1,352,396	4,045,538	1,400	2,212,515
Change From Unit Transactions:
• Net unit transactions	(227,413)	(21,928)	(767,886)	(1,894,265)	(1,437)	(1,251,632)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(227,413)	(21,928)	(767,886)	(1,894,265)	(1,437)	(1,251,632)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(141,175)	(18,220)	584,510	2,151,273	(37)	960,883
NET ASSETS AT DECEMBER 31, 2019	807,374	—	7,214,231	14,593,910	16,101	9,722,368
Changes From Operations:
• Net investment income (loss)	39,476	—	66,011	(105,032)	462	(13,456)
• Net realized gain (loss) on investments	(10,822)	—	494,635	1,400,776	63	856,421
• Net change in unrealized appreciation or depreciation on investments	(10,108)	—	303,563	1,195,965	1,060	876,796
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,546	—	864,209	2,491,709	1,585	1,719,761
Change From Unit Transactions:
• Net unit transactions	(39,866)	—	(1,117,066)	(928,070)	5,456	(786,222)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(39,866)	—	(1,117,066)	(928,070)	5,456	(786,222)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,320)	—	(252,857)	1,563,639	7,041	933,539
NET ASSETS AT DECEMBER 31, 2020	786,054	—	6,961,374	16,157,549	23,142	10,655,907
Changes From Operations:
• Net investment income (loss)	30,620	—	9,708	(86,609)	341	(41,629)
• Net realized gain (loss) on investments	(5,696)	—	333,811	2,191,894	604	948,655
• Net change in unrealized appreciation or depreciation on investments	(55,601)	—	732,424	341,663	(1,267)	867,806
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(30,677)	—	1,075,943	2,446,948	(322)	1,774,832
Change From Unit Transactions:
• Net unit transactions	(31,252)	—	(586,873)	(1,453,813)	(780)	(702,921)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(31,252)	—	(586,873)	(1,453,813)	(780)	(702,921)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(61,929)	—	489,070	993,135	(1,102)	1,071,911
NET ASSETS AT DECEMBER 31, 2021	$724,125	$—	$7,450,444	$17,150,684	$22,040	$11,727,818

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Statements of changes in net assets (continued)

Years Ended December 31, 2019, 2020 and 2021

	Janus Henderson Research Portfolio - Institutional Shares Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT II Income Portfolio - Initial Class Subaccount	Voya Balanced Portfolio - Class I Subaccount	Voya Government Money Market Portfolio - Class I Subaccount	Voya Growth and Income Portfolio - Class I Subaccount	Voya Index Plus LargeCap Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2019	$6,779,147	$47,671	$33,204	$5,613,801	$3,002,989	$50,732,940	$39,816,852
Changes From Operations:
• Net investment income (loss)	(26,446)	199	(56)	89,867	32,320	419,133	300,404
• Net realized gain (loss) on investments	1,387,868	6,272	(906)	419,218	1,643	6,144,844	4,220,965
• Net change in unrealized appreciation or depreciation on investments	605,099	(117)	2,623	421,863	301	6,894,318	6,909,974
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,966,521	6,354	1,661	930,948	34,264	13,458,295	11,431,343
Change From Unit Transactions:
• Net unit transactions	(1,752,542)	(39,447)	(34,865)	(1,213,093)	(550,535)	(5,946,714)	(492,231)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,752,542)	(39,447)	(34,865)	(1,213,093)	(550,535)	(5,946,714)	(492,231)
TOTAL INCREASE (DECREASE) IN NET ASSETS	213,979	(33,093)	(33,204)	(282,145)	(516,271)	7,511,581	10,939,112
NET ASSETS AT DECEMBER 31, 2019	6,993,126	14,578	—	5,331,656	2,486,718	58,244,521	50,755,964
Changes From Operations:
• Net investment income (loss)	(30,840)	239	—	79,182	(10,066)	296,133	349,049
• Net realized gain (loss) on investments	944,964	518	—	246,215	754	5,789,119	4,657,588
• Net change in unrealized appreciation or depreciation on investments	1,196,400	553	—	117,045	154	2,486,807	2,384,530
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,110,524	1,310	—	442,442	(9,158)	8,572,059	7,391,167
Change From Unit Transactions:
• Net unit transactions	(950,647)	5,683	—	(669,172)	(223,347)	(4,922,935)	(904,741)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(950,647)	5,683	—	(669,172)	(223,347)	(4,922,935)	(904,741)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,159,877	6,993	—	(226,730)	(232,505)	3,649,124	6,486,426
NET ASSETS AT DECEMBER 31, 2020	8,153,003	21,571	—	5,104,926	2,254,213	61,893,645	57,242,390
Changes From Operations:
• Net investment income (loss)	(65,513)	299	—	44,568	(14,630)	93,679	90,072
• Net realized gain (loss) on investments	766,736	1,259	—	318,739	1,724	30,135,026	4,874,483
• Net change in unrealized appreciation or depreciation on investments	833,095	1,318	—	355,910	118	(13,711,805)	10,927,433
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,534,318	2,876	—	719,217	(12,788)	16,516,900	15,891,988
Change From Unit Transactions:
• Net unit transactions	(582,384)	(790)	—	(634,959)	(112,287)	(7,785,499)	(1,705,548)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(582,384)	(790)	—	(634,959)	(112,287)	(7,785,499)	(1,705,548)
TOTAL INCREASE (DECREASE) IN NET ASSETS	951,934	2,086	—	84,258	(125,075)	8,731,401	14,186,440
NET ASSETS AT DECEMBER 31, 2021	$9,104,937	$23,657	$—	$5,189,184	$2,129,138	$70,625,046	$71,428,830

See accompanying notes.

	Voya Intermediate Bond Portfolio - Class I Subaccount	Voya Large Cap Growth Portfolio - Class I Subaccount	Voya Small Company Portfolio - Class I Subaccount	Voya Strategic Allocation Conservative Portfolio - Class I Subaccount	Voya Strategic Allocation Growth Portfolio - Class I Subaccount	Voya Strategic Allocation Moderate Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2019	$4,460,391	$6,480,525	$83,240	$475,042	$1,856,932	$1,328,299
Changes From Operations:
• Net investment income (loss)	117,277	(18,587)	(155)	9,134	39,365	29,474
• Net realized gain (loss) on investments	9,341	1,301,017	(1,646)	32,924	253,703	118,590
• Net change in unrealized appreciation or depreciation on investments	258,826	598,799	17,799	18,001	122,500	88,615
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	385,444	1,881,229	15,998	60,059	415,568	236,679
Change From Unit Transactions:
• Net unit transactions	(422,182)	(1,209,661)	(99,238)	(116,374)	8,546	(124,178)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(422,182)	(1,209,661)	(99,238)	(116,374)	8,546	(124,178)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(36,738)	671,568	(83,240)	(56,315)	424,114	112,501
NET ASSETS AT DECEMBER 31, 2019	4,423,653	7,152,093	—	418,727	2,281,046	1,440,800
Changes From Operations:
• Net investment income (loss)	120,357	(29,038)	—	6,957	26,450	22,905
• Net realized gain (loss) on investments	115,018	913,599	—	16,030	189,468	76,658
• Net change in unrealized appreciation or depreciation on investments	61,276	892,206	—	14,540	66,199	66,194
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	296,651	1,776,767	—	37,527	282,117	165,757
Change From Unit Transactions:
• Net unit transactions	(189,848)	(1,011,784)	—	(25,038)	(137,498)	(40,387)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(189,848)	(1,011,784)	—	(25,038)	(137,498)	(40,387)
TOTAL INCREASE (DECREASE) IN NET ASSETS	106,803	764,983	—	12,489	144,619	125,370
NET ASSETS AT DECEMBER 31, 2020	4,530,456	7,917,076	—	431,216	2,425,665	1,566,170
Changes From Operations:
• Net investment income (loss)	101,230	(74,362)	—	7,594	26,568	26,926
• Net realized gain (loss) on investments	4,104	1,715,007	—	15,520	106,712	75,879
• Net change in unrealized appreciation or depreciation on investments	(181,267)	(236,819)	—	16,156	260,776	111,564
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(75,933)	1,403,826	—	39,270	394,056	214,369
Change From Unit Transactions:
• Net unit transactions	(200,981)	(668,559)	—	93,811	(33,660)	159,353
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(200,981)	(668,559)	—	93,811	(33,660)	159,353
TOTAL INCREASE (DECREASE) IN NET ASSETS	(276,914)	735,267	—	133,081	360,396	373,722
NET ASSETS AT DECEMBER 31, 2021	$4,253,542	$8,652,343	$—	$564,297	$2,786,061	$1,939,892

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Statements of changes in net assets (continued)

Years Ended December 31, 2019, 2020 and 2021

	VY® T. Rowe Price Growth Equity Portfolio - Class I Subaccount	VY® Voya International High Dividend Low Volatility Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2019	$3,402,999	$3,132,861
Changes From Operations:
• Net investment income (loss)	(15,526)	35,377
• Net realized gain (loss) on investments	916,416	255,234
• Net change in unrealized appreciation or depreciation on investments	51,117	162,773
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	952,007	453,384
Change From Unit Transactions:
• Net unit transactions	(666,703)	(530,990)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(666,703)	(530,990)
TOTAL INCREASE (DECREASE) IN NET ASSETS	285,304	(77,606)
NET ASSETS AT DECEMBER 31, 2019	3,688,303	3,055,255
Changes From Operations:
• Net investment income (loss)	(23,010)	72,465
• Net realized gain (loss) on investments	177,589	266,366
• Net change in unrealized appreciation or depreciation on investments	1,099,835	(415,203)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,254,414	(76,372)
Change From Unit Transactions:
• Net unit transactions	(197,813)	(187,590)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(197,813)	(187,590)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,056,601	(263,962)
NET ASSETS AT DECEMBER 31, 2020	4,744,904	2,791,293
Changes From Operations:
• Net investment income (loss)	(28,425)	42,808
• Net realized gain (loss) on investments	626,621	(32,057)
• Net change in unrealized appreciation or depreciation on investments	288,614	284,137
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	886,810	294,888
Change From Unit Transactions:
• Net unit transactions	(453,788)	(282,798)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(453,788)	(282,798)
TOTAL INCREASE (DECREASE) IN NET ASSETS	433,022	12,090
NET ASSETS AT DECEMBER 31, 2021	$5,177,926	$2,803,383

See accompanying notes.

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements

December 31, 2021

1. Accounting Policies and Variable Account Information

The Variable Account: Variable Life Account B of Voya Retirement Insurance and Annuity Company (the Variable Account), formerly known as Variable Life Account B of ING Life Insurance and Annuity Company, is a separate account established by Voya Retirement Insurance and Annuity Company (the Company), formerly known as ING Life Insurance and Annuity Company, and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Variable Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended. The Variable Account consists of six products as follows:

• AetnaVest • AetnaVest II • AetnaVest Plus • AetnaVest Estate Protector	• AetnaVest Estate Protector II • Corporate VUL

Effective October 1, 1998, the Company contracted the administrative servicing obligations of its individual variable life business to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY). Although the Company is responsible for all policy terms and conditions, Lincoln Life and LNY are responsible for servicing the individual life contracts, including the payment of benefits, oversight of investment management and contract administration. The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising out of any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts each of which may be invested in shares of one of twenty-nine mutual funds (the Funds) of ten open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares**

Invesco V.I. Global Fund - Series I Shares

Invesco V.I. Global Strategic Income Fund - Series I Shares

Invesco V.I. Main Street Fund- Series I Shares**

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Initial Class**

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Equity-Income Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP High Income Portfolio - Initial Class**

Fidelity® VIP Overseas Portfolio - Initial Class

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Institutional Shares

Janus Henderson Enterprise Portfolio - Institutional Shares

Janus Henderson Flexible Bond Portfolio - Institutional Shares

Janus Henderson Global Research Portfolio - Institutional Shares

Janus Henderson Research Portfolio - Institutional Shares

MFS® Variable Insurance Trust:

MFS® VIT Total Return Series - Initial Class

MFS® Variable Insurance Trust II:

MFS® VIT II Income Portfolio - Initial Class**

Voya Investors Trust:

Voya Large Cap Growth Portfolio - Class I

Voya Partners, Inc.:

VY® T. Rowe Price Growth Equity Portfolio - Class I

VY® Voya International High Dividend Low Volatility Portfolio - Class I

Voya Strategic Allocation Portfolios, Inc.:

Voya Strategic Allocation Conservative Portfolio - Class I

Voya Strategic Allocation Growth Portfolio - Class I

Voya Strategic Allocation Moderate Portfolio - Class I

Voya Variable Portfolios, Inc.:

Voya Index Plus LargeCap Portfolio - Class I

Voya Variable Product Funds:

Voya Balanced Portfolio - Class I

Voya Government Money Market Portfolio - Class I

Voya Growth and Income Portfolio - Class I

Voya Intermediate Bond Portfolio - Class I

Voya Small Company Portfolio - Class I**

*   Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2021

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2021. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: The operations of the Variable Account form a part of and are taxed with the total operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code of 1986, as amended. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2019, the VY® Templeton Foreign Equity Portfolio - Class I fund changed its name to VY® Voya International High Dividend Low Volatility Portfolio - Class I.

Also during 2019, the AIM Variable Insurance Funds trust assumed the assets and liabilities of the Oppenheimer Variable Account Funds trust. The following funds were affected:

Predecessor Fund	Fund
Oppenheimer Discovery Mid Cap Growth Fund/VA Non-Service Shares	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series I Shares
Oppenheimer Global Fund/VA Non-Service Shares	Invesco Oppenheimer V.I. Global Fund - Series I Shares
Oppenheimer Global Strategic Income Fund/VA Non-Service Shares	Invesco Oppenheimer V.I. Global Strategic Income Fund - Series I Shares
Oppenheimer Main Street Fund/VA Non-Service Shares	Invesco Oppenheimer V.I. Main Street Fund - Series I Shares

During 2020, the following fund changed its name:

Previous Fund Name	New Fund Name
MFS® VIT II Strategic Income Portfolio - Initial Class	MFS® VIT II Income Portfolio - Initial Class

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

During 2021, the following funds changed their names:

Previous Fund Name	New Fund Name
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series I Shares	Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares
Invesco Oppenheimer V.I. Global Fund - Series I Shares	Invesco V.I. Global Fund - Series I Shares
Invesco Oppenheimer V.I. Global Strategic Income Fund - Series I Shares	Invesco V.I. Global Strategic Income Fund - Series I Shares
Invesco Oppenheimer V.I. Main Street Fund - Series I Shares	Invesco V.I. Main Street Fund - Series I Shares

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the six policy types within the Variable Account:

•  AetnaVest - annual rate of .85% to 1.00%.

•  AetnaVest II - annual rate of 1.00%.

•  AetnaVest Plus - annual rate of 1.00%.

•  AetnaVest Estate Protector - annual rate of .85% for policy years one through ten and .00% thereafter.

•  AetnaVest Estate Protector II - annual rate of .65% for policy years one through ten, .25% for policy years eleven through twenty and .00% thereafter.

•  Corporate VUL - annual rate of 1.00% for policy years one through ten and .50% thereafter.

The Company deducts a premium load from each premium payment to cover its administration expenses, state taxes, and federal income tax liabilities. The percentage deducted from each premium payment is specified in each policy. The premium loads for the years ended December 31, 2021, 2020 and 2019, amounted to $258,099, $281,323 and $285,586, respectively.

The Company charges monthly administrative fees for items such as underwriting and issuance, premium billing and collection, policy value calculation, confirmations and periodic reports. The amount of the monthly administrative fees are specified in each policy.

Administrative fees for the years ended December 31, 2021, 2020 and 2019, amounted to $217,659, $232,542 and $251,209, respectively.

The Company charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge is equal to the amount at risk multiplied by a monthly cost of insurance rate. The cost of insurance rate is variable and is based on the insured's issue age, sex (where permitted by law), number of policy years elapsed and premium class. The cost of insurance charges for the years ended December 31, 2021, 2020 and 2019, amounted to $13,035,892, $13,946,798 and $15,024,057, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee between sub-accounts. The amount of the transfer fee is specified in each policy.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the specified amount, insured's age, risk class and sex (where permitted by law). The maximum surrender charges are included in each policy and are in compliance with each state's nonforfeiture law. Surrender charges for the years ended December 31, 2021, 2020 and 2019, amounted to $525, $8,296 and $644, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Net unit transactions on the Statements of Changes in Net Assets.

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2021, follows:

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
Fidelity® VIP Asset Manager Portfolio - Initial Class
	2017	0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	0.35%
Fidelity® VIP Contrafund® Portfolio - Initial Class
	2021	0.00%	1.00%	19.74	136.10	218,158	15,742,989	26.56%	27.83%	0.06%
	2020	0.00%	1.00%	15.44	107.49	224,578	13,499,242	29.27%	30.57%	0.25%
	2019	0.00%	1.00%	11.82	83.13	234,538	11,156,078	30.27%	31.58%	0.45%
	2018	0.00%	1.00%	19.88	63.81	241,369	9,917,068	-7.32%	-6.38%	0.64%
	2017	0.00%	1.00%	21.28	68.85	303,327	15,644,458	20.52%	21.88%	0.98%
Fidelity® VIP Equity-Income Portfolio - Initial Class
	2021	0.00%	1.00%	15.88	67.32	205,286	8,150,973	23.65%	24.89%	1.89%
	2020	0.00%	1.00%	12.71	54.44	216,270	7,006,994	5.63%	6.69%	1.79%
	2019	0.00%	1.00%	11.91	51.54	235,926	7,257,843	26.18%	27.44%	1.93%
	2018	0.00%	1.00%	18.08	40.85	270,404	6,897,245	-9.20%	-8.29%	1.96%
	2017	0.00%	1.00%	19.77	44.99	337,228	11,195,577	11.77%	12.89%	1.66%
Fidelity® VIP Growth Portfolio - Initial Class
	2021	0.50%	0.50%	68.52	68.52	4,265	292,214	22.60%	22.60%	0.00%
	2020	0.50%	0.50%	55.89	55.89	8,232	460,064	43.18%	43.18%	0.08%
	2019	0.50%	0.50%	39.04	39.04	9,742	380,291	33.64%	33.64%	0.26%
	2018	0.50%	0.50%	29.21	29.21	15,653	457,198	-0.67%	-0.67%	0.24%
	2017	0.50%	0.50%	29.41	29.41	17,612	517,871	34.46%	34.46%	0.22%
Fidelity® VIP High Income Portfolio - Initial Class
	2019	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.85%
	2018	0.50%	0.50%	19.66	19.66	12,573	247,190	-3.77%	-3.77%	5.61%
	2017	0.50%	0.50%	20.43	20.43	12,711	259,688	6.40%	6.40%	5.36%
Fidelity® VIP Overseas Portfolio - Initial Class
	2021	0.50%	0.50%	29.57	29.57	18,388	543,660	19.10%	19.10%	0.53%
	2020	0.50%	0.50%	24.82	24.82	19,754	490,372	15.04%	15.04%	0.45%
	2019	0.50%	0.50%	21.58	21.58	20,401	440,216	27.13%	27.13%	2.34%
	2018	0.50%	0.50%	16.97	16.97	4,443	75,420	-15.23%	-15.23%	1.57%
	2017	0.50%	0.50%	20.02	20.02	4,492	89,967	29.64%	29.64%	1.45%
Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares
	2018	0.50%	0.50%	22.60	22.60	3,220	72,792	-6.55%	-6.55%	0.00%
	2017	0.50%	0.50%	24.19	24.19	3,256	78,768	28.15%	28.15%	0.03%
Invesco V.I. Global Fund - Series I Shares
	2021	0.00%	1.00%	16.25	89.34	80,384	3,680,826	14.34%	15.49%	0.00%
	2020	0.00%	1.00%	14.07	77.86	76,937	3,585,325	26.37%	27.64%	0.69%
	2019	0.00%	1.00%	11.02	61.40	83,053	3,073,425	30.48%	31.79%	0.90%
	2018	0.00%	1.00%	18.22	46.90	96,891	2,955,752	-14.04%	-13.18%	0.98%
	2017	0.00%	1.00%	21.03	54.37	92,846	4,033,528	35.31%	36.66%	0.93%
Invesco V.I. Global Strategic Income Fund - Series I Shares
	2021	0.00%	1.00%	10.79	24.60	45,551	724,125	-4.37%	-3.41%	4.68%
	2020	0.00%	1.00%	11.17	26.83	46,958	786,054	2.37%	3.40%	5.87%
	2019	0.00%	1.00%	10.80	26.12	47,859	807,374	9.70%	10.80%	3.66%
	2018	0.00%	1.00%	11.86	23.73	60,813	948,549	-5.37%	-4.40%	4.86%
	2017	0.00%	1.00%	12.44	24.98	66,403	1,215,061	5.21%	6.27%	2.28%
Invesco V.I. Main Street Fund - Series I Shares
	2018	0.50%	0.50%	23.52	23.52	775	18,220	-8.34%	-8.34%	1.15%
	2017	0.50%	0.50%	25.67	25.67	783	20,100	16.33%	16.33%	1.24%
Janus Henderson Balanced Portfolio - Institutional Shares
	2021	0.00%	1.00%	16.11	115.71	145,877	7,450,444	15.83%	17.20%	0.90%
	2020	0.00%	1.00%	13.74	99.73	154,764	6,961,374	12.90%	14.31%	1.77%
	2019	0.00%	1.00%	12.02	88.12	171,632	7,214,231	21.37%	22.59%	1.89%
	2018	0.00%	1.00%	17.62	72.60	162,542	6,629,721	-0.32%	0.68%	2.14%
	2017	0.00%	1.00%	17.55	72.84	159,082	7,366,450	17.25%	18.43%	1.56%

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
Janus Henderson Enterprise Portfolio - Institutional Shares
	2021	0.00%	1.00%	$17.54	$160.67	213,476	$17,150,684	15.67%	16.83%	0.32%
	2020	0.00%	1.00%	15.01	138.91	228,760	16,157,549	18.29%	19.47%	0.07%
	2019	0.00%	1.00%	12.56	117.44	242,827	14,593,910	34.14%	35.48%	0.19%
	2018	0.00%	1.00%	23.90	87.55	244,163	12,442,637	-1.41%	-0.41%	0.24%
	2017	0.00%	1.00%	24.06	88.80	214,760	13,905,892	26.15%	27.42%	0.25%
Janus Henderson Flexible Bond Portfolio - Institutional Shares
	2021	0.50%	0.50%	20.75	20.75	1,062	22,040	-1.39%	-1.39%	2.03%
	2020	0.50%	0.50%	21.05	21.05	1,100	23,142	9.93%	9.93%	3.23%
	2019	0.50%	0.50%	19.14	19.14	841	16,101	9.03%	9.03%	3.29%
	2018	0.50%	0.50%	17.56	17.56	919	16,138	-1.50%	-1.50%	3.11%
	2017	0.50%	0.50%	17.83	17.83	994	17,733	3.10%	3.10%	2.91%
Janus Henderson Global Research Portfolio - Institutional Shares
	2021	0.00%	1.00%	16.29	78.08	203,555	11,727,818	16.91%	18.09%	0.52%
	2020	0.00%	1.00%	13.80	66.78	219,003	10,655,907	18.87%	20.06%	0.73%
	2019	0.00%	1.00%	11.49	56.18	237,518	9,722,368	27.76%	29.04%	1.00%
	2018	0.00%	1.00%	17.69	43.98	257,169	8,761,485	-7.79%	-6.87%	1.12%
	2017	0.00%	1.00%	19.04	47.69	258,258	10,223,141	25.76%	27.03%	0.81%
Janus Henderson Research Portfolio - Institutional Shares
	2021	0.00%	1.00%	20.06	107.74	133,948	9,104,937	19.14%	20.33%	0.10%
	2020	0.00%	1.00%	16.67	90.44	141,950	8,153,003	31.63%	32.95%	0.41%
	2019	0.00%	1.00%	12.54	68.70	161,987	6,993,126	34.17%	35.52%	0.45%
	2018	0.00%	1.00%	21.34	51.21	164,133	6,779,147	-3.55%	-2.58%	0.54%
	2017	0.00%	1.00%	21.96	53.09	177,577	7,883,733	26.61%	27.88%	0.39%
MFS® VIT Total Return Series - Initial Class
	2021	0.50%	0.50%	28.80	28.80	821	23,657	13.55%	13.55%	1.80%
	2020	0.50%	0.50%	25.36	25.36	851	21,571	9.26%	9.26%	2.16%
	2019	0.50%	0.50%	23.21	23.21	628	14,578	19.78%	19.78%	1.26%
	2018	0.50%	0.50%	19.38	19.38	2,460	47,671	-6.08%	-6.08%	2.21%
	2017	0.50%	0.50%	20.63	20.63	2,536	52,319	11.74%	11.74%	2.36%
MFS® VIT II Income Portfolio - Initial Class
	2018	0.50%	0.50%	17.10	17.10	1,942	33,204	-2.48%	-2.48%	4.00%
	2017	0.50%	0.50%	17.53	17.53	1,963	34,429	5.71%	5.71%	4.67%
Voya Balanced Portfolio - Class I
	2021	0.00%	1.00%	14.19	71.28	134,885	5,189,184	14.77%	15.92%	1.64%
	2020	0.00%	1.00%	12.24	62.08	146,140	5,104,926	9.74%	10.85%	2.42%
	2019	0.00%	1.00%	11.04	56.54	167,266	5,331,656	17.92%	19.11%	2.42%
	2018	0.00%	1.00%	15.09	47.93	201,540	5,613,801	-7.75%	-6.83%	2.77%
	2017	0.00%	1.00%	16.24	51.96	333,104	12,097,478	13.59%	14.73%	2.54%
Voya Government Money Market Portfolio - Class I
	2021	0.00%	1.00%	10.23	21.26	159,629	2,129,138	-0.91%	0.09%	0.00%
	2020	0.00%	1.00%	10.24	21.46	165,896	2,254,213	-0.71%	0.29%	0.26%
	2019	0.00%	1.00%	10.24	21.61	182,185	2,486,718	0.94%	1.96%	1.89%
	2018	0.00%	1.00%	10.07	21.41	225,970	3,002,989	0.55%	1.56%	1.52%
	2017	0.00%	1.00%	9.94	21.29	269,017	3,588,871	-0.39%	0.61%	0.57%
Voya Growth and Income Portfolio - Class I
	2021	0.00%	1.00%	18.40	178.42	915,372	70,625,046	27.72%	29.00%	0.99%
	2020	0.00%	1.00%	14.27	139.63	991,803	61,893,645	16.09%	17.26%	1.40%
	2019	0.00%	1.00%	12.17	120.21	1,074,446	58,244,521	27.60%	28.88%	1.63%
	2018	0.00%	1.00%	19.56	94.16	1,156,857	50,732,940	-5.40%	-4.45%	1.75%
	2017	0.00%	1.00%	20.53	99.49	1,255,313	59,845,443	19.14%	20.34%	1.80%
Voya Index Plus LargeCap Portfolio - Class I
	2021	0.00%	1.00%	17.90	70.21	1,230,314	71,428,830	27.96%	29.25%	1.02%
	2020	0.00%	1.00%	13.85	56.88	1,259,784	57,242,390	14.75%	15.91%	1.58%
	2019	0.00%	1.00%	11.95	49.49	1,279,761	50,755,964	28.76%	30.05%	1.53%
	2018	0.00%	1.00%	20.99	38.38	1,270,194	39,816,852	-7.75%	-6.81%	1.46%
	2017	0.00%	1.00%	22.58	41.53	1,236,642	44,330,359	23.40%	24.64%	1.58%

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
Voya Intermediate Bond Portfolio - Class I
	2021	0.00%	1.00%	$11.93	$58.65	188,967	$4,253,542	-1.86%	-0.88%	3.01%
	2020	0.00%	1.00%	12.04	59.77	184,338	4,530,456	6.73%	7.81%	3.48%
	2019	0.00%	1.00%	11.17	56.00	183,671	4,423,653	8.76%	9.85%	3.39%
	2018	0.00%	1.00%	12.50	51.49	195,553	4,460,391	-1.53%	-0.54%	3.64%
	2017	0.00%	1.00%	12.60	52.29	186,973	5,071,824	3.99%	5.04%	3.36%
Voya Large Cap Growth Portfolio - Class I
	2021	0.00%	1.00%	19.49	89.48	126,973	8,652,343	18.36%	19.55%	0.00%
	2020	0.00%	1.00%	16.30	75.60	139,551	7,917,076	29.58%	30.88%	0.48%
	2019	0.00%	1.00%	12.46	58.34	155,873	7,152,093	31.43%	32.76%	0.65%
	2018	0.00%	1.00%	23.16	44.38	178,456	6,480,525	-2.46%	-1.48%	0.62%
	2017	0.00%	1.00%	23.56	45.50	172,203	7,166,078	28.45%	29.74%	0.64%
Voya Small Company Portfolio - Class I
	2018	0.50%	0.50%	27.44	27.44	3,033	83,240	-16.26%	-16.26%	0.51%
	2017	0.50%	0.50%	32.77	32.77	3,066	100,474	10.73%	10.73%	0.33%
Voya Strategic Allocation Conservative Portfolio - Class I
	2021	0.00%	1.00%	13.29	35.67	23,027	564,297	8.05%	9.14%	2.23%
	2020	0.00%	1.00%	12.18	32.97	15,021	431,216	9.35%	10.45%	2.56%
	2019	0.00%	1.00%	11.03	30.10	15,996	418,727	13.67%	14.82%	2.80%
	2018	0.00%	1.00%	21.35	26.44	20,426	475,042	-4.98%	-4.65%	2.70%
	2017	0.25%	1.00%	15.01	27.79	21,602	544,740	9.43%	10.26%	2.51%
Voya Strategic Allocation Growth Portfolio - Class I
	2021	0.00%	1.00%	14.94	45.30	76,450	2,786,061	16.18%	17.35%	1.85%
	2020	0.00%	1.00%	12.73	38.93	72,763	2,425,665	13.26%	14.40%	2.10%
	2019	0.00%	1.00%	11.13	34.32	77,877	2,281,046	21.62%	22.84%	2.68%
	2018	0.00%	1.00%	16.08	28.18	78,982	1,856,932	-9.24%	-8.32%	2.18%
	2017	0.00%	1.00%	17.59	31.00	107,624	2,878,303	16.71%	17.88%	1.76%
Voya Strategic Allocation Moderate Portfolio - Class I
	2021	0.00%	1.00%	14.31	40.45	72,810	1,939,892	12.71%	13.84%	2.13%
	2020	0.00%	1.00%	12.57	35.84	58,859	1,566,170	11.61%	12.73%	2.30%
	2019	0.00%	1.00%	11.15	32.06	61,054	1,440,800	18.08%	19.26%	2.76%
	2018	0.00%	1.00%	15.55	27.11	66,662	1,328,299	-6.99%	-6.05%	2.30%
	2017	0.00%	1.00%	16.31	29.11	64,652	1,479,009	13.35%	14.49%	1.92%
VY® T. Rowe Price Growth Equity Portfolio - Class I
	2021	0.00%	1.00%	19.57	89.74	145,272	5,177,926	18.95%	20.15%	0.00%
	2020	0.00%	1.00%	16.29	75.18	149,312	4,744,904	35.32%	36.68%	0.00%
	2019	0.00%	1.00%	11.92	55.37	154,163	3,688,303	29.53%	30.83%	0.18%
	2018	0.00%	1.00%	24.95	42.59	152,337	3,402,999	-2.07%	-1.08%	0.23%
	2017	0.00%	1.00%	25.29	43.34	126,621	4,230,500	32.25%	33.58%	0.05%
VY® Voya International High Dividend Low Volatility Portfolio - Class I
	2021	0.00%	1.00%	10.89	34.79	96,840	2,803,383	10.97%	12.08%	2.42%
	2020	0.00%	1.00%	9.71	31.35	107,753	2,791,293	-1.70%	-0.71%	3.67%
	2019	0.00%	1.00%	9.78	31.89	117,550	3,055,255	15.59%	16.75%	2.07%
	2018	0.00%	1.00%	12.78	27.59	135,270	3,132,861	-15.80%	-14.95%	2.08%
	2017	0.00%	1.00%	15.06	32.77	141,505	4,155,996	21.13%	22.35%	1.98%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(1)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(2)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(3)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

3. Financial Highlights (continued)

account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2021:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Contrafund® Portfolio - Initial Class	$1,934,216	$1,416,873
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,123,324	669,496
Fidelity® VIP Growth Portfolio - Initial Class	87,888	239,774
Fidelity® VIP Overseas Portfolio - Initial Class	41,494	37,731
Invesco V.I. Global Fund - Series I Shares	235,005	484,432
Invesco V.I. Global Strategic Income Fund - Series I Shares	70,650	71,282
Janus Henderson Balanced Portfolio - Institutional Shares	196,348	717,953
Janus Henderson Enterprise Portfolio - Institutional Shares	1,529,973	1,678,257
Janus Henderson Flexible Bond Portfolio - Institutional Shares	1,040	891
Janus Henderson Global Research Portfolio - Institutional Shares	670,226	882,353
Janus Henderson Research Portfolio - Institutional Shares	521,767	731,292
MFS® VIT Total Return Series - Initial Class	1,512	904
Voya Balanced Portfolio - Class I	361,611	875,461
Voya Government Money Market Portfolio - Class I	243,564	368,639
Voya Growth and Income Portfolio - Class I	28,972,950	8,640,555
Voya Index Plus LargeCap Portfolio - Class I	4,826,946	2,336,383
Voya Intermediate Bond Portfolio - Class I	440,155	539,773
Voya Large Cap Growth Portfolio - Class I	1,585,639	796,519
Voya Strategic Allocation Conservative Portfolio - Class I	141,915	39,466
Voya Strategic Allocation Growth Portfolio - Class I	241,541	198,822
Voya Strategic Allocation Moderate Portfolio - Class I	356,910	120,240
VY® T. Rowe Price Growth Equity Portfolio - Class I	453,702	541,838
VY® Voya International High Dividend Low Volatility Portfolio - Class I	149,929	389,919

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2020:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Contrafund® Portfolio - Initial Class	$302,976	$1,114,011
Fidelity® VIP Equity-Income Portfolio - Initial Class	509,161	728,997
Fidelity® VIP Growth Portfolio - Initial Class	43,523	73,685
Fidelity® VIP Overseas Portfolio - Initial Class	3,790	15,953
Invesco V.I. Global Fund - Series I Shares	199,479	330,979
Invesco V.I. Global Strategic Income Fund - Series I Shares	63,532	63,922
Janus Henderson Balanced Portfolio - Institutional Shares	289,600	1,232,163
Janus Henderson Enterprise Portfolio - Institutional Shares	1,058,555	1,119,883
Janus Henderson Flexible Bond Portfolio - Institutional Shares	7,444	1,526
Janus Henderson Global Research Portfolio - Institutional Shares	635,755	936,230

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Janus Henderson Research Portfolio - Institutional Shares	$691,108	$1,073,000
MFS® VIT Total Return Series - Initial Class	7,567	1,285
Voya Balanced Portfolio - Class I	356,822	808,747
Voya Government Money Market Portfolio - Class I	424,284	656,789
Voya Growth and Income Portfolio - Class I	6,388,698	5,579,003
Voya Index Plus LargeCap Portfolio - Class I	5,351,599	1,510,100
Voya Intermediate Bond Portfolio - Class I	461,170	434,184
Voya Large Cap Growth Portfolio - Class I	1,021,790	1,282,128
Voya Strategic Allocation Conservative Portfolio - Class I	41,397	45,262
Voya Strategic Allocation Growth Portfolio - Class I	253,013	183,709
Voya Strategic Allocation Moderate Portfolio - Class I	169,009	120,102
VY® T. Rowe Price Growth Equity Portfolio - Class I	229,569	300,474
VY® Voya International High Dividend Low Volatility Portfolio - Class I	511,663	301,224

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2019:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Contrafund® Portfolio - Initial Class	$1,501,151	$1,883,455
Fidelity® VIP Equity-Income Portfolio - Initial Class	713,791	1,468,593
Fidelity® VIP Growth Portfolio - Initial Class	41,494	218,447
Fidelity® VIP High Income Portfolio - Initial Class	2,231	269,370
Fidelity® VIP Overseas Portfolio - Initial Class	326,717	4,817
Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares	—	90,432
Invesco V.I. Global Fund - Series I Shares	568,658	815,099
Invesco V.I. Global Strategic Income Fund - Series I Shares	45,196	246,230
Invesco V.I. Main Street Fund - Series I Shares	—	21,962
Janus Henderson Balanced Portfolio - Institutional Shares	530,516	1,032,917
Janus Henderson Enterprise Portfolio - Institutional Shares	948,213	2,118,506
Janus Henderson Flexible Bond Portfolio - Institutional Shares	532	1,518
Janus Henderson Global Research Portfolio - Institutional Shares	700,802	1,400,224
Janus Henderson Research Portfolio - Institutional Shares	791,160	1,864,599
MFS® VIT Total Return Series - Initial Class	705	39,579
MFS® VIT II Income Portfolio - Initial Class	—	34,922
Voya Balanced Portfolio - Class I	470,977	1,366,524
Voya Government Money Market Portfolio - Class I	559,514	1,075,391
Voya Growth and Income Portfolio - Class I	6,575,637	6,541,320
Voya Index Plus LargeCap Portfolio - Class I	5,275,648	1,586,039
Voya Intermediate Bond Portfolio - Class I	352,819	649,775
Voya Large Cap Growth Portfolio - Class I	1,227,147	1,391,344
Voya Small Company Portfolio - Class I	—	99,400
Voya Strategic Allocation Conservative Portfolio - Class I	62,428	144,488
Voya Strategic Allocation Growth Portfolio - Class I	549,504	307,320
Voya Strategic Allocation Moderate Portfolio - Class I	187,166	184,601
VY® T. Rowe Price Growth Equity Portfolio - Class I	877,758	809,922
VY® Voya International High Dividend Low Volatility Portfolio - Class I	419,080	673,287

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2021:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Fidelity® VIP Contrafund® Portfolio - Initial Class	289,659	$54.35	$15,742,989	$9,621,187
Fidelity® VIP Equity-Income Portfolio - Initial Class	311,701	26.15	8,150,973	6,943,243
Fidelity® VIP Growth Portfolio - Initial Class	2,853	102.43	292,214	170,848
Fidelity® VIP Overseas Portfolio - Initial Class	18,568	29.28	543,660	395,593
Invesco V.I. Global Fund - Series I Shares	64,328	57.22	3,680,826	2,527,746
Invesco V.I. Global Strategic Income Fund - Series I Shares	162,725	4.45	724,125	804,941
Janus Henderson Balanced Portfolio - Institutional Shares	148,356	50.22	7,450,444	4,484,470
Janus Henderson Enterprise Portfolio - Institutional Shares	170,637	100.51	17,150,684	9,533,609
Janus Henderson Flexible Bond Portfolio - Institutional Shares	1,829	12.05	22,040	22,217
Janus Henderson Global Research Portfolio - Institutional Shares	164,532	71.28	11,727,818	6,309,157
Janus Henderson Research Portfolio - Institutional Shares	161,693	56.31	9,104,937	5,049,528
MFS® VIT Total Return Series - Initial Class	852	27.78	23,657	19,352
Voya Balanced Portfolio - Class I	281,562	18.43	5,189,184	3,790,447
Voya Government Money Market Portfolio - Class I	2,129,137	1.00	2,129,138	2,129,473
Voya Growth and Income Portfolio - Class I	3,031,118	23.30	70,625,046	76,783,552
Voya Index Plus LargeCap Portfolio - Class I	2,034,430	35.11	71,428,830	47,577,733
Voya Intermediate Bond Portfolio - Class I	331,789	12.82	4,253,542	4,246,434
Voya Large Cap Growth Portfolio - Class I	384,891	22.48	8,652,343	6,936,359
Voya Strategic Allocation Conservative Portfolio - Class I	39,572	14.26	564,297	497,273
Voya Strategic Allocation Growth Portfolio - Class I	156,432	17.81	2,786,061	2,114,038
Voya Strategic Allocation Moderate Portfolio - Class I	118,575	16.36	1,939,892	1,525,968
VY® T. Rowe Price Growth Equity Portfolio - Class I	43,468	119.12	5,177,926	3,672,929
VY® Voya International High Dividend Low Volatility Portfolio - Class I	268,523	10.44	2,803,383	2,929,625

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2021, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Contrafund® Portfolio - Initial Class	15,042	(21,462)	(6,420)
Fidelity® VIP Equity-Income Portfolio - Initial Class	5,291	(16,275)	(10,984)
Fidelity® VIP Growth Portfolio - Initial Class	187	(4,154)	(3,967)
Fidelity® VIP Overseas Portfolio - Initial Class	—	(1,366)	(1,366)
Invesco V.I. Global Fund - Series I Shares	11,894	(8,447)	3,447
Invesco V.I. Global Strategic Income Fund - Series I Shares	3,662	(5,069)	(1,407)
Janus Henderson Balanced Portfolio - Institutional Shares	4,293	(13,180)	(8,887)
Janus Henderson Enterprise Portfolio - Institutional Shares	2,018	(17,302)	(15,284)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	—	(38)	(38)
Janus Henderson Global Research Portfolio - Institutional Shares	1,910	(17,358)	(15,448)
Janus Henderson Research Portfolio - Institutional Shares	1,584	(9,586)	(8,002)
MFS® VIT Total Return Series - Initial Class	—	(30)	(30)
Voya Balanced Portfolio - Class I	10,718	(21,973)	(11,255)
Voya Government Money Market Portfolio - Class I	18,325	(24,592)	(6,267)
Voya Growth and Income Portfolio - Class I	6,838	(83,269)	(76,431)
Voya Index Plus LargeCap Portfolio - Class I	13,799	(43,269)	(29,470)
Voya Intermediate Bond Portfolio - Class I	21,673	(17,044)	4,629
Voya Large Cap Growth Portfolio - Class I	1,760	(14,338)	(12,578)
Voya Strategic Allocation Conservative Portfolio - Class I	9,390	(1,384)	8,006
Voya Strategic Allocation Growth Portfolio - Class I	8,945	(5,258)	3,687
Voya Strategic Allocation Moderate Portfolio - Class I	17,772	(3,821)	13,951
VY® T. Rowe Price Growth Equity Portfolio - Class I	8,412	(12,452)	(4,040)
VY® Voya International High Dividend Low Volatility Portfolio - Class I	3,367	(14,280)	(10,913)

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2020, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Contrafund® Portfolio - Initial Class	10,008	(19,968)	(9,960)
Fidelity® VIP Equity-Income Portfolio - Initial Class	6,820	(26,476)	(19,656)
Fidelity® VIP Growth Portfolio - Initial Class	255	(1,765)	(1,510)
Fidelity® VIP Overseas Portfolio - Initial Class	—	(647)	(647)
Invesco V.I. Global Fund - Series I Shares	3,318	(9,434)	(6,116)
Invesco V.I. Global Strategic Income Fund - Series I Shares	2,819	(3,720)	(901)
Janus Henderson Balanced Portfolio - Institutional Shares	2,513	(19,381)	(16,868)
Janus Henderson Enterprise Portfolio - Institutional Shares	3,499	(17,566)	(14,067)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	331	(72)	259
Janus Henderson Global Research Portfolio - Institutional Shares	6,980	(25,495)	(18,515)
Janus Henderson Research Portfolio - Institutional Shares	3,995	(24,032)	(20,037)
MFS® VIT Total Return Series - Initial Class	277	(54)	223
Voya Balanced Portfolio - Class I	2,389	(23,515)	(21,126)
Voya Government Money Market Portfolio - Class I	31,571	(47,860)	(16,289)
Voya Growth and Income Portfolio - Class I	7,070	(89,713)	(82,643)
Voya Index Plus LargeCap Portfolio - Class I	19,738	(39,715)	(19,977)
Voya Intermediate Bond Portfolio - Class I	15,858	(15,191)	667
Voya Large Cap Growth Portfolio - Class I	11,963	(28,285)	(16,322)
Voya Strategic Allocation Conservative Portfolio - Class I	772	(1,747)	(975)
Voya Strategic Allocation Growth Portfolio - Class I	1,198	(6,312)	(5,114)
Voya Strategic Allocation Moderate Portfolio - Class I	2,713	(4,908)	(2,195)
VY® T. Rowe Price Growth Equity Portfolio - Class I	6,228	(11,079)	(4,851)
VY® Voya International High Dividend Low Volatility Portfolio - Class I	3,887	(13,684)	(9,797)

The change in units outstanding for the year ended December 31, 2019, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Contrafund® Portfolio - Initial Class	32,868	(39,699)	(6,831)
Fidelity® VIP Equity-Income Portfolio - Initial Class	14,768	(49,246)	(34,478)
Fidelity® VIP Growth Portfolio - Initial Class	260	(6,171)	(5,911)
Fidelity® VIP High Income Portfolio - Initial Class	—	(12,573)	(12,573)
Fidelity® VIP Overseas Portfolio - Initial Class	16,126	(168)	15,958
Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares	—	(3,220)	(3,220)
Invesco V.I. Global Fund - Series I Shares	11,498	(25,336)	(13,838)
Invesco V.I. Global Strategic Income Fund - Series I Shares	1,212	(14,166)	(12,954)
Invesco V.I. Main Street Fund - Series I Shares	—	(775)	(775)
Janus Henderson Balanced Portfolio - Institutional Shares	28,947	(19,857)	9,090
Janus Henderson Enterprise Portfolio - Institutional Shares	37,201	(38,537)	(1,336)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	—	(78)	(78)
Janus Henderson Global Research Portfolio - Institutional Shares	12,905	(32,556)	(19,651)
Janus Henderson Research Portfolio - Institutional Shares	33,038	(35,184)	(2,146)
MFS® VIT Total Return Series - Initial Class	—	(1,832)	(1,832)
MFS® VIT II Income Portfolio - Initial Class	—	(1,942)	(1,942)
Voya Balanced Portfolio - Class I	3,419	(37,693)	(34,274)
Voya Government Money Market Portfolio - Class I	36,145	(79,930)	(43,785)
Voya Growth and Income Portfolio - Class I	28,121	(110,532)	(82,411)
Voya Index Plus LargeCap Portfolio - Class I	52,667	(43,100)	9,567
Voya Intermediate Bond Portfolio - Class I	16,042	(27,924)	(11,882)
Voya Large Cap Growth Portfolio - Class I	9,454	(32,037)	(22,583)
Voya Small Company Portfolio - Class I	—	(3,033)	(3,033)
Voya Strategic Allocation Conservative Portfolio - Class I	881	(5,311)	(4,430)
Voya Strategic Allocation Growth Portfolio - Class I	11,208	(12,313)	(1,105)
Voya Strategic Allocation Moderate Portfolio - Class I	2,232	(7,840)	(5,608)
VY® T. Rowe Price Growth Equity Portfolio - Class I	35,769	(33,943)	1,826
VY® Voya International High Dividend Low Volatility Portfolio - Class I	8,773	(26,493)	(17,720)

7. Subsequent Events

Management evaluated subsequent events through April 27, 2022, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Voya Retirement Insurance and Annuity Company
and

Contract Owners of Variable Life Account B of Voya Retirement Insurance and Annuity Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Variable Life Account B of Voya Retirement Insurance and Annuity Company ("Variable Account"), as of December 31, 2021, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 1999.
Philadelphia, Pennsylvania
April 27, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Contrafund® Portfolio - Initial Class	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Fidelity® VIP High Income Portfolio - Initial Class	Available fund with no money invested at December 31, 2021	For the year ended December 31, 2019	For each of the three years in the period ended December 31, 2021
Fidelity® VIP Overseas Portfolio - Initial Class	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares	Available fund with no money invested at December 31, 2021	For the year ended December 31, 2019	For each of the three years in the period ended December 31, 2021
Invesco V.I. Global Fund - Series I Shares	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Invesco V.I. Global Strategic Income Fund - Series I Shares	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Invesco V.I. Main Street Fund- Series I Shares	Available fund with no money invested at December 31, 2021	For the year ended December 31, 2019	For each of the three years in the period ended December 31, 2021
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Janus Henderson Enterprise Portfolio - Institutional Shares	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Janus Henderson Flexible Bond Portfolio - Institutional Shares	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Janus Henderson Research Portfolio - Institutional Shares	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
MFS® VIT Total Return Series - Initial Class	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
MFS® VIT II Income Portfolio - Initial Class	Available fund with no money invested at December 31, 2021	For the year ended December 31, 2019	For each of the three years in the period ended December 31, 2021
Voya Balanced Portfolio - Class I	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Voya Government Money Market Portfolio - Class I	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Voya Growth and Income Portfolio - Class I	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Voya Index Plus LargeCap Portfolio - Class I	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Voya Intermediate Bond Portfolio - Class I	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Voya Large Cap Growth Portfolio - Class I	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Voya Small Company Portfolio - Class I	Available fund with no money invested at December 31, 2021	For the year ended December 31, 2019	For each of the three years in the period ended December 31, 2021
Voya Strategic Allocation Conservative Portfolio - Class I	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Voya Strategic Allocation Growth Portfolio - Class I	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
Voya Strategic Allocation Moderate Portfolio - Class I	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
VY® T. Rowe Price Growth Equity Portfolio - Class I	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021
VY® Voya International High Dividend Low Volatility Portfolio - Class I	As of December 31, 2021	For each of the three years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021